ENTERGY STATISTICAL REPORT

AND INVESTOR GUIDE

2018

Our Vision: We Power Life

Our Mission: We exist to grow a world-class energy business that creates sustainable value for our four key stakeholders – customers, employees, communities and owners.

Entergy Corporation (NYSE:ETR) is an integrated energy company engaged primarily in electric power production and retail distribution operations. Entergy owns and operates power plants with
approximately 30,000 megawatts of electric generating capacity, including nearly 9,000 megawatts of nuclear power. Entergy delivers electricity to 2.9 million utility customers in Arkansas, Louisiana,
Mississippi and Texas. Entergy has annual revenues of approximately
$11 billion and nearly 13,700 employees.

We have assembled the statistics and facts in this report to support your review and analysis of Entergy’s results over the last three years.

This information is available in two electronic files, Excel and PDF in order to facilitate easier access and analysis.

Entergy Investor Relations

TABLE OF CONTENTS		Note: The Excel Tab labels correspond to the page numbers
in the PDF version of the 2018 report.
	Excel Tab		Excel Tab
ABOUT THIS PUBLICATION	Page 2	Utility Securities Detail	Pages 31 – 34
FORWARD-LOOKING INFORMATION	Page 2	Utility Long-Term Debt and Preferred Stock	Page 31
REGULATION G COMPLIANCE	Page 2	Entergy Arkansas, LLC	Page 31
ENTERGY AT A GLANCE	Pages 3 – 4	Entergy Utility Holding Company, LLC	Page 31
		Entergy Louisiana, LLC	Page 32
ENTERGY CORPORATION AND SUBSIDIARIES		Entergy Mississippi, LLC	Page 33
Selected Financial and Operating Data	Page 5	Entergy New Orleans, LLC	Page 33
Selected Financial Data	Page 5	Entergy Texas, Inc.	Page 34
Utility Electric Operating Data	Page 5	System Energy Resources, Inc.	Page 34
Entergy Wholesale Commodities Operating Data	Page 5	Utility Statistical Information	Pages 35 – 47
Employees	Page 5	Utility Total Capability	Page 35
Owned and Leased Capability	Page 5	Utility Selected Operating Data	Page 35
Consolidated Quarterly Financial Metrics	Page 6	Utility Electric Statistical Information	Page 36
Consolidated Annual Financial Metrics	Page 6	Entergy Arkansas, LLC	Pages 37 – 38
Financial Results	Page 7	Entergy Louisiana, LLC	Pages 39 – 40
GAAP to Non-GAAP Reconciliations:	Page 7	Entergy Mississippi, LLC	Pages 41 – 42
Consolidated Quarterly Results	Page 7	Entergy New Orleans, LLC	Pages 43 – 44
Consolidated Quarterly Adjustments	Pages 8 – 9	System Energy Resources, Inc.	Page 44
Consolidated Annual Results	Page 10	Entergy Texas, Inc.	Pages 45 – 46
Consolidated Annual Adjustments	Pages 11 – 12	Utility Nuclear Plant Statistics	Page 47
Consolidated Statements of Operations	Page 13	Utility Regulatory Information	Page 48
Consolidating Income Statement	Page 14	State Regulatory Commissions	Page 48
Consolidated Balance Sheets	Pages 15 – 16	Commission/Council Members	Page 48
Consolidating Balance Sheet	Pages 17 – 18
Consolidated Statements of Cash Flow	Pages 19 – 20	ENTERGY WHOLESALE COMMODITIES
Cash Flow Information by Business	Page 20	EWC Quarterly Financial Metrics	Page 49
Consolidated Statements of Changes in Equity	Page 21	EWC Annual Financial Metrics	Page 49
Consolidated Statements of Comprehensive	Page 22	EWC Quarterly Operational Metrics	Page 49
Income (Loss)		EWC Annual Operational Metrics	Page 49
Consolidated Capital Expenditures	Page 23	EWC Total Capacity	Page 49
Historical Capital Expenditures	Page 23	EWC Nuclear Plant Statistics	Page 50
Entergy Corporation Securities Detail	Page 23	EWC Nuclear Plant Additional Information	Page 50
Entergy Corporation Long-Term Debt	Page 23	EWC Non-Nuclear Wholesale Assets	Page 50
Securities Ratings (Outlook)	Page 23	Plant Statistics
Preferred Member Interests	Page 23	EWC Non-Nuclear Wholesale Assets	Page 50
UTILITY		Plant Emissions
Utility Quarterly Financial Metrics	Page 24	EWC Non-Nuclear Assets Securities Detail	Page 51
Utility Annual Financial Metrics	Page 24	Vermont Yankee Credit Facility	Page 51
Utility Securities Ratings (Outlook)	Page 24	Preferred Stock	Page 51
Utility Historical Capital Expenditures	Page 24
Utility Financial Results	Pages 25 – 30	DEFINITIONS OF OPERATIONAL MEASURES AND
Utility Consolidating Income Statement	Page 25	GAAP AND NON-GAAP FINANCIAL MEASURES	Page 52
Utility Consolidating Balance Sheet	Pages 26 – 27
Utility Selected Annual Financial Metrics	Pages 28 – 30	REG G RECONCILIATIONS
		Financial Measures	Pages 53 – 66

		INVESTOR INFORMATION	Page 67

ABOUT THIS PUBLICATION
This publication is unaudited and should be used in conjunction with Entergy’s 2018	• the effects of changes in federal, state or local laws and regulations, and other
Annual Report to Shareholders and Form 10-K filed with the Securities and Exchange	governmental actions or policies, including changes in monetary, fiscal, tax,
Commission. It has been prepared for information purposes and is not intended for use	environmental, trade/tariff, or energy policies;
in connection with any sale or purchase of, or any offer to buy, any securities of Entergy	• the effects of full or partial shutdowns of the federal government or delays in
Corporation or its subsidiaries.	obtaining government or regulatory actions or decisions;
• uncertainty regarding the establishment of interim or permanent sites for spent
FORWARD-LOOKING INFORMATION	nuclear fuel and nuclear waste storage and disposal and the level of spent fuel and
In this report and from time to time, Entergy Corporation makes statements concerning	nuclear waste disposal fees charged by the U.S. government or other providers related
its expectations, beliefs, plans, objectives, goals, strategies, and future	to such sites;
events or performance. Such statements are “forward-looking statements”	• variations in weather and the occurrence of hurricanes and other storms and disasters,
within the meaning of the Private Securities Litigation Reform Act of 1995.	including uncertainties associated with efforts to remediate the effects of hurricanes,
Words such as “may,” “will,” “could,” “project,” “believe,” “anticipate,” “intend,”	ice storms, or other weather events and the recovery of costs associated with
“expect,” “estimate,” “continue,” “potential,” “plan,” “predict,” “forecast,”	restoration, including accessing funded storm reserves, federal and local cost recovery
and other similar words or expressions are intended to identify forward-looking	mechanisms, securitization, and insurance;
statements but are not the only means to identify these statements. Although Entergy	• effects of climate change, including the potential for increases in extreme weather
believes that these forward-looking statements and the underlying assumptions are	events and sea levels or coastal land and wetland loss;
reasonable, it cannot provide assurance that they will prove correct. Any	• changes in the quality and availability of water supplies and the related regulation of
forward-looking statement is based on information current as of the date of this	water use and diversion;
report and speaks only as of the date on which such statement is made.	• Entergy’s ability to manage its capital projects and operation and maintenance costs;
Except to the extent required by the federal securities laws, Entergy undertakes	• Entergy’s ability to purchase and sell assets at attractive prices and on other
no obligation to publicly update or revise any forward-looking statements,	attractive terms;
whether as a result of new information, future events, or otherwise.	• the economic climate, and particularly economic conditions in Entergy’s Utility
Forward-looking statements involve a number of risks and uncertainties.	service area and the northern United States and events and circumstances that could
There are factors that could cause actual results to differ materially from those	influence economic conditions in those areas, including power prices, and the risk
expressed or implied in the forward-looking statements, including (a) those	that anticipated load growth may not materialize;
factors discussed or incorporated by reference in Item 1A. Risk Factors contained	• federal income tax reform, including the enactment of the Tax Cuts and Jobs Act, and
in the Form 10-K for the year ended Dec. 31, 2018, (b) those factors discussed or	its intended and unintended consequences on financial results and future cash flows;
incorporated by reference in Management’s Financial Discussion and Analysis	• the effects of Entergy’s strategies to reduce tax payments, especially in light of
contained in the Form 10-K for the year ended Dec. 31, 2018, and (c) the following	federal income tax reform;
factors (in addition to others described elsewhere in this report and in	• changes in the financial markets and regulatory requirements for the issuance of
subsequent securities filings):	securities, particularly as they affect access to capital and Entergy’s ability to
• resolution of pending and future rate cases, formula rate proceedings and related	refinance existing securities, execute share repurchase programs, and fund
negotiations, including various performance-based rate discussions, Entergy’s utility	investments and acquisitions;
supply plan, and recovery of fuel and purchased power costs;	• actions of rating agencies, including changes in the ratings of debt, changes in general
• long-term risks and uncertainties associated with the termination of the System	corporate ratings, and changes in the rating agencies’ ratings criteria;
Agreement in 2016, including the potential absence of federal authority to resolve	• changes in inflation and interest rates;
certain issues among the Utility operating companies and their retail regulators;	• the effect of litigation and government investigations or proceedings;
• regulatory and operating challenges and uncertainties and economic risks associated	• changes in technology, including (i) Entergy’s ability to implement new or emerging
with the Utility operating companies’ participation in MISO, including the benefits	technologies, (ii) the impact of changes in technology relating to new, developing, or
of continued MISO participation, the effect of current or projected MISO market rules	alternative sources of generation such as distributed energy and energy storage,
and market and system conditions in the MISO markets, the allocation of MISO	renewable energy, energy efficiency, demand side management, and other measures that
system transmission upgrade costs, and the effect of planning decisions that MISO	reduce load, and (iii) competition from other companies offering products and services to
makes with respect to future transmission investments by the Utility operating	Entergy's customers based on new or emerging technologies or alternative sources of
companies;	generation;
• changes in utility regulation, including with respect to retail and wholesale	• the effects, including increased security costs, of threatened or actual terrorism, cyber-
competition, the ability to recover net utility assets and other potential stranded costs,	attacks or data security breaches, natural or man-made electromagnetic pulses that
and the application of more stringent transmission reliability requirements or market	affect transmission or generation infrastructure, accidents, and war or a catastrophic
power criteria by the FERC or the U.S. Department of Justice;	event such as a nuclear accident or a natural gas pipeline explosion;
• changes in the regulation or regulatory oversight of Entergy’s nuclear generating	• Entergy’s ability to attract and retain talented management, directors, and employees
facilities and nuclear materials and fuel, including with respect to the planned,	with specialized skills;
potential or actual shutdown of nuclear generating facilities owned or operated by	• changes in accounting standards and corporate governance;
Entergy Wholesale Commodities and the effects of new or existing safety or	• declines in the market prices of marketable securities and resulting funding
environmental concerns regarding nuclear power plants and nuclear fuel;	requirements and the effects on benefits costs for Entergy’s defined benefit pension

• resolution of pending or future applications, and related regulatory proceedings and	and other postretirement benefit plans;
litigation, for license modifications or other authorizations required of nuclear	• future wage and employee benefit costs, including changes in discount rates and
generating facilities and the effect of public and political opposition on these	returns on benefit plan assets;
applications, regulatory proceedings and litigation;	• changes in decommissioning trust fund values or earnings or in the timing of,
• the performance of and deliverability of power from Entergy’s generation resources,	requirements for, or cost to decommission Entergy's nuclear plant sites and the
including the capacity factors at Entergy's nuclear generating facilities;	implementation of decommissioning of such sites following shutdown;
• increases in costs and capital expenditures that could result from changing regulatory	• the decision to cease merchant power generation at all Entergy Wholesale
requirements, emerging operating and industry issues, and the commitment of	Commodities nuclear power plants by mid-2022, including the implementation of the
substantial human and capital resources required for the safe and reliable operation	planned shutdowns of Pilgrim, Indian Point 2, Indian Point 3, and Palisades;
and maintenance of Entergy’s nuclear generating facilities;	• the effectiveness of Entergy’s risk management policies and procedures and the
• Entergy’s ability to develop and execute on a point of view regarding future prices of	ability and willingness of its counterparties to satisfy their financial and performance
electricity, natural gas, and other energy-related commodities;	commitments;
• prices for power generated by Entergy’s merchant generating facilities and the ability	• factors that could lead to impairment of long-lived assets; and
to hedge, meet credit support requirements for hedges, sell power forward or	• the ability to successfully complete strategic transactions Entergy may undertake,
otherwise reduce the market price risk associated with those facilities, including the	including mergers, acquisitions, divestitures, or restructurings, regulatory or other
Entergy Wholesale Commodities nuclear plants especially in light of the planned	limitations imposed as a result of any such strategic transaction, and the success of
shutdown or sale of each of these nuclear plants;	the business following any such strategic transaction.
• the prices and availability of fuel and power Entergy must purchase for its Utility
customers, and Entergy’s ability to meet credit support requirements for fuel and	REGULATION G COMPLIANCE
power supply contracts;	Financial performance measures shown in this report include those calculated and
• volatility and changes in markets for electricity, natural gas, uranium, emissions	presented in accordance with generally accepted accounting principles (GAAP), as well
allowances, and other energy-related commodities, and the effect of those changes on	as those that are considered non-GAAP measures. This report includes non-GAAP
Entergy and its customers;	measures of adjusted earnings; adjusted EPS; adjustments; adjusted EBITDA; adjusted
• changes in law resulting from federal or state energy legislation or	common dividend payout ratio; adjusted ROIC; adjusted ROE; gross liquidity; adjusted
legislation subjecting energy derivatives used in hedging and risk management	return on average member's equity; adjusted net revenue; adjusted non-fuel O&M;
transactions to governmental regulation;	total debt, excluding securitization debt; debt to capital, excluding securitization debt;
• changes in environmental laws and regulations, agency positions or associated	net debt to net capital, excluding securitization debt; parent debt to total debt, excluding
litigation, including requirements for reduced emissions of sulfur dioxide, nitrogen	securitization debt; FFO; FFO to debt, excluding securitization debt; FFO to debt
oxide, greenhouse gases, mercury, particulate matter and other regulated air	excluding securitization debt, return of unprotected excess ADIT, and severance,
emissions, heat and other regulated discharges to water, requirements for waste	and retention payments associated with exit of EWC. We have prepared reconciliations
management and disposal and for the remediation of contaminated sites, wetlands	of these measures to the most directly comparable GAAP measures. Reconciliations
protection and permitting, and changes in costs of compliance with environmental	can be found on pages 7, 10, and 53 – 66.
laws and regulations;
• changes in laws and regulations, agency positions, or associated litigation related to protected species and associated critical habitat designations;

ENTERGY AT A GLANCE

VISION, MISSION AND STAKEHOLDER OBJECTIVES

We power life. This is our vision. It goes much further than powering the grid. Together, we are on a journey with our stakeholders to improve lives, build businesses and create prosperity.

We exist to grow a world-class energy business that creates sustainable value for our four key stakeholders – customers, employees, communities and owners. This is our mission.

• For our customers, we create value by delivering top-quartile customer experience by anticipating customer needs and exceeding their expectations while keeping rates reasonable.

• For our employees, we create value by attaining top-quartile organizational health scores and everyone safe, all day, every day and by providing a rewarding, engaging, diverse and inclusive work environment with fair compensation and benefits and opportunities for career advancement.

• For our communities, we create value by achieving top-decile corporate social responsibility performance through economic development, philanthropy, volunteerism and advocacy and by operating our business safely and in a socially and environmentally responsible way.

• For our owners, we create value by delivering top-quartile shareholder returns through the relentless pursuit of opportunities to optimize our business.

BUSINESS STRATEGY

Our strategy to achieve our stakeholder objectives has two key focus areas. First, we invest in the utility for the benefit of our customers, which supports steady, predictable growth in earnings and dividends. Second, we manage risk by ensuring our utility investments are customer-centric and supported by progressive regulatory constructs, and by ensuring an orderly exit of our merchant business.

ENTERGY BY THE NUMBERS

GAAP Revenues	$11.0 billion
GAAP Net Income	$863 million
Total Assets	$48.3 billion
Utility Retail Electric Customers	2.9 million
Interconnected High-Voltage Transmission Lines	15,900 circuit miles
Distribution Lines	105,000 circuit miles
Utility Billed Retail Electric Energy Sales	129,213 GWh
EWC Billed Electric Energy Sales	29,875 GWh
Employees at Year-end	13,688
Total Owned and Leased Generating Capability by Fuel Source in MW:
Nuclear	8,772
Gas/Oil	13,975
Coal	2,411
Solar	2
Hydro	73

ENTERGY AT A GLANCE

OPERATIONS

UTILITY
Entergy’s utility companies generate, transmit, distribute, and sell	ENTERGY WHOLESALE COMMODITIES (EWC)
electric power, and operate a small natural gas distribution business.	Entergy has announced the sale and closure of the EWC nuclear assets, completing
• Five electric utilities with 2.9 million customers	its plan to exit the merchant power business and transition to a pure-play utility.
• Four states – Arkansas, Louisiana, Mississippi, Texas
• 21,000 MW generating capability	EWC owns, operates and decommissions nuclear power plants located in the
• Two gas utilities with 200,000 customers	northern United States and sells the electric power produced by its operating plants to wholesale customers. EWC also provides operations and management services,
ENTERGY ARKANSAS, INC. (E-AR)	including decommissioning services, to nuclear power plants owned by other utilities
Entergy Arkansas generates, transmits, distributes, and sells electric	in the United States. EWC also owns interests in non-nuclear power plants that sell
power to 711,000 retail customers in Arkansas.	the electric power produced by those plants to wholesale customers.

ENTERGY LOUISIANA, LLC (E-LA)	• 3,568 MW nuclear-owned generating capacity in four units in northern U.S.
Entergy Louisiana generates, transmits, distributes, and sells electric	• Pilgrim Nuclear Power Station in Plymouth, Massachusetts
power to 1,084,000 retail customers in Louisiana. Entergy	• Indian Point Energy Center Units 2 and 3 in Buchanan, New York
Louisiana also provides natural gas utility service to 93,000 customers in	• Palisades Nuclear Plant in Covert, Michigan
the Baton Rouge, Louisiana area.	• 394 net owned MW non-nuclear generating capacity
• 800 MW under management support services contract
ENTERGY MISSISSIPPI, INC. (E-MS)	• Cooper Nuclear Station located near Brownville, Nebraska
Entergy Mississippi generates, transmits, distributes, and sells electric
power to 450,000 retail customers in Mississippi.	James A. FitzPatrick Nuclear Power Plant was sold on March 31, 2017. Vermont Yankee
Nuclear Power Station was sold on January 11, 2019. Entergy plans to close Pilgrim on
ENTERGY NEW ORLEANS, LLC (E-NO)	May 31, 2019, Indian Point 2 on April 30, 2020, Indian Point 3 on April 30, 2021, and
Entergy New Orleans generates, transmits, distributes, and sells	Palisades on May 31, 2022.
electric power to 202,000 retail customers in the city of New Orleans,
Louisiana. Entergy New Orleans also provides natural gas utility service to 107,000 customers in the city of New Orleans.

ENTERGY TEXAS, INC. (E-TX)
Entergy Texas generates, transmits, distributes, and sells electric power to 454,000 retail customers in Texas.

SYSTEM ENERGY RESOURCES, INC. (SERI)
System Energy owns or leases 90% of the Grand Gulf 1 nuclear generating facility. System Energy sells its power and capacity from
Grand Gulf 1 at wholesale to Entergy Arkansas (36%), Entergy Louisiana (14%),
Entergy Mississippi (33%) and Entergy New Orleans (17%).

UTILITY NUCLEAR PLANTS
Entergy owns and operates five nuclear units at four plant sites to serve its regulated utility business: Arkansas Nuclear One (ANO) Units 1 and 2 near Russellville, Arkansas; Grand Gulf Nuclear Station Unit 1 in Port Gibson,
Mississippi; River Bend Station in St. Francisville, Louisiana and
Waterford Steam Electric Station Unit 3 in Killona, Louisiana.

SELECTED FINANCIAL AND OPERATING DATA

SELECTED FINANCIAL DATA
	2018	2017	2016
GAAP MEASURES
Operating Revenues ($ millions)	11,009	11,074	10,846
As-Reported Net Income (Loss) Attributable to Entergy Corporation ($ millions)	849	412	(584)
As-Reported Earnings Per Share ($)	4.63	2.28	(3.26)
Common Dividend Paid Per Share ($)	3.58	3.50	3.42
Common Dividend Payout Ratio – As-Reported (%)	77	154	(104)
NON-GAAP MEASURES
Adjusted Earnings ($ millions)	970	715	785
Adjusted Earnings Per Share ($)	5.29	3.96	4.39
Adjustments ($ millions)	(121)	(303)	(1,369)
Adjustments Per Share ($)	(0.66)	(1.68)	(7.65)
Common Dividend Payout Ratio – Adjusted (%)	68	88	78

UTILITY ELECTRIC OPERATING DATA
	2018	2017	2016
Retail Kilowatt-Hour Sales (millions)	117,498	112,859	112,595
Peak Demand (megawatts)	21,587	21,671	21,387
Retail Customers – Year End (thousands)	2,901	2,884	2,868

ENTERGY WHOLESALE COMMODITIES OPERATING DATA
	2018	2017	2016
Billed Electric Energy Sales (gigawatt hours)	29,875	30,501	35,881

EMPLOYEES
	2018	2017	2016
Total Employees – Year End	13,688	13,504	13,513

OWNED AND LEASED CAPABILITY (MW)(a)
As of December 31, 2018

	E-AR	E-LA	E-MS	E-NO	E-TX	SERI	EWC(b)(c)	Total
Gas/Oil	2,118	6,646	2,382	507	2,109	—	213	13,975
Coal	1,188	362	413	—	267	—	181	2,411
Total Fossil	3,306	7,008	2,795	507	2,376	—	394	16,386
Nuclear	1,817	2,135	—	—	—	1,252	3,568	8,772
Hydro	73	—	—	—	—	—	—	73
Solar	—	—	1	1	—	—	—	2
Total	5,196	9,143	2,796	508	2,376	1,252	3,962	25,233
(a) Owned and Leased Capability is the dependable load carrying capability as demonstrated under actual operating conditions based on the primary fuel (assuming no curtailments) that each station was designed to utilize.
(b) Nuclear reflects Net MW in Operation. Net MW in Operation is the installed capacity owned and operated. Excludes management services contract for Cooper Nuclear Station.
(c) Fossil reflects nameplate rating of generating unit and excludes capacity under contract.

CONSOLIDATED ENTERGY CORPORATION AND SUBSIDIARIES DATA

CONSOLIDATED QUARTERLY FINANCIAL METRICS

	2018					2017					FY
	1Q	2Q	3Q	4Q	FY	1Q	2Q	3Q	4Q	FY	CHANGE
GAAP MEASURES
ROIC – as-reported (%)(a)	3.9	3.2	3.7	5.3	5.3	(1.3)	(1.9)	(1.8)	3.4	3.4	1.9
ROE – as-reported (%)(a)	5.8	3.6	5.1	10.1	10.1	(8.4)	(9.8)	(9.4)	5.1	5.1	5.0
Cash and cash equivalents ($ millions)	1,206	813	988	481	481	1,083	934	546	781	781	(300)
Revolver capacity ($ millions)	3,010	3,885	3,653	4,056	4,056	4,185	4,163	4,213	4,174	4,174	(118)
Commercial paper ($ millions)	655	1,945	1,947	1,942	1,942	1,088	1,147	1,272	1,467	1,467	475
Total debt ($ millions)	17,680	17,881	18,485	18,133	18,133	15,611	16,285	16,224	16,677	16,677	1,456
Securitization debt ($ millions)	520	483	463	424	424	637	602	582	545	545	(121)
Debt to capital (%)	68.4	68.5	68.2	66.7	66.7	65.4	65.5	64.6	67.1	67.1	(0.4)
Off-balance sheet liabilities ($ millions)
Debt of joint ventures – Entergy’s share	66	64	62	61	61	71	70	68	67	67	(6)
Leases – Entergy’s share	429	429	429	448	448	397	397	397	429	429	19
Power purchase agreements accounted for as leases(b)	136	136	136	106	106	166	166	166	136	136	(30)
Total off-balance sheet liabilities	631	629	627	615	615	634	633	631	632	632	(17)

NON-GAAP MEASURES
ROIC – adjusted (%)(a)	5.0	5.2	5.5	5.7	5.7	4.7	4.6	4.4	4.6	4.6	1.1
ROE – adjusted (%)(a)	9.4	10.1	10.7	11.5	11.5	8.5	8.2	7.5	8.9	8.9	2.6
Gross liquidity ($ millions)	4,216	4,698	4,641	4,537	4,537	5,268	5,097	4,759	4,955	4,955	(418)
Debt to capital, excluding securitization debt (%)	67.7	67.9	67.7	66.1	66.1	64.4	64.7	63.8	66.3	66.3	(0.1)
Net debt to net capital, excluding securitization debt (%)	66.1	66.9	66.4	65.5	65.5	62.7	63.2	62.9	65.2	65.2	0.4
Parent debt to total debt, excluding securitization debt (%)	21.1	24.1	24.5	22.6	22.6	21.1	20.5	20.8	21.8	21.8	0.8
FFO to debt, excluding securitization debt (%)	14.8	15.4	13.1	11.7	11.7	17.1	14.4	14.5	15.1	15.1	(3.4)
FFO to debt, excluding securitization debt, return of unprotected excess ADIT, and severance and retention payments associated with exit of EWC (%)	15.3	15.9	15.0	15.3	15.3	17.2	15.0	15.1	15.7	15.7	(0.4)
Totals may not foot due to rounding.
(a) Rolling twelve months.
(b) For further detail, see Note 10 on page 158 of the 2018 SEC Form 10-K.

CONSOLIDATED ANNUAL FINANCIAL METRICS

	2018	2017	2016
GAAP MEASURES
ROIC – as-reported (%)	5.3	3.4	(0.7)
ROE – as-reported (%)	10.1	5.1	(6.7)
Cash and cash equivalents ($ millions)	481	781	1,188
Revolver capacity ($ millions)	4,056	4,174	3,720
Commercial paper ($ millions)	1,942	1,467	344
Total debt ($ millions)	18,133	16,677	15,275
Securitization debt ($ millions)	424	545	661
Debt to capital (%)	66.7	67.1	64.8
Off-balance sheet liabilities ($ millions)
Debt of joint ventures – Entergy’s share	61	67	72
Leases – Entergy’s share	448	429	397
Power purchase agreements accounted for as leases(a)	106	136	166
Total off-balance sheet liabilities	615	632	635

NON-GAAP MEASURES
ROIC – adjusted (%)	5.7	4.6	5.1
ROE – adjusted (%)	11.5	8.9	9.0
Gross liquidity ($ millions)	4,537	4,955	4,908
Debt to capital, excluding securitization debt (%)	66.1	66.3	63.8
Net debt to net capital, excluding securitization debt (%)	65.5	65.2	61.8
Parent debt to total debt, excluding securitization debt (%)	22.6	21.8	19.8
FFO to debt, excluding securitization debt (%)	11.7	15.1	18.8
FFO to debt, excluding securitization debt, return of unprotected excess ADIT, and severance and retention payments associated with exit of EWC (%)	15.3	15.7	18.8
Totals may not foot due to rounding.
(a) For further detail, see Note 10 on page 158 of the 2018 SEC Form 10-K.

FINANCIAL RESULTS

ENTERGY CORPORATION CONSOLIDATED QUARTERLY RESULTS – GAAP TO NON-GAAP RECONCILIATION

	2018					2017					FY
(After-tax, $ in millions)	1Q	2Q	3Q	4Q	FY	1Q	2Q	3Q	4Q	FY	CHANGE
AS-REPORTED EARNINGS (LOSS)
Utility	215	376	505	388	1,483	165	243	401	(47)	762	722
Parent & Other	(64)	(73)	(73)	(81)	(292)	(54)	(57)	(58)	(6)	(175)	(116)
Entergy Wholesale Commodities	(18)	(57)	105	(373)	(343)	(28)	223	55	(425)	(175)	(168)
CONSOLIDATED AS-REPORTED EARNINGS (LOSS)	133	245	536	(66)	849	83	410	398	(479)	412	437

LESS ADJUSTMENTS
Utility	—	43	—	179	222	—	—	—	(181)	(181)	403
Parent & Other	—	—	—	—	—	—	—	—	52	52	(52)
Entergy Wholesale Commodities	(18)	(57)	105	(373)	(343)	(28)	223	55	(425)	(175)	(168)
TOTAL ADJUSTMENTS	(18)	(14)	105	(194)	(121)	(28)	223	55	(554)	(304)	183

ADJUSTED EARNINGS (LOSS)
Utility	215	333	505	209	1,262	165	243	401	134	943	319
Parent & Other	(64)	(73)	(73)	(81)	(291)	(54)	(57)	(58)	(58)	(227)	(64)
Entergy Wholesale Commodities	—	—	—	—	—	—	—	—	—	—	—
CONSOLIDATED ADJUSTED EARNINGS (LOSS)	151	259	431	128	970	111	187	343	75	715	255

Weather Impact	16	21	5	25	67	(29)	(16)	(45)	11	(79)	146

SHARES OF COMMON STOCK OUTSTANDING
($ millions)
End of period	181	181	181	189	189	179	180	180	181	181	9
Weighted average - diluted	181	183	184	183	183	180	180	181	180	181	3

	2018					2017					FY
(After-tax, per share in $) (a)	1Q	2Q	3Q	4Q	FY	1Q	2Q	3Q	4Q	FY	CHANGE
AS-REPORTED EARNINGS (LOSS)
Utility	1.19	2.05	2.75	2.12	8.09	0.92	1.35	2.22	(0.26)	4.22	3.87
Parent & Other	(0.36)	(0.40)	(0.40)	(0.44)	(1.59)	(0.30)	(0.32)	(0.32)	(0.04)	(0.97)	(0.62)
Entergy Wholesale Commodities	(0.10)	(0.31)	0.57	(2.04)	(1.87)	(0.16)	1.24	0.31	(2.36)	(0.97)	(0.90)
CONSOLIDATED AS-REPORTED EARNINGS (LOSS)	0.73	1.34	2.92	(0.36)	4.63	0.46	2.27	2.21	(2.66)	2.28	2.35

LESS ADJUSTMENTS
Utility	—	0.23	—	0.98	1.21	—	—	—	(1.00)	(1.00)	2.21
Parent & Other	—	—	—	—	—	—	—	—	0.29	0.29	(0.29)
Entergy Wholesale Commodities	(0.10)	(0.31)	0.57	(2.04)	(1.87)	(0.16)	1.24	0.31	(2.36)	(0.97)	(0.90)
TOTAL ADJUSTMENTS	(0.10)	(0.08)	0.57	(1.06)	(0.66)	(0.16)	1.24	0.31	(3.07)	(1.68)	1.02

ADJUSTED EARNINGS (LOSS)
Utility	1.19	2.05	2.75	2.12	8.09	0.92	1.35	2.22	(0.26)	4.22	3.87
Parent & Other	(0.36)	(0.40)	(0.40)	(0.44)	(1.59)	(0.30)	(0.32)	(0.32)	(0.04)	(0.97)	(0.62)
Entergy Wholesale Commodities	—	—	—	—	—	—	—	—	—	—	—
CONSOLIDATED ADJUSTED EARNINGS (LOSS)	0.83	1.42	2.35	0.70	5.29	0.62	1.03	1.90	0.41	3.96	1.33

Weather Impact	0.09	0.11	0.03	0.13	0.37	(0.16)	(0.09)	(0.25)	0.06	(0.44)	0.80
Totals may not foot due to rounding.
(a) Per share amounts are calculated by dividing the corresponding earnings (loss) by the diluted average number of common shares outstanding for the period.

FINANCIAL RESULTS

ENTERGY CORPORATION CONSOLIDATED QUARTERLY ADJUSTMENTS - BY ITEM TYPE
Shown as Positive/(Negative) Impact on Earnings

	2018					2017					FY
(Pre-tax except for income tax effect and total, $ millions)	1Q	2Q	3Q	4Q	FY	1Q	2Q	3Q	4Q	FY	CHANGE
UTILITY ADJUSTMENTS
Customer sharing associated with internal restructuring	—	—	—	(40)	(40)	—	—	—	—	—	(40)
Customer sharing associated with tax reform	—	—	—	—	—	—	—	—	56	56	(56)
Income tax effect on Utility adjustments above (a)	—	—	—	10	10	—	—	—	(14)	(14)	24
2012 / 2013 IRS audit settlement	—	43	—	—	43	—	—	—	—	—	43
Internal restructuring	—	—	—	170	170	—	—	—	—	—	170
Tax reform	—	—	—	38	38	—	—	—	(222)	(222)	260
Total	—	43	—	179	222	—	—	—	(181)	(181)	403
PARENT & OTHER ADJUSTMENTS
Tax reform	—	—	—	—	—	—	—	—	52	52	(52)
Total	—	—	—	—	—	—	—	—	52	52	(52)
ENTERGY WHOLESALE COMMODITIES ADJUSTMENTS
Income before income taxes	(19)	(86)	(30)	(474)	(610)	(106)	(231)	81	(64)	(319)	(291)
Income taxes	1	30	136	102	269	78	454	(26)	(361)	146	123
Preferred dividend requirements of subsidiaries	(1)	(1)	(1)	(1)	(2)	(1)	(1)	(1)	(1)	(2)	—
Total	(18)	(57)	105	(373)	(343)	(28)	223	55	(425)	(175)	(168)
TOTAL ADJUSTMENTS	(18)	(14)	105	(194)	(121)	(28)	223	55	(554)	(304)	183

	2018					2017					FY
(After-tax, per share in $) (b)	1Q	2Q	3Q	4Q	FY	1Q	2Q	3Q	4Q	FY	CHANGE
UTILITY ADJUSTMENTS
2012 / 2013 IRS audit settlement	—	0.23	—	—	0.23	—	—	—	—	—	0.23
Internal restructuring	—	—	—	0.93	0.93	—	—	—	—	—	0.93
Customer sharing associated with internal restructuring	—	—	—	(0.16)	(0.16)	—	—	—	—	—	(0.16)
Tax reform	—	—	—	0.21	0.21	—	—	—	(1.23)	(1.23)	1.44
Customer sharing associated with tax reform	—	—	—	—	—	—	—	—	0.23	0.23	(0.23)
Total	—	0.23	—	0.98	1.21	—	—	—	(1.00)	(1.00)	2.21
PARENT & OTHER ADJUSTMENTS
Tax reform	—	—	—	—	—	—	—	—	0.29	0.29	(0.29)
Total	—	—	—	—	—	—	—	—	0.29	0.29	(0.29)
ENTERGY WHOLESALE COMMODITIES ADJUSTMENT
Total	(0.10)	(0.31)	0.57	(2.04)	(1.87)	(0.16)	1.24	0.31	(2.36)	(0.97)	(0.90)
TOTAL ADJUSTMENTS	(0.10)	(0.08)	0.57	(1.06)	(0.66)	(0.16)	1.24	0.31	(3.07)	(1.68)	1.02
Totals may not foot due to rounding.
(a) Income tax effect is calculated by multiplying the pre-tax amount by the estimated income tax rate that is expected to apply.
(b) EPS effect is calculated by multiplying the pre-tax amount by the estimated income tax rate that is expected to apply to each adjustment and then dividing by the diluted average number of common shares outstanding for the period.

FINANCIAL RESULTS

ENTERGY CORPORATION CONSOLIDATED QUARTERLY ADJUSTMENTS - BY INCOME STATEMENT LINE ITEM
Shown as Positive/(Negative) Impact on Earnings

	2018					2017					FY
(Pre-tax except for Income taxes and Total, $ millions)	1Q	2Q	3Q	4Q	FY	1Q	2Q	3Q	4Q	FY	CHANGE
UTILITY ADJUSTMENTS
Net revenue (a)	—	—	—	(40)	(40)	—	—	—	56	56	(95)
Income taxes (c)	—	43	—	219	261	—	—	—	(236)	(236)	498
Total	—	43	—	179	222	—	—	—	(181)	(181)	403
PARENT & OTHER ADJUSTMENTS
Income taxes (c)	—	—	—	—	—	—	—	—	52	52	(52)
Total	—	—	—	—	—	—	—	—	52	52	(52)
ENTERGY WHOLESALE COMMODITIES ADJUSTMENTS
Net revenue (b)	382	272	341	281	1,276	494	250	392	333	1,469	(193)
Non-fuel O&M	(193)	(200)	(209)	(209)	(811)	(291)	(195)	(186)	(222)	(894)	82
Asset write-offs and impairments	(73)	(69)	(155)	(235)	(532)	(212)	(194)	(16)	(117)	(538)	6
Decommissioning expense	(58)	(60)	(56)	(64)	(239)	(75)	(60)	(60)	(60)	(255)	16
Taxes other than income taxes	(16)	(22)	(19)	(21)	(78)	(23)	(19)	(18)	(20)	(80)	1
Depreciation/amortization expense	(38)	(39)	(40)	(34)	(150)	(53)	(52)	(52)	(36)	(193)	43
Gain on sale of asset	—	—	—	—	—	16	—	—	—	16	(16)
Other income (deductions) - other	(14)	40	116	(185)	(42)	43	44	28	64	180	(222)
Interest expense and other charges	(8)	(8)	(9)	(8)	(34)	(6)	(6)	(5)	(6)	(24)	(11)
Income taxes	1	30	136	102	269	78	455	(26)	(361)	146	123
Preferred dividend	(1)	(1)	(1)	(1)	(2)	(1)	(1)	(1)	(1)	(2)	—
Total	(18)	(57)	105	(373)	(343)	(28)	223	55	(425)	(175)	(168)
TOTAL ADJUSTMENTS (after-tax)	(18)	(14)	105	(194)	(121)	(28)	223	55	(554)	(304)	183
Totals may not foot due to rounding.
(a) Operating revenue less fuel, fuel related expenses and gas purchased for resale, purchased power and other regulatory charges (credits) – net.
(b) Operating revenue less fuel, fuel related expenses and purchased power.
(c) Income taxes represents the income tax effect of the adjustments which were calculated using the estimated income tax rate that is expected to apply to each item, as well as tax adjustments as a result of tax reform.

FINANCIAL RESULTS

ENTERGY CORPORATION CONSOLIDATED ANNUAL RESULTS – GAAP TO NON-GAAP RECONCILIATION

(After-tax, $ in millions)	2018	2017	2016
AS-REPORTED EARNINGS (LOSS)
Utility	1,483	762	1,134
Parent & Other	(292)	(175)	(222)
Entergy Wholesale Commodities	(343)	(175)	(1,495)
CONSOLIDATED AS-REPORTED EARNINGS	849	412	(584)

LESS ADJUSTMENTS
Utility	222	(181)	127
Parent & Other	—	52	—
Entergy Wholesale Commodities	(343)	(175)	(1,495)
TOTAL ADJUSTMENTS	(121)	(304)	(1,369)

ADJUSTED EARNINGS (LOSS)
Utility	1,261	943	1,007
Parent & Other	(292)	(227)	(222)
Entergy Wholesale Commodities	—	—	—
ENTERGY ADJUSTED EARNINGS	970	716	785

Weather Impact	67	(79)	11

SHARES OF COMMON STOCK OUTSTANDING
($ millions)
End of period	189	181	179
Weighted average - diluted	183	181	179

(After-tax, per share in $) (a)	2018	2017	2016
AS-REPORTED EARNINGS (LOSS)
Utility	8.09	4.22	6.34
Parent & Other	(1.59)	(0.97)	(1.24)
Entergy Wholesale Commodities	(1.87)	(0.97)	(8.36)
CONSOLIDATED AS-REPORTED EARNINGS	4.63	2.28	(3.26)

LESS ADJUSTMENTS
Utility	1.21	(1.00)	0.71
Parent & Other	—	0.29	—
Entergy Wholesale Commodities	(1.87)	(0.97)	(8.36)
TOTAL ADJUSTMENTS	(0.66)	(1.68)	(7.65)

ADJUSTED EARNINGS (LOSS)
Utility	6.88	5.22	5.63
Parent & Other	(1.59)	(1.26)	(1.24)
Entergy Wholesale Commodities	—	—	—
ENTERGY ADJUSTED EARNINGS	5.29	3.96	4.39

Weather Impact	0.37	(0.44)	(0.06)
Totals may not foot due to rounding.
(a) Per share amounts are calculated by dividing the corresponding earnings (loss) by the diluted average number of common shares outstanding for the period.

FINANCIAL RESULTS

ENTERGY CORPORATION CONSOLIDATED ANNUAL ADJUSTMENTS - BY ITEM TYPE
Shown as Positive/(Negative) Impact on Earnings

(Pre-tax except for income tax effect and total, $ millions)	2018	2017	2016
UTILITY ADJUSTMENTS
Customer sharing associated with internal restructuring	(40)	—	—
Customer sharing associated with tax reform	—	56	—
Customer sharing associated with IRS audit items	—	—	(16)
Income tax effect on Utility adjustments above (a)	10	(14)	6
2012 / 2013 IRS audit settlement	43	—	—
Internal restructuring	170	—	—
Tax reform	38	(222)	—
IRS audit items	—	—	137
Total	222	(181)	127
PARENT & OTHER ADJUSTMENTS
Tax reform	—	52	—
Total	—	52	—
ENTERGY WHOLESALE COMMODITIES ADJUSTMENT
Income before income taxes	(610)	(319)	(2,685)
Income taxes	269	146	1,192
Preferred dividend	(2)	(2)	(2)
Total	(343)	(175)	(1,495)
TOTAL ADJUSTMENTS	(121)	(304)	(1,368)

(After-tax, per share in $) (b)	2018	2017	2016
UTILITY ADJUSTMENTS
2012 / 2013 IRS audit settlement	0.23	—	—
Internal restructuring	0.93	—	—
Customer sharing associated with internal restructuring	(0.16)	—	—
Tax reform	0.21	(1.23)	—
Customer sharing associated with tax reform	—	0.23	—
IRS audit items	—	—	0.76
Customer sharing associated with IRS audit items	—	—	(0.06)
Total	1.21	(1.00)	0.71
PARENT & OTHER ADJUSTMENTS
Tax reform	—	0.29	—
Total	—	0.29	—
ENTERGY WHOLESALE COMMODITIES ADJUSTMENT
Total	(1.87)	(0.97)	(8.36)
TOTAL ADJUSTMENTS	(0.66)	(1.68)	(7.65)
Totals may not foot due to rounding.
(a) Income tax effect is calculated by multiplying the pre-tax amount by the estimated income tax rate that is expected to apply.
(b) EPS effect is calculated by multiplying the pre-tax amount by the estimated income tax rate that is expected to apply to each adjustment and then dividing by the diluted average number of common shares outstanding for the period.

FINANCIAL RESULTS

ENTERGY CORPORATION CONSOLIDATED ANNUAL ADJUSTMENTS - BY INCOME STATEMENT LINE ITEM
Shown as Positive/(Negative) Impact on Earnings

(Pre-tax except for Income taxes and Total, $ millions)	2018	2017	2016
UTILITY ADJUSTMENTS
Net revenue (a)	(40)	56	(16)
Income taxes (c)	261	(236)	143
Total	222	(181)	127
PARENT & OTHER ADJUSTMENTS
Income taxes (c)	—	52	—
Total	—	52	—
ENTERGY WHOLESALE COMMODITIES ADJUSTMENTS
Net revenue (b)	1,276	1,469	1,542
Non-fuel O&M	(811)	(894)	(972)
Asset write-offs and impairments	(532)	(538)	(2,836)
Decommissioning expense	(239)	(255)	(175)
Taxes other than income taxes	(78)	(80)	(94)
Depreciation/amortization expense	(150)	(193)	(200)
Gain on sale of assets	—	16	—
Other income (deductions) - other	(42)	180	71
Interest expense and other charges	(34)	(24)	(23)
Income taxes	269	146	1,192
Preferred dividend	(2)	(2)	(2)
Total	(343)	(175)	(1,495)
TOTAL ADJUSTMENTS (after-tax)	(121)	(304)	(1,369)
Totals may not foot due to rounding.
(a) Operating revenue less fuel, fuel related expenses and gas purchased for resale, purchased power and other regulatory charges (credits) – net.
(b) Operating revenue less fuel, fuel related expenses and purchased power.
(c) Income taxes represents the income tax effect of the adjustments which were calculated using the estimated income tax rate that is expected to apply to each item, as well as tax adjustments as a result of tax reform.

(Page left blank intentionally)

FINANCIAL RESULTS

CONSOLIDATED STATEMENTS OF OPERATIONS (unaudited)

In thousands, except share data, for the years ended December 31,	2018	2017	2016
OPERATING REVENUES:
Electric	$9,384,111	$9,278,895	$8,866,659
Natural gas	156,436	138,856	129,348
Competitive businesses	1,468,905	1,656,730	1,849,638
Total	11,009,452	11,074,481	10,845,645
OPERATING EXPENSES:
Operation and maintenance:
Fuel, fuel-related expenses, and gas purchased for resale	2,147,793	1,991,589	1,809,200
Purchased power	1,658,799	1,427,950	1,220,527
Nuclear refueling outage expenses	153,826	168,151	208,678
Other operation and maintenance	3,346,397	3,306,694	3,225,477
Asset write-offs, impairments, and related charges	532,321	538,372	2,835,637
Decommissioning	388,508	405,685	327,425
Taxes other than income taxes	641,952	617,556	592,502
Depreciation and amortization	1,369,442	1,389,978	1,347,187
Other regulatory charges (credits) – net	301,049	(131,901)	94,243
Total	10,540,087	9,714,074	11,660,876
OPERATING INCOME (LOSS)	469,365	1,360,407	(815,231)
OTHER INCOME:
Allowance for equity funds used during construction	129,602	95,088	67,563
Interest and investment income	63,864	288,197	145,127
Miscellaneous – net	(129,754)	(113,426)	(112,851)
Total	63,712	269,859	99,839
INTEREST EXPENSE:
Interest expense	768,322	707,212	700,545
Allowance for borrowed funds used during construction	(60,974)	(44,869)	(34,175)
Total	707,348	662,343	666,370
INCOME (LOSS) BEFORE INCOME TAXES	(174,271)	967,923	(1,381,762)
Income taxes	(1,036,826)	542,570	(817,259)
CONSOLIDATED NET INCOME (LOSS)	862,555	425,353	(564,503)
Preferred dividend requirements of subsidiaries	13,894	13,741	19,115
NET INCOME (LOSS) ATTRIBUTABLE TO ENTERGY CORPORATION	$848,661	$411,612	($583,618)
Basic earnings (loss) per average common share	$4.68	$2.29	($3.26)
Diluted earnings (loss) per average common share	$4.63	$2.28	($3.26)
Basic average number of common shares outstanding	181,409,597	179,671,797	178,885,660
Diluted average number of common shares outstanding	183,378,513	180,535,893	178,885,660

FINANCIAL RESULTS

2018 CONSOLIDATING INCOME STATEMENT (unaudited)
				ENTERGY
In thousands, except share data, for the year ended December 31, 2018.	UTILITY	PARENT & OTHER	EWC	CONSOLIDATED
OPERATING REVENUES:
Electric	$9,384,234	($123)	$—	$9,384,111
Natural gas	156,436	—	—	156,436
Competitive businesses	—	—	1,468,905	1,468,905
Total	9,540,670	(123)	1,468,905	11,009,452
OPERATING EXPENSES:
Operation and maintenance:
Fuel, fuel-related expenses, and gas purchased for resale	2,070,678	(123)	77,238	2,147,793
Purchased power	1,543,470	119	115,210	1,658,799
Nuclear refueling outage expenses	150,255	—	3,571	153,826
Other operation and maintenance	2,501,369	37,328	807,700	3,346,397
Asset write-offs, impairments, and related charges	—	—	532,321	532,321
Decommissioning	149,624	—	238,884	388,508
Taxes other than income taxes	561,985	1,796	78,171	641,952
Depreciation and amortization	1,218,320	1,274	149,848	1,369,442
Other regulatory charges (credits) - net	301,049	—	—	301,049
Total	8,496,750	40,394	2,002,943	10,540,087
OPERATING INCOME (LOSS)	1,043,920	(40,517)	(534,038)	469,365
OTHER INCOME:
Allowance for equity funds used during construction	129,602	—	—	129,602
Interest and investment income	203,936	(154,615)	14,543	63,864
Miscellaneous – net	(62,026)	(11,251)	(56,477)	(129,754)
Total	271,512	(165,866)	(41,934)	63,712
INTEREST EXPENSE:
Interest expense	613,893	120,735	33,694	768,322
Allowance for borrowed funds used during construction	(60,974)	—	—	(60,974)
Total	552,919	120,735	33,694	707,348
INCOME (LOSS) BEFORE INCOME TAXES	762,513	(327,118)	(609,666)	(174,271)
Income taxes	(732,548)	(35,253)	(269,025)	(1,036,826)
CONSOLIDATED NET INCOME (LOSS)	1,495,061	(291,865)	(340,641)	862,555
Preferred dividend requirements of subsidiaries	11,706	—	2,188	13,894
NET INCOME (LOSS) ATTRIBUTABLE TO ENTERGY CORPORATION	$1,483,355	($291,865)	($342,829)	$848,661
Basic earnings (loss) per average common share	$8.18	($1.61)	($1.89)	$4.68
Diluted earnings (loss) per average common share	$8.09	($1.59)	($1.87)	$4.63
Totals may not foot due to rounding.

FINANCIAL RESULTS

CONSOLIDATED BALANCE SHEETS (unaudited)

In thousands, as of December 31,	2018	2017	2016
ASSETS
CURRENT ASSETS:
Cash and cash equivalents:
Cash	$56,690	$56,629	$129,579
Temporary cash investments	424,285	724,644	1,058,265
Total cash and cash equivalents	480,975	781,273	1,187,844
Accounts receivable:
Customer	558,494	673,347	654,995
Allowance for doubtful accounts	(7,322)	(13,587)	(11,924)
Other	167,722	169,377	158,419
Accrued unbilled revenues	395,511	383,813	368,677
Total accounts receivable	1,114,405	1,212,950	1,170,167
Deferred fuel costs	27,251	95,746	108,465
Fuel inventory – at average cost	117,304	182,643	179,600
Materials and supplies – at average cost	752,843	723,222	698,523
Deferred nuclear refueling outage costs	230,960	133,164	146,221
Prepayments and other	234,326	156,333	193,448
Total	2,958,064	3,285,331	3,684,268
OTHER PROPERTY AND INVESTMENTS:
Investment in affiliates – at equity	—	198	198
Decommissioning trust funds	6,920,164	7,211,993	5,723,897
Non-utility property – at cost (less accumulated depreciation)	304,382	260,980	233,641
Other	437,265	441,862	469,664
Total	7,661,811	7,915,033	6,427,400
PROPERTY, PLANT AND EQUIPMENT:
Electric	49,196,578	47,287,370	45,191,216
Property under capital lease	634,908	620,544	619,527
Natural gas	496,150	453,162	413,224
Construction work in progress	2,888,639	1,980,508	1,378,180
Nuclear fuel	861,272	923,200	1,037,899
Total property, plant and equipment	54,077,547	51,264,784	48,640,046
Less – accumulated depreciation and amortization	22,103,101	21,600,424	20,718,639
Property, plant and equipment – net	31,974,446	29,664,360	27,921,407
DEFERRED DEBITS AND OTHER ASSETS:
Regulatory assets:
Regulatory asset for income taxes - net	—	—	761,280
Other regulatory assets (includes securitization property of
$360,790 as of December 31, 2018, $485,031 as of
December 31, 2017 and $600,996 as of December 31, 2016)	4,746,496	4,935,689	4,769,913
Deferred fuel costs	239,496	239,298	239,100
Goodwill	377,172	377,172	377,172
Accumulated deferred income taxes	54,593	178,204	117,885
Other	262,988	112,062	1,606,009
Total	5,680,745	5,842,425	7,871,359
TOTAL ASSETS	$48,275,066	$46,707,149	$45,904,434

FINANCIAL RESULTS

CONSOLIDATED BALANCE SHEETS (unaudited)

In thousands, as of December 31,	2018	2017	2016
LIABILITIES AND EQUITY
CURRENT LIABILITIES:
Currently maturing long-term debt	$650,009	$760,007	$364,900
Notes payable and commercial paper	1,942,339	1,578,308	415,011
Accounts payable	1,496,058	1,452,216	1,285,577
Customer deposits	411,505	401,330	403,311
Taxes accrued	254,241	214,967	181,114
Interest accrued	193,192	187,972	187,229
Deferred fuel costs	52,396	146,522	102,753
Obligations under capital leases	1,617	1,502	2,423
Pension and other postretirement liabilities	61,240	71,612	76,942
Current portion of unprotected excess accumulated deferred income taxes	248,127	—	—
Other	132,820	221,771	180,836
Total	5,443,544	5,036,207	3,200,096

NON-CURRENT LIABILITIES:
Accumulated deferred income taxes and taxes accrued	4,107,152	4,466,503	7,495,290
Accumulated deferred investment tax credits	213,101	219,634	227,147
Obligations under capital leases	20,378	22,015	24,582
Regulatory liability for income taxes - net	1,817,021	2,900,204	—
Other regulatory liabilities	1,620,254	1,588,520	1,572,929
Decommissioning and asset retirement cost liabilities	6,355,543	6,185,814	5,992,476
Accumulated provisions	514,107	478,273	481,636
Pension and other postretirement liabilities	2,616,085	2,910,654	3,036,010
Long-term debt (includes securitization bonds
of $423,858 as of December 31, 2018, $544,921 as of
December 31, 2017, and $661,175 as of December 31, 2016)	15,518,303	14,315,259	14,467,655
Other	985,871	393,748	1,121,619
Total	33,767,815	33,480,624	34,419,344

Commitments and Contingencies

Subsidiaries' preferred stock without sinking fund	219,402	197,803	203,185

COMMON EQUITY:
Common stock, $.01 par value, authorized 500,000,000
shares; issued 261,587,009 shares in 2018 and
issued 254,752,788 shares in 2017 and 2016	2,616	2,548	2,548
Paid-in capital	5,951,431	5,433,433	5,417,245
Retained earnings	8,721,150	7,977,702	8,195,571
Accumulated other comprehensive income (loss)	(557,173)	(23,531)	(34,971)
Less – treasury stock, at cost (72,530,866 shares in 2018,
74,235,135 shares in 2017, and 75,623,363 shares in 2016)	5,273,719	5,397,637	5,498,584
Total	8,844,305	7,992,515	8,081,809
TOTAL LIABILITIES AND EQUITY	$48,275,066	$46,707,149	$45,904,434

FINANCIAL RESULTS

2018 CONSOLIDATING BALANCE SHEET (unaudited)
				ENTERGY
In thousands, as of December 31, 2018	UTILITY	PARENT & OTHER	EWC	CONSOLIDATED
ASSETS
CURRENT ASSETS:
Cash and cash equivalents:
Cash	$52,362	$4,096	$232	$56,690
Temporary cash investments	207,590	3,792	212,903	424,285
Total cash and cash equivalents	259,952	7,888	213,135	480,975
Notes receivable	—	(511,786)	511,786	—
Accounts receivable:
Customer	481,059	—	77,435	558,494
Allowance for doubtful accounts	(7,322)	—	—	(7,322)
Associated companies	28,949	(32,855)	3,906	—
Other	157,656	—	10,066	167,722
Accrued unbilled revenues	395,511	—	—	395,511
Total accounts receivable	1,055,853	(32,855)	91,407	1,114,405
Deferred fuel costs	27,251	—	—	27,251
Fuel inventory – at average cost	113,698	—	3,606	117,304
Materials and supplies – at average cost	719,438	—	33,405	752,843
Deferred nuclear refueling outage costs	147,796	—	83,164	230,960
Prepayments and other	171,199	(16,113)	79,240	234,326
Total	2,495,187	(552,866)	1,015,743	2,958,064
OTHER PROPERTY AND INVESTMENTS:
Investment in affiliates – at equity	1,430,792	(1,430,878)	86	—
Decommissioning trust funds	3,066,588	—	3,853,576	6,920,164
Non-utility property – at cost (less accumulated depreciation)	293,182	(14)	11,214	304,382
Other	436,981	—	284	437,265
Total	5,227,543	(1,430,892)	3,865,160	7,661,811
PROPERTY, PLANT AND EQUIPMENT:
Electric	48,275,159	9,585	911,834	49,196,578
Property under capital lease	634,908	—	—	634,908
Natural gas	496,150	—	—	496,150
Construction work in progress	2,815,214	270	73,155	2,888,639
Nuclear fuel	753,513	—	107,759	861,272
Total property, plant and equipment	52,974,944	9,855	1,092,748	54,077,547
Less – accumulated depreciation and amortization	21,430,017	198	672,886	22,103,101
Property, plant and equipment – net	31,544,927	9,657	419,862	31,974,446
DEFERRED DEBITS AND OTHER ASSETS:
Regulatory assets:
Other regulatory assets (includes securitization property of $360,790	4,746,496	—	—	4,746,496
as of December 31, 2018)
Deferred fuel costs	239,496	—	—	239,496
Goodwill	374,099	—	3,073	377,172
Accumulated deferred income taxes	41,969	2,677	9,947	54,593
Other	107,450	10,048	145,490	262,988
Total	5,509,510	12,725	158,510	5,680,745
TOTAL ASSETS	$44,777,167	($1,961,376)	$5,459,275	$48,275,066
Totals may not foot due to rounding.

FINANCIAL RESULTS

2018 CONSOLIDATING BALANCE SHEET (unaudited)
				ENTERGY
In thousands, as of December 31, 2018	UTILITY	PARENT & OTHER	EWC	CONSOLIDATED
LIABILITIES AND EQUITY
CURRENT LIABILITIES:
Currently maturing long-term debt	$650,009	$—	$—	$650,009
Notes payable and commercial paper:
Associated companies	—	(227,298)	227,298	—
Other	—	1,942,339	—	1,942,339
Accounts payable:
Associated companies	29,135	(51,435)	22,300	—
Other	1,174,309	45	321,704	1,496,058
Customer deposits	411,505	—	—	411,505
Taxes accrued	267,678	(18,490)	5,053	254,241
Interest accrued	166,592	26,401	199	193,192
Deferred fuel costs	52,396	—	—	52,396
Obligations under capital leases	1,617	—	—	1,617
Pension and other postretirement liabilities	49,104	—	12,136	61,240
Current portion of unprotected excess accumulated deferred
income taxes	248,127	—	—	248,127
Other	92,168	1,638	39,014	132,820
Total	3,142,640	1,673,200	627,704	5,443,544

NON-CURRENT LIABILITIES:
Accumulated deferred income taxes and taxes accrued	5,458,667	(317,012)	(1,034,503)	4,107,152
Accumulated deferred investment tax credits	213,101	—	—	213,101
Obligations under capital leases	20,378	—	—	20,378
Regulatory liability for income taxes - net	1,817,021	—	—	1,817,021
Other regulatory liabilities	1,620,254	—	—	1,620,254
Decommissioning and retirement cost liabilities	3,244,419	—	3,111,124	6,355,543
Accumulated provisions	513,489	—	618	514,107
Pension and other postretirement liabilities	1,937,884	—	678,201	2,616,085
Long-term debt	13,319,111	2,060,192	139,000	15,518,303
Other	740,865	(397,003)	642,009	985,871
Total	28,885,189	1,346,177	3,536,449	33,767,815

Subsidiaries' preferred stock without sinking fund	195,153	—	24,249	219,402

COMMON EQUITY:
Common stock, $.01 par value, authorized 500,000,000 shares;	1,973,748	(2,172,235)	201,103	2,616
issued 261,587,009 shares in 2018
Paid-in capital	3,864,764	767,625	1,319,042	5,951,431
Retained earnings	6,931,882	1,577,576	211,692	8,721,150
Accumulated other comprehensive income (loss)	(96,209)	—	(460,964)	(557,173)
Less – treasury stock, at cost (72,530,866 shares in 2018)	120,000	5,153,719	—	5,273,719
Total	12,554,185	(4,980,753)	1,270,873	8,844,305

TOTAL LIABILITIES AND EQUITY	$44,777,167	($1,961,376)	$5,459,275	$48,275,066
Totals may not foot due to rounding.

FINANCIAL RESULTS

CONSOLIDATED STATEMENTS OF CASH FLOW (unaudited)

In thousands, for the years ended December 31,	2018	2017	2016
OPERATING ACTIVITIES:
Consolidated net income (loss)	$862,555	$425,353	($564,503)
Adjustments to reconcile consolidated net income (loss)
to net cash flow provided by operating activities:
Depreciation, amortization, and decommissioning, including nuclear fuel amortization	2,040,555	2,078,578	2,123,291
Deferred income taxes, investment tax credits, and non-current taxes accrued	(256,848)	529,053	(836,257)
Asset write-offs, impairments, and related charges	491,739	357,251	2,835,637
Changes in working capital:
Receivables	98,546	(97,637)	(96,975)
Fuel inventory	45,839	(3,043)	38,210
Accounts payable	97,312	101,802	174,421
Prepaid taxes and taxes accrued	39,272	33,853	(28,963)
Interest accrued	5,220	742	(7,335)
Deferred fuel costs	(25,829)	56,290	(241,896)
Other working capital accounts	(164,173)	(4,331)	31,197
Changes in provisions for estimated losses	35,706	(3,279)	20,905
Changes in other regulatory assets	189,193	595,504	(48,469)
Changes in other regulatory liabilities	(803,323)	2,915,795	158,031
Deferred tax rate change recognized as regulatory liability / asset	—	(3,665,498)	—
Changes in pensions and other postretirement liabilities	(304,941)	(130,686)	(136,919)
Other	34,424	(566,247)	(421,676)
Net cash flow provided by operating activities	2,385,247	2,623,500	2,998,699
INVESTING ACTIVITIES:
Construction/capital expenditures	(3,942,010)	(3,607,532)	(2,780,222)
Allowance for equity funds used during construction	130,195	96,000	68,345
Nuclear fuel purchases	(302,584)	(377,324)	(314,706)
Payment for purchase of plant or assets	(26,623)	(16,762)	(949,329)
Proceeds from sale of assets and businesses	24,902	100,000	—
Insurance proceeds received for property damages	18,270	26,157	20,968
Changes in securitization account	(5,844)	1,323	4,007
Payments to storm reserve escrow account	(6,551)	(2,878)	(1,544)
Receipts from storm reserve escrow account	—	11,323	—
Decrease (increase) in other investments	(54,500)	1,078	9,055
Litigation proceeds for reimbursement of spent nuclear fuel storage costs	59,643	25,493	169,085
Proceeds from nuclear decommissioning trust fund sales	6,484,791	3,162,747	2,408,920
Investment in nuclear decommissioning trust funds	(6,485,676)	(3,260,674)	(2,484,627)
Net cash flow used in investing activities	(4,105,987)	(3,841,049)	(3,850,048)
FINANCING ACTIVITIES:
Proceeds from the issuance of:
Long-term debt	8,035,536	1,809,390	6,800,558
Preferred stock of subsidiary	73,330	14,399	—
Treasury stock	103,315	80,729	33,114
Common stock	499,272	—	—
Retirement of long-term debt	(6,965,738)	(1,585,681)	(5,311,324)
Repurchase/redemptions of preferred stock	(53,868)	(20,599)	(115,283)
Changes in credit borrowings and commercial paper – net	364,031	1,163,296	(79,337)
Other	26,453	(7,731)	(6,872)
Dividends paid:
Common stock	(647,704)	(628,885)	(611,835)
Preferred stock	(14,185)	(13,940)	(20,789)
Net cash flow provided by financing activities	1,420,442	810,978	688,232
Net increase (decrease) in cash and cash equivalents	(300,298)	(406,571)	(163,117)
Cash and cash equivalents at beginning of period	781,273	1,187,844	1,350,961
Cash and cash equivalents at end of period	$480,975	$781,273	$1,187,844

FINANCIAL RESULTS

CONSOLIDATED STATEMENTS OF CASH FLOW (unaudited)

$ thousands, for the years ended December 31,	2018	2017	2016
SUPPLEMENTAL DISCLOSURE OF
CASH FLOW INFORMATION:
Cash paid (received) during the period for:
Interest – net of amount capitalized	734,845	678,371	746,779
Income taxes	19,825	(13,375)	95,317

CASH FLOW INFORMATION BY BUSINESS

		PARENT &		ENTERGY
For the years ended December 31, 2017, 2016, 2015, 2014, and 2013.	UTILITY	OTHER	EWC	CONSOLIDATED
($ thousands)
2018
Net cash flow provided by operating activities	2,693,429	(234,491)	(73,690)	2,385,247
Net cash flow provided by (used in) investing activities	(3,893,022)	(98)	(212,868)	(4,105,987)
Net cash flow provided by (used in) financing activities	915,116	237,843	267,483	1,420,442

2017
Net cash flow provided by operating activities	2,938,587	(452,430)	137,343	2,623,500
Net cash flow provided by (used in) investing activities	(3,646,943)	(438)	(193,668)	(3,841,049)
Net cash flow provided by (used in) financing activities	505,877	449,109	(144,008)	810,978

2016
Net cash flow provided by operating activities	2,860,511	(107,950)	246,138	2,998,699
Net cash flow provided by (used in) investing activities	(3,671,452)	(394)	(178,202)	(3,850,048)
Net cash flow provided by (used in) financing activities	938,780	103,847	(354,395)	688,232

Totals may not foot due to rounding.

FINANCIAL RESULTS

CONSOLIDATED STATEMENTS OF CHANGES IN EQUITY (unaudited)

		Common Shareholders’ Equity
($ thousands)	Subsidiaries’ Preferred Stock	Common Stock	Treasury Stock	Paid-in Capital	Retained Earnings	Accumulated Other Comprehensive Income (Loss)	Total
Balance at December 31, 2015	—	2,548	(5,552,379)	5,403,758	9,393,913	8,951	9,256,791

Consolidated net income (loss) (a)	19,115	—	—	—	(583,618)	—	(564,503)
Other comprehensive loss	—	—	—	—	—	(43,922)	(43,922)
Common stock issuances related to stock plans	—	—	53,795	13,487	—	—	67,282
Common stock dividends declared	—	—	—	—	(611,835)	—	(611,835)
Subsidiaries' capital stock redemptions	—	—	—	—	(2,889)	—	(2,889)
Preferred dividend requirements of subsidiaries (a)	(19,115)	—	—	—	—	—	(19,115)

Balance at December 31, 2016	—	2,548	(5,498,584)	5,417,245	8,195,571	(34,971)	8,081,809

Consolidated net income (loss) (a)	13,741	—	—	—	411,612	—	425,353
Other comprehensive loss	—	—	—	—	—	11,440	11,440
Common stock issuances related to stock plans	—	—	100,947	16,188	—	—	117,135
Common stock dividends declared	—	—	—	—	(628,885)	—	(628,885)
Subsidiaries' capital stock redemptions	—	—	—	—	(596)	—	(596)
Preferred dividend requirements of subsidiaries (a)	(13,741)	—	—	—	—	—	(13,741)

Balance at December 31, 2017	—	2,548	(5,397,637)	5,433,433	7,977,702	(23,531)	7,992,515

Implementation of accounting standards	—	—	—	—	576,257	(632,617)	(56,360)
Consolidated net income (loss) (a)	13,894	—	—	—	848,661	—	862,555
Other comprehensive loss	—	—	—	—	—	83,470	83,470
Settlement of equity forwards through common stock
issuance	—	68	—	499,932	—	—	500,000
Common stock issuance costs	—	—	—	(728)	—	—	(728)
Common stock issuances related to stock plans	—	—	123,918	18,794	—	—	142,712
Common stock dividends declared	—	—	—	—	(647,704)	—	(647,704)
Subsidiaries' capital stock redemptions	—	—	—	—	(1,723)	—	(1,723)
Preferred dividend requirements of subsidiaries (a)	(13,894)	—	—	—	—	—	(13,894)
Reclassification pursuant to ASU 2018-02	—	—	—	—	(32,043)	15,505	(16,538)

Balance at December 31, 2018	—	2,616	(5,273,719)	5,951,431	8,721,150	(557,173)	8,844,305

(a) Consolidated net income and preferred dividend requirements of subsidiaries for 2018, 2017 and 2016 include $13.9 million, $13.7 million and $19.1 million respectively, of preferred dividends on subsidiaries’ preferred stock without sinking fund that is not presented as equity.

FINANCIAL RESULTS

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS) (unaudited)

In thousands, for the years ended December 31,	2018	2017	2016
NET INCOME (LOSS)	$862,555	$425,353	($564,503)
Other comprehensive income (loss)
Cash flow hedges net unrealized gain (loss)
(net of tax expense (benefit) of $5,830, ($22,570) and ($55,298)	22,098	(41,470)	(101,977)
for 2018 to 2016, respectively)
Pension and other postretirement liabilities
(net of tax expense (benefit) of $30,299, ($4,057) and ($3,952)	90,143	(61,653)	(2,842)
for 2018 to 2016, respectively)
Net unrealized investment gains (losses)
(net of tax expense (benefit) of $6,393, $80,069 and $57,277	(28,771)	115,311	62,177
for 2018 to 2016, respectively)
Foreign currency translation
(net of tax expense (benefit) of $-, $403 and $689
for 2018 to 2016, respectively)	—	(748)	(1,280)
Other comprehensive income (loss)	83,470	11,440	(43,922)
COMPREHENSIVE INCOME (LOSS)	946,025	436,793	(608,425)
Preferred dividend requirements of subsidiaries	13,894	13,741	19,115
COMPREHENSIVE INCOME (LOSS) ATTRIBUTABLE TO ENTERGY CORPORATION	$932,131	$423,052	($627,540)

CONSOLIDATED CAPITAL EXPENDITURES

HISTORICAL CAPITAL EXPENDITURES
($ millions)	2018	2017	2016
Utility
Generation	1,599	1,325	1,728
Transmission	895	887	750
Distribution	862	833	771
Other	434	400	293
Entergy Wholesale Commodities	178	179	188
Total Historical Capital Expenditures	3,968	3,624	3,730

ENTERGY CORPORATION SECURITIES DETAIL

ENTERGY CORPORATION LONG-TERM DEBT					CURRENT OR		AS OF
			MATURITY	FIRST CALL	FIRST CALL	DECEMBER 31,
CUSIP		RATE	DATE	DATE	PRICE	2018	2017

	$3.5B Bank Credit Facility	3.60%	09/23 (b)			$ 220	$ 210
	Commercial Paper (a)	2.50%				1,942	1,467
29364GAF0	5.125% Notes	5.13%	09/20	Now	MW (T+.40%)	450	450
29364GAH6	4.00% Notes	4.0%	07/22	Now	MW (T+.30%)	650	650
29364GAJ2	2.95% Notes	2.95%	09/26	Now	MW (T+.25%)	750	750
	Total					$ 4,012	$ 3,527
(a) Entergy Corporation has a commercial paper program with a program limit of up to $2.0 billion.
(b) The maturity date was extended in September 2018.

SECURITIES RATINGS (OUTLOOK)
	ISSUER RATING	CORPORATE CREDIT
As of 6/14/19	MOODY’S	S&P
Entergy Corporation	Baa2 (stable)	BBB+ (stable)

					CALL PRICE
				AS OF	PER SHARE
PREFERRED MEMBER INTERESTS			DECEMBER 31,		AS OF DECEMBER 31,
CUSIP	DESCRIPTION	RATE	2018	2017	2018

	Held by Entergy Louisiana:
None	Class A preferred non-voting membership interest units of Entergy Holdings Co. LLC	10.00%	$ 684	$ 684	$100.00
	(6,843,780 units in 2018 and 2017) (a)
None	Class B preferred non-voting membership interest units of Entergy Holdings Co. LLC	9.00%	413	413	100.00
	(4,126,940 units in 2018 and 2017) (a)
None	Class C preferred non-voting membership interest units of Entergy Holdings Co. LLC	7.50%	294	294	100.00
	(2,935,153 units in 2018 and 2017) (a)
	Held by Entergy Corporation:
None	Class D preferred non-voting membership interest units of Entergy Holdings Co. LLC	5.00%	734	734	100.00
	(7,340,750 units in 2018 and 2017) (a)
	Held by Entergy Utility Holding Company, LLC:
None	Class D preferred non-voting membership interest units of Entergy Holdings Co. LLC	5.00%	256	256	100.00
	(2,559,250 units in 2018 and 2017) (a)
	Preferred member interests		$ 1,391	$ 1,391
OTHER NON-CURRENT LIABILITIES:
None	Class A preferred non-voting membership interest units of Entergy Holdings Co. LLC	10.00%	$ 50	$ 50	100.00
	(500,000 units in 2018 and 2017) (a)(b)
	Other non-current liabilities		$ 50	$ 50
	Total		$ 1,441	$ 1,441
(a) Distributions are payable quarterly and have a liquidation price of $100 per unit. The preferred membership interests are callable at the option of Entergy Holdings Company LLC after ten years under the terms of the LLC agreement.

(b) On February 16, 2012, Entergy Gulf States Louisiana, L.L.C. sold 500,000 units of Class A preferred, non-voting, membership interest units of Entergy Holdings Company LLC. to a non-affiliated third party. This preferred membership interest is reflected in the Parent & Other disclosure segment in ‘Other Non-Current Liabilities’ on the balance sheet.

Totals may not foot due to rounding.

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UTILITY SELECTED DATA

UTILITY QUARTERLY FINANCIAL METRICS
	2018					2017					FY %
	1Q	2Q	3Q	4Q	FY	1Q	2Q	3Q	4Q	FY	CHANGE
GAAP MEASURES
As-Reported Net Income ($ millions)	215	376	505	388	1,484	165	244	401	(47)	762	94.8
As-Reported Net Revenue ($ millions)	1,460	1,370	1,558	1,238	5,626	1,404	1,549	1,811	1,553	6,318	(11.0)
As-Reported Non-Fuel O&M ($ millions)	629	663	673	687	2,652	594	632	625	719	2,570	3.2
ROIC – As-Reported (%)(a)	5.1	5.5	5.8	7.5	7.5	6.4	5.7	5.4	4.7	4.7	59.2
ROE – As-Reported (%)(a)	7.5	8.4	9.0	12.6	12.6	10.8	9.3	8.7	7.1	7.1	77.4
Debt to Capital Ratio (%)	55.2	53.2	52.8	52.3	52.3	53.6	54.4	53.5	53.9	53.9	(2.9)
NON-GAAP MEASURES
Adjusted Earnings ($ millions)	215	332	505	209	1,261	165	244	401	133	942	33.8
Adjusted Net Revenue ($ millions)	1,460	1,370	1,558	1,278	5,665	1,404	1,549	1,811	1,498	6,263	(9.5)
Adjusted Non-Fuel O&M ($ millions)	629	663	673	687	2,652	594	632	625	719	2,570	3.2
ROIC – Adjusted (%)(a)	5.8	6.1	6.4	6.6	6.6	5.8	5.7	5.4	5.5	5.5	20.8
ROE – Adjusted (%)(a)	9.2	9.6	10.2	10.7	10.7	9.5	9.3	8.7	8.8	8.8	21.8
Debt to Capital Ratio, excluding securitization debt (%)	54.3	52.3	51.9	51.6	51.6	52.3	53.2	52.3	52.8	52.8	(2.4)
Net Debt to Net Capital Ratio, excluding securitization debt (%)	52.5	51.1	50.4	51.1	51.1	51.3	51.8	51.7	51.7	51.7	(1.2)
(a) Rolling twelve months. Totals may not foot due to rounding.

UTILITY ANNUAL FINANCIAL METRICS
	2018	2017	2016
GAAP MEASURES
As-Reported Net Income ($ millions)	1,484	762	1,134
As-Reported Net Revenue ($ millions)	5,626	6,318	6,179
As-Reported Non-Fuel O&M ($ millions)	2,652	2,570	2,407
ROIC – As-Reported (%)(a)	7.5	4.7	6.8
ROE – As-Reported (%)(a)	12.6	7.1	11.3
Debt to Capital Ratio (%)	52.3	53.9	53.8
NON-GAAP MEASURES
Adjusted Earnings ($ millions)	1,261	942	1,008
Adjusted Net Revenue ($ millions)	5,665	6,263	6,196
Adjusted Non-Fuel O&M ($ millions)	2,652	2,570	2,407
ROIC – Adjusted (%)(a)	6.6	5.5	6.2
ROE – Adjusted (%)(a)	10.7	8.8	10.1
Debt to Capital Ratio, excluding securitization debt (%)	51.6	52.8	52.4
Net Debt to Net Capital Ratio, excluding securitization debt (%)	51.1	51.7	50.7

UTILITY SECURITIES RATINGS (OUTLOOK)
MORTGAGE BONDS
As of 5/14/19	MOODY’S	S&P
Entergy Arkansas, LLC	A2 (stable)	A (stable)
Entergy Louisiana, LLC	A2 (stable)	A (stable)
Entergy Mississippi, LLC	A2 (stable)	A (stable)
Entergy New Orleans, LLC	Baa2 (stable)	A (stable)
Entergy Texas, Inc.	Baa1 (stable)	A (stable)
System Energy Resources, Inc.	Baa1 (stable)	A (stable)

UTILITY HISTORICAL CAPITAL EXPENDITURES(a)
($ millions)	2018	2017	2016
Entergy Arkansas	660	736	904
Entergy Louisiana	1,832	1,673	1,505
Entergy Mississippi	387	435	310
Entergy New Orleans	202	115	328
Entergy Texas	452	348	338
System Energy Resources	195	92	88
Other(b)	62	46	69
Total	3,790	3,445	3,542
(a) Historical capital expenditures include storm capital spending.
(b) Corresponds to Entergy Services, LLC, Entergy Operations, Inc., and System Fuels, Inc.

UTILITY FINANCIAL RESULTS

2018 UTILITY CONSOLIDATING INCOME STATEMENT (unaudited)

							OTHER/
In thousands, for the year ending December 31, 2018.	E-AR	E-LA	E-MS	E-NO	E-TX	SERI	ELIMINATIONS(a)	UTILITY
OPERATING REVENUES:
Electric	$2,060,643	$4,232,541	$1,335,112	$624,733	$1,605,902	$456,707	($931,404)	$9,384,234
Natural gas	—	63,779	—	92,657	—	—	—	156,436
Total	2,060,643	4,296,320	1,335,112	717,390	1,605,902	456,707	(931,404)	9,540,670
OPERATING EXPENSES:
Operation and maintenance:
Fuel, fuel-related expenses, and gas purchased for resale	517,245	915,410	260,198	114,787	204,830	64,778	(6,570)	2,070,678
Purchased power	252,390	960,272	364,575	270,634	614,012	—	(918,413)	1,543,470
Nuclear refueling outage expenses	77,915	51,626	—	—	—	20,715	(1)	150,255
Other operation and maintenance	724,831	959,185	261,613	124,293	238,400	196,505	(3,458)	2,501,369
Decommissioning	60,420	53,736	—	—	—	34,336	1,132	149,624
Taxes other than income taxes	104,771	183,745	101,999	56,141	82,033	28,090	5,206	561,985
Depreciation and amortization	292,649	492,179	152,577	55,930	128,534	97,527	(1,076)	1,218,320
Other regulatory charges (credits) – net	(14,807)	4,396	147,704	21,413	131,667	(28,924)	39,599	301,049
Total	2,015,414	3,620,549	1,288,666	643,198	1,399,476	413,027	(883,581)	8,496,750
OPERATING INCOME	45,229	675,771	46,446	74,192	206,426	43,680	(47,823)	1,043,920
OTHER INCOME:
Allowance for equity funds used during construction	16,557	79,922	8,710	5,941	9,723	8,750	—	129,602
Interest and investment income	25,406	141,882	135	604	2,188	35,985	(2,264)	203,936
Miscellaneous – net	(14,874)	(27,530)	(2,732)	(10,444)	(655)	(5,775)	(19)	(62,026)
Total	27,089	194,274	6,113	(3,899)	11,256	38,960	(2,283)	271,512
INTEREST EXPENSE:
Interest expense	124,459	288,658	55,905	21,772	87,203	38,424	(2,528)	613,893
Allowance for borrowed funds used during construction	(7,781)	(39,616)	(3,651)	(2,195)	(5,513)	(2,218)	(1)	(60,974)
Total	116,678	249,042	52,254	19,577	81,690	36,206	(2,529)	552,919
INCOME BEFORE INCOME TAXES	(44,360)	621,003	305	50,716	135,992	46,434	(47,577)	762,513
Income taxes	(297,067)	(54,611)	(125,773)	(2,436)	(26,243)	(47,675)	(178,779)	(732,584)
NET INCOME	252,707	675,614	126,078	53,152	162,235	94,109	131,202	1,495,097
Preferred dividend requirements and other	1,249	—	834	—	—	—	9,623	11,706
EARNINGS APPLICABLE TO
COMMON STOCK/EQUITY	$251,458	$675,614	$125,244	$53,152	$162,235	$94,109	$121,579	$1,483,391
Totals may not foot due to rounding.
(a) Primarily reflects other Entergy subsidiaries, including Entergy Utility Holding Company, LLC, Entergy Services, LLC, Entergy Operations, Inc. and the elimination of intercompany transactions.

UTILITY FINANCIAL RESULTS

2018 UTILITY CONSOLIDATING BALANCE SHEET (unaudited)

							OTHER/
In thousands, as of December 31, 2018.	E-AR	E-LA	E-MS	E-NO	E-TX	SERI	ELIMINATIONS(a)	UTILITY
ASSETS
CURRENT ASSETS:
Cash and cash equivalents:
Cash	$118	$252	$11	$26	$26	$68	$51,861	$52,362
Temporary cash investments	1	43,112	36,943	19,651	30	95,617	12,236	207,590
Total cash and cash equivalents	119	43,364	36,954	19,677	56	95,685	64,097	259,952
Securitization recovery trust account	4,666	—	—	2,224	40,185	—	(47,075)
Accounts receivable:
Customer	94,348	199,903	73,205	43,890	69,714	—	—	481,059
Allowance for doubtful accounts	(1,264)	(1,813)	(563)	(3,222)	(461)	—	1	(7,322)
Associated companies	48,184	123,363	51,065	27,938	64,441	148,571	(434,613)	28,949
Other	64,393	60,879	8,647	4,090	12,275	5,390	1,982	157,656
Accrued unbilled revenues	108,092	167,052	50,171	18,907	51,288	—	2	395,511
Total account receivable	313,753	549,384	182,525	91,603	197,257	153,961	(432,628)	1,055,853
Deferred fuel costs	19,235	—	8,016	—	—	—	—	27,251
Fuel inventory – at average cost	23,148	34,418	11,931	1,533	42,667	—	1	113,698
Materials and supplies – at average cost	196,314	324,627	47,255	12,133	41,883	97,225	—	719,438
Deferred nuclear refueling outage costs	78,966	24,406	—	—	—	44,424	1	147,796
Prepaid taxes	—	—	—	—	—	5,415	(5,415)	—
Prepayments and other	14,553	38,715	9,365	6,905	15,903	2,985	82,773	171,199
Total	650,754	1,014,914	296,046	134,075	337,951	399,695	(338,246)	2,495,187
OTHER PROPERTY AND INVESTMENTS:
Investment in affiliates – at equity	—	1,390,587	—	—	448	—	39,757	1,430,792
Decommissioning trust funds	912,049	1,284,996	—	—	—	869,543	—	3,066,588
Non-utility property – at cost (less accumulated depreciation)	—	286,555	4,576	1,016	376	—	659	293,182
Storm reserve escrow account	—	289,525	—	80,853	—	—	(370,378)	—
Escrow accounts	—	—	32,447	—	—	—	(32,447)	—
Other	5,480	14,927	—	—	19,218	—	397,356	436,981
Total	917,529	3,266,590	37,023	81,869	20,042	869,543	34,947	5,227,543
PROPERTY, PLANT AND EQUIPMENT
Electric	11,611,041	20,532,312	4,780,720	1,364,091	4,773,984	4,433,346	779,665	48,275,159
Property under capital lease	—	—	—	—	—	602,770	32,138	634,908
Natural gas	—	211,421	—	284,728	—	—	1	496,150
Construction work in progress	243,731	1,864,582	128,149	146,668	325,193	70,156	36,735	2,815,214
Nuclear fuel	220,602	298,022	—	—	—	234,889	—	753,513
Total property, plant and equipment	12,075,374	22,906,337	4,908,869	1,795,487	5,099,177	5,341,161	848,539	52,974,944
Less – accumulated depreciation and amortization	4,864,818	8,837,596	1,641,821	670,135	1,684,569	3,212,080	518,998	21,430,017
Property, plant and equipment – net	7,210,556	14,068,741	3,267,048	1,125,352	3,414,608	2,129,081	329,541	31,544,927
DEFERRED DEBITS AND OTHER ASSETS:
Regulatory assets:
Regulatory asset for income taxes - net	—	—	—	—	—	—	—	—
Other regulatory assets (includes securitization property
of $350,871 as of December 31, 2018)	1,534,977	1,105,077	343,049	229,796	598,048	446,371	489,178	4,746,496
Deferred fuel costs	67,294	168,122	—	4,080	—	—	—	239,496
Goodwill	—	—	—	—	—	—	374,099	374,099
Accumulated deferred income taxes	—	—	—	—	—	—	41,969	41,969
Other	20,486	28,371	3,638	1,416	29,371	4,124	20,044	107,450
Total	1,622,757	1,301,570	346,687	235,292	627,419	450,495	925,290	5,509,510
TOTAL ASSETS	$10,401,596	$19,651,815	$3,946,804	$1,576,588	$4,400,020	$3,848,814	$951,530	$44,777,167
Totals may not foot due to rounding.
(a) Primarily reflects other Entergy subsidiaries, including Entergy Utility Holding Company, LLC, Entergy Services, LLC, Entergy Operations, Inc. and the elimination of intercompany transactions.

UTILITY FINANCIAL RESULTS

2018 UTILITY CONSOLIDATING BALANCE SHEET (unaudited)

							OTHER/
In thousands, as of December 31, 2018.	E-AR	E-LA	E-MS	E-NO	E-TX	SERI	ELIMINATIONS(a)	UTILITY
LIABILITIES AND EQUITY
CURRENT LIABILITIES:
Currently maturing long-term debt	$—	$2	$150,000	$—	$500,000	$6	$—	$650,009
Short-term borrowings	—	—	—	—	—	—	—	—
Notes payable and commercial paper:
Associated companies	—	—	—	1,979	—	—	(1,979)	—
Other	—	—	—	—	—	—	—	—
Accounts payable:
Associated companies	251,768	102,749	42,928	43,416	119,371	11,031	(542,128)	29,135
Other	187,387	390,367	79,117	36,686	150,679	47,565	282,508	1,174,309
Customer deposits	99,053	155,314	85,085	28,667	43,387	—	—	411,505
Taxes accrued	56,889	30,868	77,552	4,068	53,513	—	44,788	267,678
Interest accrued	18,893	83,450	20,231	6,366	24,355	13,295	2	166,592
Deferred fuel costs	—	31,411	—	1,288	19,697	—	—	52,396
Current portion of unprotected excess accumulated deferred income taxes	99,316	31,457	—	25,301	87,627	4,426	—	248,127
Obligations under capital leases	—	—	—	—	—	—	1,617	1,617
Pension and other postretirement liabilities	—	—	—	—	—	—	49,104	49,104
Other	23,943	49,202	7,526	9,521	6,353	2,832	(7,209)	92,168
Total	737,249	874,820	462,439	157,292	1,004,982	79,155	(173,297)	3,142,640
NON-CURRENT LIABILITIES:
Accumulated deferred income taxes and taxes accrued	1,085,545	2,226,721	551,869	323,595	552,535	805,296	(86,894)	5,458,667
Accumulated deferred investment tax credits	32,903	116,999	10,186	2,219	11,176	38,673	945	213,101
Obligations under capital leases	—	—	—	—	—	—	20,378	20,378
Regulatory liability for income taxes - net	505,748	581,001	246,402	60,249	264,623	158,998	(1)	1,817,021
Other regulatory liabilities	402,668	748,784	33,622	—	47,884	381,887	5,409	1,620,254
Decommissioning and asset retirement cost liabilities	1,048,428	1,280,272	9,206	3,291	7,222	896,000	(1)	3,244,419
Accumulated provisions	48,979	310,755	51,142	86,594	13,856	—	2,163	513,489
Pension and other postretirement liabilities	313,295	643,171	93,100	5,626	4,834	98,639	779,219	1,937,884
Long-term debt (includes securitization bonds
of $423,859 as of December 31, 2018)	3,225,759	6,805,766	1,175,750	467,358	1,013,735	630,744	(1)	13,319,111
Long-term payable - associated companies	—	—	—	14,367	—	—	(14,367)	—
Other	17,919	160,608	20,862	11,047	56,771	22,224	451,436	740,865
Total	6,681,244	12,874,077	2,192,139	974,346	1,972,636	3,032,461	1,158,286	28,885,189
Commitments and Contingencies

Preferred stock without sinking fund	—	—	—	—	—	—	195,153	195,153

EQUITY:
Common stock or member's equity	2,983,103	5,909,071	1,292,226	444,950	49,452	601,850	(9,306,904)	1,973,748
Paid-in capital/capital stock expense and other	—	—	—	—	596,994	—	3,267,770	3,864,764
Retained earnings	—	—	—	—	775,956	135,348	6,020,578	6,931,882
Accumulated other comprehensive (loss)	—	(6,153)	—	—	—	—	(90,056)	(96,209)
Less – treasury stock, at cost	—	—	—	—	—	—	120,000	120,000
Total	2,983,103	5,902,918	1,292,226	444,950	1,422,402	737,198	(228,612)	12,554,185

TOTAL LIABILITIES AND EQUITY	$10,401,596	$19,651,815	$3,946,804	$1,576,588	$4,400,020	$3,848,814	$951,530	$44,777,167
Totals may not foot due to rounding.
(a) Primarily reflects other Entergy subsidiaries, including Entergy Utility Holding Company, LLC, Entergy Services, LLC, Entergy Operations, Inc. and the elimination of intercompany transactions.

UTILITY FINANCIAL RESULTS

UTILITY SELECTED ANNUAL FINANCIAL METRICS

	2018	2017	2016
ENTERGY ARKANSAS, LLC
As-Reported Earnings ($ millions)	252	138	162
Less Adjustments ($ millions)	(2)	3	—
Adjusted Earnings ($ millions)	254	135	162
GAAP MEASURES
ROIC – As-Reported (%)	5.8	4.0	4.8
Return on Average Member's Equity – As-Reported (%)	9.4	6.0	7.8
Debt to Capital (%)	52.0	55.5	55.3
Total Debt ($ millions)	3,226	3,002	2,831
Total Preferred ($ millions)	—	31	31
Total Equity ($ millions)	2,983	2,377	2,253
NON-GAAP MEASURES
ROIC – Adjusted (%)	5.9	4.0	4.8
Return on Average Member's Equity – Adjusted (%)	9.5	5.8	7.8
Total Debt, excluding securitization debt ($ millions)	3,205	2,968	2,783
Debt to Capital, excluding securitization debt (%)	51.8	55.2	54.9
Net Debt to Net Capital, excluding securitization debt (%)	51.8	55.2	54.7
Totals may not foot due to rounding.

ENTERGY LOUISIANA, LLC
As-Reported Earnings ($ millions)	676	316	622
Less Adjustments ($ millions)	50	(183)	126
Adjusted Earnings ($ millions)	626	499	496
GAAP MEASURES
ROIC – As-Reported (%)	7.1	4.2	7.6
Return on Average Members’ Equity – As-Reported (%)	12.1	6.1	12.7
Debt to Capital (%)	53.6	53.8	53.4
Total Debt ($ millions)	6,806	6,188	5,817
Total Preferred ($ millions)	—	—	—
Total Equity ($ millions)	5,903	5,309	5,082
NON-GAAP MEASURES
ROIC – Adjusted (%)	6.7	5.9	6.5
Return on Average Member's Equity – Adjusted (%)	11.2	9.6	10.1
Total Debt, excluding securitization debt ($ millions)	6,750	6,110	5,717
Debt to Capital, excluding securitization debt (%)	53.3	53.5	52.9
Net Debt to Net Capital, excluding securitization debt (%)	53.2	53.4	52.0
Totals may not foot due to rounding.

UTILITY FINANCIAL RESULTS

UTILITY SELECTED ANNUAL FINANCIAL METRICS (CONTINUED)

	2018	2017	2016
ENTERGY MISSISSIPPI, LLC
As-Reported Earnings ($ millions)	125	109	106.7
Less Adjustments ($ millions)	(1)	(3)	—
Adjusted Earnings ($ millions)	126	113	107
GAAP MEASURES
ROIC – As-Reported (%)	6.5	5.9	6.6
Return on Average Member's Equity – As-Reported (%)	10.1	9.6	10.1
Debt to Capital (%)	50.6	51.5	50.2
Total Debt ($ millions)	1,326	1,270	1,121
Total Preferred ($ millions)	—	20	20
Total Equity ($ millions)	1,292	1,178	1,095
NON-GAAP MEASURES
ROIC – Adjusted (%)	6.5	6.1	6.6
Return on Average Member's Equity – Adjusted (%)	10.2	9.9	10.1
Net Debt to Net Capital (%)	49.9	51.3	48.4
Totals may not foot due to rounding.

ENTERGY NEW ORLEANS, LLC
As-Reported Earnings ($ millions)	53	44	48
Less Adjustments ($ millions)	—	(6)	—
Adjusted Earnings ($ millions)	53	50	48
GAAP MEASURES
ROIC – As-Reported (%)	7.6	6.5	7.7
Return on Average Member's Equity – As-Reported (%)	12.4	10.4	12.3
Debt to Capital (%)	52.1	51.3	50.1
Total Debt ($ millions)	484	437	449
Total Preferred ($ millions)	—	—	20
Total Equity ($ millions)	445	416	427
NON-GAAP MEASURES
ROIC – Adjusted (%)	8.2	8.0	8.6
Return on Average Member's Equity – Adjusted (%)	12.4	11.8	12.3
Total Debt, excluding securitization debt ($ millions)	420	362	364
Debt to Capital, excluding securitization debt (%)	48.6	46.6	44.9
Net debt to net capital, excluding securitization debt	47.4	44.2	36.9
Totals may not foot due to rounding.

ENTERGY TEXAS, INC.
As-Reported Net Income ($ millions)	162	76	108
Less Adjustments ($ millions)	37	(3)	1
Adjusted Net Income ($ millions)	125	79	107
GAAP MEASURES
ROIC – As-Reported (%)	7.8	4.7	6.4
ROE – As-Reported (%)	12.1	6.5	10.6
Debt to Capital (%)	51.6	55.7	58.5
Total Debt ($ millions)	1,514	1,587	1,508
Total Preferred ($ millions)	—	—	—
Total Equity ($ millions)	1,422	1,260	1,069
NON-GAAP MEASURES
ROIC – Adjusted (%)	7.4	5.6	7.8
ROE – Adjusted (%)	9.3	6.8	10.5
Total Debt, excluding securitization debt ($ millions)	1,230	1,229	1,079
Debt to Capital, excluding securitization debt (%)	46.4	49.4	50.2
Net Debt to Net Capital, excluding securitization debt (%)	46.4	46.9	50.1
Totals may not foot due to rounding.

UTILITY FINANCIAL RESULTS

UTILITY SELECTED ANNUAL FINANCIAL METRICS (CONTINUED)

	2018	2017	2016
SYSTEM ENERGY RESOURCES, INC.
As-Reported Net Income ($ millions)	94	79	97
Less Adjustments ($ millions)	—	—	—
Adjusted Earnings ($ millions)	94	79	97
GAAP MEASURES
ROIC – As-Reported (%)	9.2	7.6	8.8
ROE – As-Reported (%)	13.0	10.8	12.7
Debt to Capital (%)	46.1	44.5	45.5
Total Debt ($ millions)	631	569	618
Total Preferred ($ millions)	—	—	—
Total Equity ($ millions)	737	711	739
NON-GAAP MEASURES
ROIC – Adjusted (%)	9.2	7.6	8.8
ROE – Adjusted (%)	13.0	10.8	12.7
Net Debt to Net Capital (%)	42.1	28.5	33.5
Totals may not foot due to rounding.

UTILITY SECURITIES DETAIL

UTILITY LONG-TERM DEBT AND PREFERRED STOCK

ENTERGY ARKANSAS, LLC
					FIRST	CURRENT OR
BONDS:				MATURITY	CALL	OR FIRST	AS OF DECEMBER 31,
CUSIP		TYPE*	RATE	DATE	DATE	CALL PRICE	2018	2017
($ millions)
29364DAQ3	3.75% Series	M	3.75%	2/21	Now	MW (T + .20%)	$350	$350
29364DAR1	3.05% Series	M	3.05%	6/23	Now	MW (T + .20%)	250	250
29364DAS9	3.7% Series	M	3.70%	6/24	Now	MW (T + .15%)	375	375
29364DAU4	3.5% Series	M	3.50%	4/26	Now	MW (T + .20%)	600	600
29364DAV2	4.00% Series	M	4.00%	6/28	Now	MW (T + .20%)	250	—
29364DAT7	4.95% Series	M	4.95%	12/44	Now	MW (T + .30%)	250	250
29364D761	4.90% Series	M	4.90%	12/52	Now	100%	200	200
29364D753	4.75% Series	M	4.75%	6/63	Now	100%	125	125
29364D100	4.875% Series	M	4.88%	9/66	9/1/21	100%	410	410
453424BT9	2.375% Series – Independence County	G(a,d)	2.38%	1/21	Non-Call Life		45	45
	Total bonds						2,855	2,605
OTHER LONG-TERM DEBT:
76824*AV6	3.65% Series L – Variable Interest Entity Note Payable		3.65%	7/21	Now	MW (T + .50%)	90	90
76824*AW4	3.17% Series M – Variable Interest Entity Note Payable		3.17%	12/23	Now	MW (T + .50%)	40	40
	Credit Facility - Variable Interest Entity		3.48%	9/21			60	25
29365YAA1	2.30% Series Senior Secured – Securitization Bond		2.30%	8/21	Non-Call Life		22	36
	Long-Term United States Department of Energy Obligation(b)						187	183
	Unamortized Premium and Discount – Net						4	5
	Unamortized Debt Issuance Costs						(34)	(34)
	Other						2	2
TOTAL LONG-TERM DEBT							3,226	2,952
Less Amount Due Within One Year							—	—
Long-Term Debt Excluding Amount Due Within One Year							3,226	2,952
Fair Value of Long-Term Debt(c)							$3,003	$2,866
Weighted-average annualized coupon rate (e)							4%	4%
*M = Mortgage Bond; G = Governmental Bond
(a) Consists of pollution control revenue bonds and environmental revenue bonds.
(b) Pursuant to the Nuclear Waste Policy Act of 1982, Entergy’s nuclear owner/licensee subsidiaries have contracts with the DOE for spent nuclear fuel disposal service. The contracts include a one-time fee for generation prior to April 7, 1983. Entergy Arkansas is the only Entergy company that generated electric power with nuclear fuel prior to that date and includes the one-time fee, plus accrued interest, in long-term debt.

(c) The fair value excludes long-term DOE obligations at Entergy Arkansas and includes debt due within one year. Fair values are classified as Level 2 in the fair value hierarchy (see pg 214 of 2018 10K) and are based on prices derived from inputs such as benchmark yields and reported trades.

(d) The bonds are secured by a series of collateral first mortgage bonds.
(e) Rate calculation only includes Bonds, VIE notes, and Securitization Bonds
Totals may not foot due to rounding.

			SHARES
			AUTHORIZED AND OUTSTANDING
PREFERRED STOCK:			AS OF DECEMBER 31,		AS OF DECEMBER 31,
CUSIP		RATE	2018	2017	2018	2017
($ millions)
	Without sinking fund:
	Cumulative, $100 par value:
29364D209	4.32% Series	4.32%	—	70,000	$—	$7
29364D506	4.72% Series	4.72%	—	93,500	—	9
29364D308	4.56% Series	4.56%	—	75,000	—	8
29364D407	4.56% 1965 Series	4.56%	—	75,000	—	8
	Total without sinking fund		—	313,500	$—	$31
Totals may not foot due to rounding.

ENTERGY UTILITY HOLDING COMPANY, LLC
			SHARES
			AUTHORIZED AND OUTSTANDING
PREFERRED STOCK:			AS OF DECEMBER 31,		AS OF DECEMBER 31,
CUSIP		RATE	2018	2017	2018	2017
($ millions)
	Without sinking fund:
	Cumulative, $100 par value:
	7.5% Series(a)	7.50%	110,000	110,000	$107	$107
	6.25% Series(a)	6.25%	15,000	15,000	14	14
	6.75% Series(a)	6.75%	75,000		73
	Total without sinking fund		125,000	125,000	$195	$122
(a) Dollar amount outstanding is net of preferred stock issuance costs.
Totals may not foot due to rounding.

UTILITY LONG-TERM DEBT AND PREFERRED STOCK

ENTERGY LOUISIANA, LLC
						CURRENT
BONDS:				MATURITY	FIRST CALL	OR FIRST	AS OF DECEMBER 31,
CUSIP		TYPE*	RATE	DATE	DATE	CALL PRICE	2018	2017
($ millions)
29365PAN2	6.0% Series	M	6.00%	05/18	Now	MW (T + .40%)	$—	$375
29364WAJ7	6.50% Series	M	6.50%	09/18	Now	MW (T + .40%)	—	300
29365PAQ5	3.95% Series	M	3.95%	10/20	Now	MW (T + .25%)	250	250
29364WAN8	4.8% Series	M	4.80%	5/21	Now	MW (T + .25%)	200	200
29364WAR9	3.30% Series	M	3.30%	12/22	Now	MW (T + .25%)	200	200
29364WAS7	4.05% Series	M	4.05%	9/23	Now	MW (T + .20%)	325	325
29365PAP7	5.59% Series	M	5.59%	10/24	Now	MW (T + .40%)	300	300
29364WAK4	5.40% Series	M	5.40%	11/24	Now	MW (T + .35%)	400	400
29365PAR3	3.78% Series	M	3.78%	4/25	Now	MW (T + .20%)	110	110
29364WAU2	3.78% Series	M	3.78%	4/25	Now	MW (T + .20%)	190	190
29364WAM0	4.44% Series	M	4.44%	1/26	Now	MW (T + .30%)	250	250
29364WAY4	2.4% Series	M	2.40%	10/26	Now	MW (T + .15%)	400	400
29364WAZ1	3.12% Series	M	3.12%	9/27	Now	MW (T + .15%)	450	450
29364WAW8	3.25% Series	M	3.25%	4/28	Now	MW (T + .25%)	425	425
29364WAX6	3.05% Series	M	3.05%	6/31	Now	MW (T + .25%)	325	325
29364WBA5	4.0% Series	M	4.00%	3/33	Now	MW (T + .20%)	750	—
29364WAT5	5.0% Series	M	5.00%	7/44	Now	MW (T + .25%)	170	170
29364WAV0	4.95% Series	M	4.95%	1/45	Now	MW (T + .30%)	450	450
29364WBB3	4.2% Series	M	4.20%	9/48	Now	MW (T + .20%)	600	—
29364W504	5.25% Series	M	5.25%	7/52	Now	100%	200	200
29364W603	4.7% Series	M	4.70%	6/63	Now	100%	100	100
29364W108	4.875% Series	M	4.88%	9/66	9/1/21	100%	270	270
5463984Y1	3.375% Series – Louisiana Public Facilities Authority	G(a,c)	3.38%	9/28	3/1/21	100%	84	84
5463984Z8	3.5% Series – Louisiana Public Facilities Authority	G(a,c)	3.50%	6/30	6/1/21	100%	115	115
	Total bonds						6,564	5,889
OTHER LONG-TERM DEBT:
76083@AT4	3.38% Series R – Variable Interest Entity Note Payable		3.38%	8/20	Now	MW (T + .50%)	70	70
76822*AM8	3.92% Series H – Variable Interest Entity Note Payable		3.92%	2/21	Now	MW (T + .50%)	40	40
76822*AN6	3.22% Series I – Variable Interest Entity Note Payable		3.22%	12/23	Now	MW (T + .50%)	20	20
	Credit Facility - Variable Interest Entity - River Bend		3.44%	9/21			39	66
	Credit Facility - Variable Interest Entity - Waterford		3.35%	9/21			82	36
29366AAA2	2.04% Series Senior Secured - Securitization Bond		2.04%	6/21			57	79
	Unamortized Premium and Discount – Net						(15)	(14)
	Unamortized Debt Issuance Costs						(57)	(49)
	Other						7	7
TOTAL LONG-TERM DEBT							6,806	6,144
Less Amount Due Within One Year							2	675
Long-Term Debt Excluding Amount Due Within One Year							$6,804	$5,469
Fair Value of Long-Term Debt(b)							$6,834	$6,390
Weighted-average annualized coupon rate (d)							4.1%	4.3%
*M = Mortgage Bond; G = Governmental Bond
(a) Consists of pollution control revenue bonds and environmental revenue bonds.
(b) The fair value includes debt due within one year. Fair values are classified as Level 2 in the fair value hierarchy (see pg 214 of 2018 10K) and are based on prices derived from inputs such as benchmark yields and reported trades.

(c) The bonds are secured by a series of collateral first mortgage bonds.
(d) Rate calculation only includes Bonds, VIE notes, and Securitization Bonds
Totals may not foot due to rounding.

UTILITY LONG-TERM DEBT AND PREFERRED STOCK

ENTERGY MISSISSIPPI, LLC
						CURRENT
BONDS:				MATURITY	FIRST CALL	OR FIRST	AS OF DECEMBER 31,
CUSIP		TYPE*	RATE	DATE	DATE	CALL PRICE	2018	2017
($ millions)
29364NAP3	6.64% Series	M	6.64%	7/19	Now	MW (T + .50%)	$150	$150
29364NAR9	3.1% Series	M	3.10%	7/23	Now	MW (T + .25%)	250	250
29364NAS7	3.75% Series	M	3.75%	7/24	Now	MW (T + .15%)	100	100
29364NAU2	3.25% Series	M	3.25%	12/27	Now	MW (T + .15%)	150	150
29364NAT5	2.85% Series	M	2.85%	6/28	Now	MW (T + .20%)	375	375
29365*AA6	4.52% Series	M	4.52%	12/38	Now	MW (T + .50%)	55	—
29364N108	4.90% Series	M	4.90%	7/24	10/1/21	100%	260	260
	Total bonds						1,340	1,285
OTHER LONG-TERM DEBT:
	Unamortized Premium and Discount – Net						(1)	(1)
	Unamortized Debt Issuance Cost						(13)	(14)
TOTAL LONG-TERM DEBT							1,326	1,270
Less Amount Due Within One Year							150	—
Long-Term Debt Excluding Amount Due Within One Year							$1,176	$1,270
Fair Value of Long-Term Debt(a)							$1,276	$1,286
Weighted-average annualized coupon rate (B)							3.9%	3.9%
*M = Mortgage Bond
(a) The fair value includes debt due within one year. Fair values are classified as Level 2 in the fair value hierarchy (see pg 214 of 2018 10K) and are based on prices derived from inputs such as benchmark yields and reported trades.

(b) Rate calculation only includes Bonds
Totals may not foot due to rounding.

			SHARES
			AUTHORIZED AND OUTSTANDING
PREFERRED STOCK:			AS OF DECEMBER 31,		AS OF DECEMBER 31,
CUSIP		RATE	2018	2017	2018	2017
($ millions)
	Without sinking fund:
	Cumulative, $100 par value:
29364N207	4.36% Series	4.36%	$—	$59,920	$—	$6
29364N306	4.56% Series	4.56%	—	43,887	—	4
29364N405	4.92% Series	4.92%	—	100,000	—	10
	Total without sinking fund		$203,807	$203,807	$20	$20

ENTERGY NEW ORLEANS, LLC
						CURRENT
BONDS:				MATURITY	FIRST CALL	OR FIRST	AS OF DECEMBER 31,
CUSIP		TYPE*	RATE	DATE	DATE	CALL PRICE	2018	2017
($ millions)
29364PAM5	5.10% Series	M	5.10%	12/20	Now	MW (T + .35%)	$25	$25
29364PAN3	3.9% Series	M	3.90%	7/23	Now	MW (T + .30%)	100	100
29364PAP8	4.0% Series	M	4.00%	6/26	Now	MW (T + .35%)	85	85
29365@AA4	4.51% Series	M	4.51%	9/33	Now	MW (T + .50%)	60	—
29364P509	5.0% Series	M	5.00%	12/52	Now	100%	30	30
29364P103	5.5% Series	M	5.50%	4/66	4/1/21	100%	110	110
	Total bonds						410	350
OTHER LONG-TERM DEBT:
29277VAA4	2.67% Series Senior Secured - Securitization Bond		2.67%	06/27			66	77
	Payable to Entergy Louisiana			11/35			16	18
	Unamortized Premium and Discount – Net						—	—
	Unamortized Debt Issuance Cost						(8)	(8)
TOTAL LONG-TERM DEBT							484	437
Less Amount Due Within One Year							2	2
Long-Term Debt Excluding Amount Due Within One Year							$482	$435
Fair Value of Long-Term Debt(a)							$492	$456
Weighted-average annualized coupon rate (B)							4.7%	4.3%
*M = Mortgage
(a) The fair value includes debt due within one year. Fair values are classified as Level 2 in the fair value hierarchy (see pg 214 of 2018 10K) and are based on prices derived from inputs such as benchmark yields and reported trades.

(b) Rate calculation only includes Bonds and Securitization Bonds
Totals may not foot due to rounding.

UTILITY LONG-TERM DEBT AND PREFERRED STOCK

ENTERGY TEXAS, INC.
						CURRENT
BONDS:				MATURITY	FIRST CALL	OR FIRST	AS OF DECEMBER 31,
CUSIP		TYPE*	RATE	DATE	DATE	CALL PRICE	2018	2017
($ millions)
29365TAA2	7.125% Series	M	7.13%	2/19	Now	MW (T + .50%)	$500	$500
29365TAE4	2.55% Series	M	2.55%	6/21	Now	MW (T + .20%)	125	125
29365TAC8	4.1% Series	M	4.10%	9/21	Now	MW (T + .35%)	75	75
29365TAF1	3.45% Series	M	3.45%	12/27	Now	MW (T + .20%)	150	150
29365TAD6	5.15% Series	M	5.15%	6/45	Now	MW (T + .35%)	250	250
29365T104	5.625% Series	M	5.63%	6/64	6/1/19	100%	135	135
	Total bonds						1,235	1,235
OTHER LONG-TERM DEBT:
29365KAB9	3.65% Series Senior Secured, Series A - Securitization Bond		3.65%	8/19			—	31
29365QAC4	5.93% Series Senior Secured, Series A - Securitization Bond		5.93%	6/22			81	110
29365KAC7	4.38% Series Senior Secured - Securitization Bond		4.38%	11/23			204	219
	Unamortized Premium and Discount – Net						(1)	(1)
	Unamortized Debt Issuance Costs						(9)	(10)
	Other						4	4
TOTAL LONG-TERM DEBT							1,514	1,587
Less Amount Due Within One Year							500	—
Long-Term Debt Excluding Amount Due Within One Year							$1,014	$1,587
Fair Value of Long-Term Debt(a)							$1,529	$1,662
Weighted-average annualized coupon rate (b)							5.3%	5.3%
*M = Mortgage Bond
(a) The fair value includes debt due within one year. Fair values are classified as Level 2 in the fair value hierarchy (see pg 214 of 2018 10K) and are based on prices derived from inputs such as benchmark yields and reported trades.

(b) Rate calculation only includes Bonds and Securitization Bonds
Totals may not foot due to rounding.

SYSTEM ENERGY RESOURCES, INC.
						CURRENT
BONDS:				MATURITY	FIRST CALL	OR FIRST	AS OF DECEMBER 31,
CUSIP		TYPE*	RATE	DATE	DATE	CALL PRICE	2018	2017
($ millions)
605277AB8	5.875% Series – MBFC	G(a)	5.88%	4/22	Now	100%	$134	$134
871911AS2	4.10% Series	M	4.10%	4/23	Now	MW (T + 0.40%)	250	250
	Total bonds						384	384
OTHER LONG-TERM DEBT:
76823#AS0	3.78% Series I – Variable Interest Entity Note Payable		3.78%	10/18			—	85
76823#AT8	3.42% Series J – Variable Interest Entity Note Payable		3.42%	4/21			100	—
	Credit Facility – Variable Interest Entity		3.44%	05/19			114	50
361561AA1	Grand Gulf Lease Obligation 5.13%		5.13%				34	34
	Unamortized Premium and Discount – Net						—	—
	Unamortized Debt Issuance Costs						(1)	(1)
	Other						—	—
TOTAL LONG-TERM DEBT							631	551
Less Amount Due Within One Year							—	85
Long-Term Debt Excluding Amount Due Within One Year							$631	$466
Fair Value of Long-Term Debt(b)							$596	$529
Weighted-average annualized coupon rate (c)							5.6%	4.5%
*M = Mortgage Bond; G = Governmental Bond
(a) Consists of pollution control revenue bonds and environmental revenue bonds.
(b) The fair value excludes lease obligations of $34 million at System Energy and includes debt due within one year. Fair values are classified as Level 2 in the fair value hierarchy (see pg 214 of 2018 10K) and are based on prices derived from inputs such as benchmark yields and reported trades.

(c) Rate calculation only includes Bonds and VIE notes
Totals may not foot due to rounding.

UTILITY STATISTICAL INFORMATION

UTILITY TOTAL CAPABILITY
			OWNED &
	OPERATED		LEASED	OPERATED
As of December 31, 2018	PLANTS	UNITS	(MW)(a)	(MW)(b)
Plants that use fuel type:
Gas/Oil	22	47	13,762	14,632
Coal	3	5	2,230	3,838
Petroleum Coke	1	2	—	203
Total Fossil	26	54	15,992	18,673
Hydro	3	7	73	153
Nuclear	4	5	5,204	5,343
Solar	4	4	2	2
Total Capability	37	70	21,271	24,171
All plants that have units with multiple fuel types are in the Gas & Oil plant count.
(a) Owned and Leased Capability is the dependable load carrying capability as demonstrated under actual operating conditions based on the primary fuel (assuming no curtailments) that each station was designed to utilize.

(b) Certain Entergy subsidiaries jointly own electric generating facilities with affiliates or third parties, which Entergy operates for the participating parties.

UTILITY SELECTED OPERATING DATA
	2018	2017	2016
SOURCES OF ENERGY (GWh)
Net Generation:
Gas & Oil	51,093	46,221	51,976
Coal	11,848	10,730	9,164
Nuclear	36,242	34,695	35,871
Hydro	160	93	184
Solar	4	4	2
Total Net Generation	99,347	91,743	97,197
Purchased Power:
Affiliated Companies	—	—	—
Non-affiliated Companies	33,973	37,535	31,251
Total Purchased Power	33,973	37,535	31,251
Total Sources of Energy	133,320	129,278	128,448
USES OF ENERGY (GWh)
Electric Energy Sales:
Residential	37,107	33,834	35,112
Commercial	29,426	28,745	29,197
Industrial	48,384	47,769	45,739
Governmental	2,581	2,511	2,547
Total Retail	117,498	112,859	112,595
Sales for Resale	11,715	11,550	11,054
Unbilled Energy	(513)	364	406
Total Electric Energy Sales	128,700	124,773	124,055
Line Losses and Company Usage	4,620	4,505	4,393
Total Uses of Energy	133,320	129,278	128,448
Electric Energy Sales (Weather Adjusted)(GWh):
Residential	35,876	35,692	35,362
Commercial	29,047	29,015	28,767
Industrial	48,384	47,769	45,739
Governmental	2,566	2,519	2,540
Total Weather Adjusted Sales	115,873	114,995	112,408
Peak Demand (MW)	21,587	21,671	21,387
Operational Summer Capacity at Peak (MW)	23,121	24,279	24,656
Annual System Load Factor (%)	65	62	63
Retail Electric Sales Growth Rate (%)	4.1	0.2	0.3
Retail Electric Sales Weather-Adjusted Growth Rate (%)	0.8	2.3	1.0
Average Fuel Cost (cents/KWh)
Natural Gas	2.84	2.60	2.44
Nuclear Fuel	0.84	0.86	0.63
Coal	2.24	2.35	2.65
Purchased Power	5.23	4.02	3.71
MISO Purchases	3.71	3.09	3.13
Certain prior year data has been reclassified to conform with current year presentation.
Totals may not foot due to rounding.

UTILITY STATISTICAL INFORMATION

2018 CONSOLIDATING UTILITY ELECTRIC STATISTICAL INFORMATION

	E-AR	E-LA	E-MS	E-NO	E-TX	SERI	ELIMINATIONS	UTILITY	%
ELECTRIC OPERATING REVENUES ($ thousands)
Residential	807,098	1,244,413	578,568	261,585	673,858	—	—	3,565,522	38%
Commercial	425,523	941,321	461,832	217,182	380,619	—	—	2,426,477	26%
Industrial	434,387	1,462,462	175,056	33,371	393,951	—	—	2,499,227	27%
Governmental	16,537	68,587	43,747	72,057	24,953	—	—	225,881	2%
Total Retail	1,683,545	3,716,783	1,259,203	584,195	1,473,381	—	—	8,717,107	93%
Sales for Resale	248,861	356,603	25,812	29,506	97,478	466,863	(925,434)	299,689	3%
Other	128,238	159,156	50,097	11,031	35,043	(10,156)	(5,971)	367,438	4%
Total	2,060,644	4,232,542	1,335,112	624,732	1,605,902	456,707	(931,405)	9,384,118	100%

SOURCES OF ENERGY (GWh)
Net Generation:
Gas & Oil	8,983	25,869	7,318	2,735	6,188	—	—	51,093	38%
Coal	6,263	1,819	2,421	—	1,345	—	—	11,848	9%
Nuclear	12,721	17,298	—	—	—	6,223	—	36,242	27%
Hydro	160	—	—	—	—	—	—	160	0%
Solar	—	—	3	1	—	—	—	4	0%
Total Net Generation	28,127	44,986	9,742	2,736	7,533	6,223	—	99,347	75%
Purchased Power:
Affiliated Companies	2,255	3,061	2,502	3,912	3,321	—	(15,051)	—	—
Non-affiliated Companies	1,494	17,211	3,155	871	11,242	—		33,973	25%
Total Purchased Power	3,749	20,272	5,657	4,783	14,563	—	(15,051)	33,973	25%
Total Sources of Energy	31,876	65,258	15,399	7,519	22,096	6,223	(15,051)	133,320	100%

USES OF ENERGY (GWh)
Electric Energy Sales:
Residential	8,248	14,494	5,829	2,401	6,135	—	—	37,107	32%
Commercial	5,967	11,578	4,865	2,270	4,747	—	—	29,426	25%
Industrial	8,071	29,254	2,559	448	8,052	—	—	48,384	41%
Governmental	239	823	438	795	286	—	—	2,581	2%
Total Retail	22,525	56,149	13,691	5,914	19,220	—	—	117,498	100%
Sales for Resale	8,220	7,260	1,060	1,484	2,478	6,264	(15,051)	11,715	—
Unbilled Energy	(13)	(64)	(31)	(329)	(76)	—	—	(513)	—
Total Electric Energy Sales	30,732	63,345	14,720	7,069	21,622	6,264	(15,051)	128,700	—
Line Losses and Company Usage	1,144	1,913	679	450	474	(41)	—	4,620	—
Total Uses of Energy	31,876	65,258	15,399	7,519	22,096	6,223	(15,051)	133,320	—

AVERAGE ELECTRIC REVENUE (cents/KWh)
Residential	9.79	8.59	9.93	10.89	10.98	—	—	9.61	—
Commercial	7.13	8.13	9.49	9.57	8.02	—	—	8.25	—
Industrial	5.38	5.00	6.84	7.45	4.89	—	—	5.17	—
Governmental	6.92	8.33	9.99	9.06	8.72	—	—	8.75	—

NUMBER OF RETAIL ELECTRIC CUSTOMERS
(as of December 31, 2018)
Residential	592,718	933,809	375,730	181,633	397,137	—	—	2,481,027	85%
Commercial	94,640	131,119	64,719	16,908	49,232	—	—	356,618	12%
Industrial	23,364	10,745	3,984	1,940	5,757	—	—	45,790	2%
Governmental	769	7,990	5,169	1,889	2,022	—	—	17,839	1%
Total Retail Customers	711,491	1,083,663	449,602	202,370	454,148	—	—	2,901,274	100%
Totals may not foot due to rounding.

UTILITY STATISTICAL INFORMATION

ENTERGY ARKANSAS, LLC
	2018	2017	2016
ELECTRIC OPERATING REVENUES ($ thousands)
Residential	807,098	768,389	789,472
Commercial	425,523	495,252	495,455
Industrial	434,387	471,958	445,525
Governmental	16,537	18,818	18,456
Total Retail	1,683,545	1,754,417	1,748,908
Sales for Resale	248,861	249,028	167,149
Other	128,238	136,474	170,551
Total Electric Operating Revenues	2,060,644	2,139,919	2,086,608

SOURCES OF ENERGY (GWh)
Net Generation:
Gas & Oil	8,983	8,079	8,327
Coal	6,263	5,563	4,457
Nuclear	12,721	12,693	13,420
Hydro	160	93	184
Total Net Generation	28,127	26,428	26,388
Purchased Power:
Affiliated Companies	2,255	2,403	1,938
Non-affiliated Companies	1,494	1,731	2,315
Total Purchased Power	3,749	4,134	4,253
Total Sources of Energy	31,876	30,562	30,641

USES OF ENERGY (GWh)
Electric Energy Sales:
Residential	8,248	7,298	7,618
Commercial	5,967	5,825	5,988
Industrial	8,071	7,528	6,795
Governmental	239	237	237
Total Retail	22,525	20,888	20,638
Sales for Resale	8,220	8,331	8,724
Unbilled Energy	(13)	43	156
Total Electric Energy Sales	30,732	29,262	29,518
Line Losses and Company Usage	1,144	1,300	1,123
Total Uses of Energy	31,876	30,562	30,641

AVERAGE ELECTRIC REVENUE (cents/KWh)
Residential	9.79	10.53	10.36
Commercial	7.13	8.50	8.27
Industrial	5.38	6.27	6.56
Governmental	6.92	7.94	7.79

NUMBER OF RETAIL ELECTRIC CUSTOMERS
(as of December 31)
Residential	592,718	590,999	589,048
Commercial	94,640	93,910	93,183
Industrial	23,364	23,770	23,922
Governmental	769	751	727
Total Retail Customers	711,491	709,430	706,880
Totals may not foot due to rounding.

UTILITY STATISTICAL INFORMATION

ENTERGY ARKANSAS, LLC

GENERATION PORTFOLIO
							PLANT						TOTAL PLANT – 2018
				OWNED &			AVG BTU								TOTAL
				LEASED			PER KWH	Emissions					NET	EXPENSES	PRODUCTION
			COMMERCIAL	CAPABILITY	FUEL		NET	SO2	NOx	CO2	Hg		GENERATION	PER NET	EXPENSE
PLANT	UNIT	OWNERSHIP	OPERATION	(MW)(a)	TYPE	PURPOSE	GENERATION(d)	(tons)	(tons)	(tons)	(lbs)	TECHNOLOGY(b)	(MWH)	MWH	($ thousands)
Cecil Lynch	2	100%	1949	—	Gas/Oil	Retired							—	—	—
	3	100%	1954	—	Gas/Oil	Retired
Harvey Couch	1	100%	1943	—	Gas/Oil	Retired							—	—	—
	2	100%	1954	—	Gas/Oil	Retired
Lake Catherine	1	100%	1950	—	Gas/Oil	Retired
	2	100%	1950	—	Gas/Oil	Retired
	3	100%	1953	—	Gas/Oil	Retired
	4	100%	1970	522	Gas/Oil	Peaking	11,588	1.0	423	209,557			288,819	100.0	28,893
Hamilton Moses	1	100%	1951	—	Gas/Oil	Retired							—	—	—
	2	100%	1951	—	Gas/Oil	Retired
Mabelvale	1	100%	1970	—	Gas/Oil	Retired							—	—	—
	2	100%	1970	—	Gas/Oil	Retired
	3	100%	1970	—	Gas/Oil	Retired
	4	100%	1970	—	Gas/Oil	Retired
Robert Ritchie	1	100%	1961	—	Gas/Oil	Retired							—	—	—
	3	100%	1970	—	Gas/Oil	Retired							—	—	—
Ouachita	1	100%	2002	252	Gas	Intermediate	7,169	3	80	661,634		Dry LNB, SCR	2,918,656	27.6	80,418
	2	100%	2002	253	Gas	Intermediate		3	66	514,318		Dry LNB, SCR
Hot Spring	1	100%	2002	606	Gas	Intermediate	7,471	7	106	1,339,587		Dry LNB, SCR	3,447,996	27.0	92,951
Independence	1	31.5%	1983	257	Coal	Base	10,330	2,417	1,004	1,015,777	6	OFA, ESP, ACI	999,311	28.7	28,679
White Bluff	1	57%	1980	465	Coal	Base	10,247	8,183	4,679	3,203,917	25	OFA, ESP, ACI	4,563,427	27.6	126,074
	2	57%	1981	467	Coal	Base		5,047	1,830	2,008,144	11	OFA, ESP, ACI
Cecil Lynch	Diesel	100%	1967	—	Oil	Retired							—	—	—
Carpenter	1	100%	1932	30	Hydro	Peaking							69,475	17.9	1,242
	2	100%	1932	30	Hydro	Peaking
Remmel	1	100%	1925	4	Hydro	Peaking							23,963	33.5	804
	2	100%	1925	4	Hydro	Peaking
	3	100%	1925	4	Hydro	Peaking
Union Power Station	2	100%	2003	497	Gas	Intermediate	7,361	3	69	618,154		Dry LNB, SCR	1,618,334	32.5	52,542
Arkansas	1	100%	1974	835	Nuclear PWR(c)	Base	10,373						12,692,915	32.5	412,431
Nuclear One	2	100%	1980	986	Nuclear PWR(c)	Base
Total				5,217				15,663	7,979	9,437,728	42		26,427,652	31.0	817,985
(a) Owned and Leased Capability is the dependable load carrying capability as demonstrated under actual operating conditions based on the primary fuel (assuming no curtailments) that each station was designed to utilize.

(b) Installed NOx and particulate matter and mercury emission control devices as stated in the EPA Monitoring Plans and operational: Combustion Modification/ Fuel Reburning (Combus Mod / Fuel Reburn), Dry Low NOx Burners (Dry LNB), Electrostatic Precipitator (ESP), Low NOx Burners with Closed-coupled Overfire Air (LNB w/ Closed-coupled OFA), Low NOx Burners with Separated Overfire Air (LNB w/ Sep OFA), Low NOx Burner with Overfire Air (LNB w/ OFA), Overfire Air (OFA), Selective Catalytic Reduction (SCR) or Steam Injection and Activated Carbon Injection (ACI). Currently have no SO2 or CO2 control equipment operating on any unit.

(c) PWR = Pressurized Water Reactor.
(d) The nuclear heat rate as reflected in the FERC Form 1 is calculated by obtaining the thermal generation in MWhs from the plant multiplied by the industry standard of 3.4126 to obtain the MMBtu equivalency

Total may not foot due to rounding.

UTILITY STATISTICAL INFORMATION

ENTERGY LOUISIANA, LLC
	2018	2017	2016
ELECTRIC OPERATING REVENUES ($ thousands)
Residential	1,244,413	1,197,651	1,195,721
Commercial	941,321	955,539	930,024
Industrial	1,462,462	1,534,496	1,350,484
Governmental	68,587	68,707	66,530
Total Retail	3,716,783	3,756,393	3,542,759
Sales for Resale	356,603	341,632	418,060
Other	159,156	147,995	165,524
Total Electric Operating Revenues	4,232,542	4,246,020	4,126,343

SOURCES OF ENERGY (GWh)
Net Generation:
Gas & Oil	25,869	23,507	26,210
Coal	1,819	1,876	1,599
Nuclear	17,298	15,379	17,152
Hydro	—	—	—
Total Net Generation	44,986	40,762	44,961
Purchased Power:
Affiliated Companies	3,061	3,128	6,033
Non-affiliated Companies	17,211	19,984	14,685
Total Purchased Power	20,272	23,112	20,718
Total Sources of Energy	65,258	63,874	65,679

USES OF ENERGY (GWh)
Electric Energy Sales:
Residential	14,494	13,357	13,810
Commercial	11,578	11,342	11,478
Industrial	29,254	29,754	28,517
Governmental	823	790	794
Total Retail	56,149	55,243	54,599
Sales for Resale	7,260	6,504	9,035
Unbilled Energy	(64)	2	206
Total Electric Energy Sales	63,345	61,749	63,840
Line Losses and Company Usage	1,913	2,125	1,839
Total Uses of Energy	65,258	63,874	65,679

AVERAGE ELECTRIC REVENUE (cents/KWh)
Residential	8.59	8.97	8.66
Commercial	8.13	8.42	8.10
Industrial	5.00	5.16	4.74
Governmental	8.33	8.70	8.38

NUMBER OF RETAIL ELECTRIC CUSTOMERS
(as of December 31)
Residential	933,809	929,024	923,383
Commercial	131,119	130,600	129,989
Industrial	10,745	10,830	10,768
Governmental	7,990	7,971	7,927
Total Retail Customers	1,083,663	1,078,425	1,072,067
Totals may not foot due to rounding.

UTILITY STATISTICAL INFORMATION

ENTERGY LOUISIANA, LLC

GENERATION PORTFOLIO
							PLANT						TOTAL PLANT – 2018
				OWNED &			AVG BTU								TOTAL
				LEASED			PER KWH	Emissions					NET	EXPENSES	PRODUCTION
			COMMERCIAL	CAPABILITY			NET	SO2	NOx	CO2	Hg		GENERATION	PER NET	EXPENSE
PLANT	UNIT	OWNERSHIP	OPERATION	(MW)(a)	FUEL TYPE	PURPOSE	GENERATION(d)	(tons)	(tons)	(tons)	(lbs)	TECHNOLOGY(b)	(MWH)	MWH	($ thousands)
Acadia	2	100%	2002	533	Gas	Intermediate	7,265	6	97	1,225,048		SCR	2,932,742	27.2	79,830
Buras	8	100%	1971	—	Gas/Oil	Peaking	20,410						3,199	92.0	294
Little Gypsy	1	100%	1961	—	Gas/Oil	Retired	11,515						1,618,194	48.7	78,878
	2	100%	1966	412	Gas/Oil	Intermediate		3	720	556,282		BOOS
	3	100%	1969	517	Gas/Oil	Intermediate		2	1,300	461,931		BOOS/IFGR
Monroe	10	100%	1961	—	Gas	Retired							—	—	—
	11	100%	1965	—	Gas	Retired
	12	100%	1968	—	Gas	Retired
Ninemile Point	1	100%	1951	—	Gas/Oil	Retired	9,890						4,693,351	38.0	178,280
	2	100%	1953	—	Gas/Oil	Retired
	3	100%	1955	—	Gas/Oil	Retired
	4	100%	1971	729	Gas/Oil	Intermediate		9	3,649	1,756,130		BOOS/IFGR
	5	100%	1973	745	Gas/Oil	Intermediate		5	2,428	1,052,780		BOOS/IFGR
	6	100%	2014	560	Gas/Oil	Intermediate	7,138	9	185	1,731,342		SCR, Water/Steam Injection	4,567,269	28.7	131,056
Perryville	1	100%	2002	528	Gas	Intermediate	7,040	8	180	1,606,075		Dry LNB, SCR	3,815,671	28.8	110,029
	2	100%	2001	152	Gas	Peaking		—	8	31,298		Dry LNB	25,693
Sterlington	6	100%	1958	—	Gas/Oil	Retired	13,881						3,142	357.6	1,124
	7	100%	1974	48	Gas/Oil	Peaking		—	19	4,861
Waterford	1	100%	1975	411	Gas/Oil	Intermediate	10,733	—	651	451,556		LNCB, FGR	1,613,750	45.2	72,951
	2	100%	1975	428	Gas/Oil	Intermediate		3	1,039	550,616		LNCB, FGR
	4	100%	2009	33	Oil	Peaking		3	7	9,782		Water/Steam Injection
LA Station 2 (d)	10	100%	1950	—	Gas	Reserve							—	—	313
	11	100%	1950	—	Gas	Reserve
	12	100%	1953	—	Gas	Reserve
Willow Glen	1	100%	1960	—	Gas/Oil	Retired							—	—	2,123
	2	100%	1964	—	Gas/Oil	Retired
	3	100%	1968	—	Gas	Retired						ESP
	4	100%	1973	—	Gas/Oil	Retired
	5	100%	1976	—	Gas/Oil	Retired
Roy S. Nelson	3	100%	1960	—	Gas/Oil	Retired							(10,510)	—	1,997
	4	100%	1970	—	Gas/Oil	Reserve						Combus Mod/Fuel Reburn
Calcasieu	1	100%	2000	143	Gas	Peaking	12,283	1	134	172,173		Dry LNB	357,373	61.2	21,878
	2	100%	2001	156	Gas	Peaking		—	36	60,854		Dry LNB
Ouachita	3	100%	2002	249	Gas	Intermediate	7,112	3	64	501,419		Dry LNB, SCR	1,250,592	29.6	36,984
Roy S. Nelson	6	40%	1982	221	Coal	Base	11,890	4,122	1,046	1,349,092	6	LNB w/ Sep OFA, ESP, ACI	1,092,417	37.4	40,882
Big Cajun 2	3	24%	1983	139	Coal	Base	10,734	2,531	538	908,127	6	LNB w/ OFA, ESP, ACI	783,859	32.3	25,333
River Bend	1	100%	1986	967	Nuclear BWR(c)	Base	10,896						7,032,282	31.9	224,272
Waterford	3	100%	1985	1,169	Nuclear PWR(c)	Base	10,879						8,347,047	28.0	233,896
Union Power Station	3	100%	2003	497	Gas	Intermediate	7,312	5	115	1,049,064		Dry LNB, SCR	5,591,466	27.5	153,960
	4	100%	2003	494	Gas	Intermediate		6	121	1,079,728		Dry LNB, SCR
Total				9,099				6,711	12,845	13,410,964	12		40,762,147	32.4	1,322,019
(a) Owned and Leased Capability is the dependable load carrying capability as demonstrated under actual operating conditions based on the primary fuel (assuming no curtailments) that each station was designed to utilize.

(b) Installed NOx and particulate matter emission control devices as stated in the EPA Monitoring Plans and operational: Combustion Modification/ Fuel Reburning (Combus Mod / Fuel Reburn), Dry Low NOx Burners (Dry LNB), Electrostatic Precipitator (ESP), Low NOx Burners with Closed-coupled Overfire Air (LNB w/ Closed-coupled OFA), Low NOx Burners with Separated Overfire Air (LNB w/ Sep OFA), Low NOx Burner with Overfire Air (LNB w/ OFA), Low NOx Cell Burner (LNCB), Overfire Air (OFA), Selective Catalytic Reduction (SCR) or Water/Steam Injection, Flue Gas Recirculation (FGR), Induced Flue Gas Recirculation (IFGR), Burners-out-of-service (BOOS) and Activated Carbon Injection (ACI). Currently have no SO2 or CO2 control equipment operating on any unit.

(c) BWR = Boiling Water Reactor; PWR = Pressurized Water Reactor.
(d) The nuclear heat rate as reflected in the FERC Form 1 is calculated by obtaining the thermal generation in MWhs from the plant multiplied by the industry standard of 3.4126 to obtain the MMBtu equivalency

Totals may not foot due to rounding.

UTILITY STATISTICAL INFORMATION

ENTERGY MISSISSIPPI, LLC
	2018	2017	2016
ELECTRIC OPERATING REVENUES ($ thousands)
Residential	578,568	502,305	458,547
Commercial	461,832	422,692	374,426
Industrial	175,056	158,649	133,951
Governmental	43,747	41,049	38,265
Total Retail	1,259,203	1,124,695	1,005,189
Sales for Resale	25,812	18,238	31,408
Other	50,097	55,296	58,052
Total Electric Operating Revenues	1,335,112	1,198,229	1,094,649

SOURCES OF ENERGY (GWh)
Net Generation:
Gas & Oil	7,318	6,727	7,852
Coal	2,421	1,904	1,926
Nuclear	—	—	—
Hydro	—	—	—
Solar	3	2	2
Total Net Generation	9,742	8,633	9,780
Purchased Power:
Affiliated Companies	2,502	2,667	2,150
Non-affiliated Companies	3,155	3,332	3,353
Total Purchased Power	5,657	5,999	5,503
Total Sources of Energy	15,399	14,632	15,283

USES OF ENERGY (GWh)
Electric Energy Sales:
Residential	5,829	5,308	5,617
Commercial	4,865	4,783	4,894
Industrial	2,559	2,536	2,493
Governmental	438	421	439
Total Retail	13,691	13,048	13,443
Sales for Resale	1,060	857	1,021
Unbilled Energy	(31)	22	57
Total Electric Energy Sales	14,720	13,927	14,521
Line Losses and Company Usage	679	705	762
Total Uses of Energy	15,399	14,632	15,283

AVERAGE ELECTRIC REVENUE (cents/KWh)
Residential	9.93	9.46	8.16
Commercial	9.49	8.84	7.65
Industrial	6.84	6.26	5.37
Governmental	9.99	9.75	8.72

NUMBER OF RETAIL ELECTRIC CUSTOMERS
(as of December 31)
Residential	375,730	375,281	374,119
Commercial	64,719	64,583	64,274
Industrial	3,984	3,970	4,028
Governmental	5,169	5,066	5,055
Total Retail Customers	449,602	448,900	447,476
Totals may not foot due to rounding.

UTILITY STATISTICAL INFORMATION

ENTERGY MISSISSIPPI, LLC

GENERATION PORTFOLIO
							PLANT						TOTAL PLANT – 2018
				OWNED &			AVG BTU								TOTAL
				LEASED			PER KWH	Emissions					NET	EXPENSES	PRODUCTION
			COMMERCIAL	CAPABILITY			NET	SO2	NOx	CO2	Hg		GENERATION	PER NET	EXPENSE
PLANT	UNIT	OWNERSHIP	OPERATION	(MW)(a)	FUEL TYPE	PURPOSE	GENERATION	(tons)	(tons)	(tons)	(lbs)	TECHNOLOGY(b)	(MWH)	MWH	($ thousands)
Attala	1	100%	2001	455	Gas	Intermediate	7,191	5	104	985,287		Dry LNB, SCR	2,204,189	29.4	64,724
Hinds	1	100%	2001	455	Gas	Intermediate	7,039	7	120	1,293,893		Dry LNB, SCR	3,154,832	26.2	82,591
Baxter Wilson	1	100%	1967	530	Gas/Oil	Intermediate	10,453	3	1,112	573,267		Combus Mod/Fuel Reburn	946,825	43.9	41,578
	2	100%	1971	—	Gas/Oil	Intermediate		—	—	—
Delta	1	100%	1953	—	Gas/Oil	Retired
	2	100%	1953	—	Gas/Oil	Retired
Gerald Andrus	1	100%	1975	736	Gas/Oil	Intermediate	11,534	3	1,139	604,812		OFA	854,269	48.7	41,598
Natchez	1	100%	1951	—	Gas/Oil	Retired
Rex Brown	1	100%	1948	—	Gas	Retired	12,497						158,341	67.6	10,709
	3	100%	1951	—	Gas/Oil	Retired			—	15
	4	100%	1959	198	Gas/Oil	Intermediate		1	333	152,057
	5	100%	1968	9	Oil	Peaking
Independence	1	25%	1983	202	Coal	Base	10,336	3,063	1,033	1,334,111	10	LNB w/Sep OFA, ESP, ACI	2,420,796	25.8	62,494
	2	25%	1984	211	Coal	Base		2,998	889	1,191,271	10	OFA, ESP, ACI
DeSoto Solar	1	100%	2015	0.5	Solar	N/A							1,816	0.1	—
Brookhaven Solar	1	100%	2015	0.5	Solar	N/A							533	0.4	0
Hinds Solar	1	100%	2015	0.5	Solar	N/A							554	0.3	0
Total				2,797				6,079	4,730	6,255,989	19		9,742,155	31.2	303,696
(a) Owned and Leased Capability is the dependable load carrying capability as demonstrated under actual operating conditions based on the primary fuel (assuming no curtailments) that each station was designed to utilize.

(b) Installed NOx and particulate matter emission control devices as stated in the EPA Monitoring Plan and operational: Combustion Modification/ Fuel Reburning (Combus Mod / Fuel Reburn), Dry Low NOx Burners (Dry LNB), Electrostatic Precipitator (ESP), Low NOx Burners with Closed-coupled Overfire Air (LNB w/ Closed-coupled OFA), Low NOx Burners with Separated Overfire Air (LNB w/ Sep OFA), Low NOx Burner with Overfire Air (LNB w/ OFA), Overfire Air (OFA), Selective Catalytic Reduction (SCR) or Steam Injection and Activated Carbon Injection (ACI). Currently have no SO2, or CO2 control equipment operating on any unit.

Totals may not foot due to rounding.

UTILITY STATISTICAL INFORMATION

ENTERGY NEW ORLEANS, LLC
	2018	2017	2016
ELECTRIC OPERATING REVENUES ($ thousands)
Residential	261,585	250,164	231,274
Commercial	217,182	227,835	205,846
Industrial	33,371	35,642	32,787
Governmental	72,057	77,098	69,126
Total Retail	584,195	590,739	539,033
Sales for Resale	29,506	29,027	32,843
Other	11,031	11,978	14,944
Total Electric Operating Revenues	624,732	631,744	586,820

SOURCES OF ENERGY (GWh)
Net Generation:
Gas & Oil	2,735	2,675	1,792
Coal	—	—	—
Nuclear	—	—	—
Hydro	—	—	—
Solar	1	2	1
Total Net Generation	2,736	2,677	1,793
Purchased Power:
Affiliated Companies	3,912	3,874	3,865
Non-affiliated Companies	871	921	1,535
Total Purchased Power	4,783	4,795	5,400
Total Sources of Energy	7,519	7,472	7,193

USES OF ENERGY (GWh)
Electric Energy Sales:
Residential	2,401	2,155	2,231
Commercial	2,270	2,248	2,268
Industrial	448	429	441
Governmental	795	790	794
Total Retail	5,914	5,622	5,734
Sales for Resale	1,484	1,703	1,212
Unbilled Energy	(329)	28	3
Total Electric Energy Sales	7,069	7,353	6,949
Line Losses and Company Usage	450	119	244
Total Uses of Energy	7,519	7,472	7,193

AVERAGE ELECTRIC REVENUE (cents/KWh)
Residential	10.89	11.61	10.37
Commercial	9.57	10.14	9.08
Industrial	7.45	8.31	7.43
Governmental	9.06	9.76	8.71

NUMBER OF RETAIL ELECTRIC CUSTOMERS
(as of December 31)
Residential	181,633	179,754	177,993
Commercial	16,908	16,505	16,425
Industrial	1,940	2,110	2,117
Governmental	1,889	1,883	1,860
Total Retail Customers	202,370	200,252	198,395
Totals may not foot due to rounding.
On Sept. 1, 2015, E-LA transferred its Algiers assets to E-NO. The effect of the Algiers transfer has been retrospectively applied to E-NO's data presented above.

UTILITY STATISTICAL INFORMATION

ENTERGY NEW ORLEANS, LLC

GENERATION PORTFOLIO
							PLANT						TOTAL PLANT – 2018
				OWNED &			AVG BTU								TOTAL
				LEASED			PER KWH	Emissions					NET	EXPENSES	PRODUCTION
			COMMERCIAL	CAPABILITY			NET	SO2	NOx	CO2	Hg		GENERATION	PER NET	EXPENSE
PLANT	UNIT	OWNERSHIP	OPERATION	(MW)(a)	FUEL TYPE	PURPOSE	GENERATION	(tons)	(tons)	(tons)	(lbs)	TECHNOLOGY(b)	(MWH)	MWH	($ thousands)
Michoud	1	100%	1957	—	Gas/Oil	Retired
	2	100%	1963	—	Gas/Oil	Retired
	3	100%	1967	—	Gas/Oil	Retired						Combus Mod/Fuel Reburn
Union Power Station	1	100%	2003	507	Gas	Intermediate	7,295	5	109	1,061,139		Dry LNB, SCR	2,734,823	27.9	76,333
New Orleans Solar	1	100%	2016	1	Solar	N/A							1,518	44.3	67
Total				508				5	109	1,061,139			2,736,341	27.9	76,400
(a) Owned and Leased Capability is the dependable load carrying capability as demonstrated under actual operating conditions based on the primary fuel (assuming no curtailments) that each station was designed to utilize.

(b) Installed NOx and particulate matter emission control devices as stated in the EPA Monitoring Plans and operational: Combustion Modification/ Fuel Reburning (Combus Mod / Fuel Reburn), Dry Low NOx Burners (Dry LNB), Electrostatic Precipitator (ESP), Low NOx Burners with Closed-coupled Overfire Air (LNB w/ Closed-coupled OFA), Low NOx Burners with Separated Overfire Air (LNB w/ Sep OFA), Low NOx Burner with Overfire Air (LNB w/ OFA), Overfire Air (OFA), Selective Catalytic Reduction (SCR) or Steam Injection and Activated Carbon Injection (ACI). Currently have no SO2or CO2 control equipment operating on any unit.

Totals may not foot due to rounding.

SYSTEM ENERGY RESOURCES, INC.

	2018	2017	2016
ELECTRIC OPERATING REVENUES ($ thousands)	456,707	633,458	548,291

SOURCES OF ENERGY (GWh)
Net Generation:
Gas & Oil	—	—	—
Coal	—	—	—
Nuclear	6,223	6,623	5,299
Hydro	—	—	—
Total Net Generation	6,223	6,623	5,299
Purchased Power	—	—	—
Total Sources of Energy	6,223	6,623	5,299

USES OF ENERGY (GWh)
Electric Energy Sales	6,264	6,675	5,384
Unbilled Energy	—	—	—
Line Losses and Company Usage	(41)	(52)	(85)
Total Uses of Energy	6,223	6,623	5,299
Totals may not foot due to rounding.

SYSTEM ENERGY RESOURCES, INC.

GENERATION PORTFOLIO
							PLANT						TOTAL PLANT – 2018
				OWNED &			AVG BTU								TOTAL
				LEASED			PER KWH	Emissions					NET	EXPENSES	PRODUCTION
			COMMERCIAL	CAPABILITY			NET	SO2	NOx	CO2	Hg		GENERATION	PER NET	EXPENSE
PLANT	UNIT	OWNERSHIP	OPERATION	(MW)(a)	FUEL TYPE	PURPOSE	GENERATION(c)	(tons)	(tons)	(tons)	(lbs)	TECHNOLOGY	(MWH)	MWH	($ thousands)
Grand Gulf	1	90%	1985	1,252	Nuclear BWR(b)	Base	10,638	—	—	—	—		6,223,457	39.6	246,536
Total				1,252									6,223,457	39.6	246,536
(a) Owned and Leased Capability is the dependable load carrying capability as demonstrated under actual operating conditions based on the primary fuel (assuming no curtailments) that each station was designed to utilize.

(b) BWR = Boiling Water Reactor.
(c) The nuclear heat rate as reflected in the FERC Form 1 is calculated by obtaining the thermal generation in MWhs from the plant multiplied by the industry standard of 3.4126 to obtain the MMBtu equivalency

Totals may not foot due to rounding.

UTILITY STATISTICAL INFORMATION

ENTERGY TEXAS, INC.
	2018	2017	2016
ELECTRIC OPERATING REVENUES ($ thousands)
Residential	673,858	636,254	612,660
Commercial	380,619	378,453	356,057
Industrial	393,951	383,814	364,614
Governmental	24,953	24,901	24,373
Total Retail	1,473,381	1,423,422	1,357,704
Sales for Resale	97,478	79,694	218,007
Other	35,043	41,777	39,908
Total Electric Operating Revenues	1,605,902	1,544,893	1,615,619

SOURCES OF ENERGY (GWh)
Net Generation:
Gas & Oil	6,188	5,233	7,795
Coal	1,345	1,387	1,182
Nuclear	—	—	—
Hydro	—	—	—
Total Net Generation	7,533	6,620	8,977
Purchased Power:
Affiliated Companies	3,321	2,711	6,048
Non-affiliated Companies	11,242	11,567	9,363
Total Purchased Power	14,563	14,278	15,411
Total Sources of Energy	22,096	20,898	24,388

USES OF ENERGY (GWh)
Electric Energy Sales:
Residential	6,135	5,716	5,836
Commercial	4,747	4,548	4,570
Industrial	8,052	7,521	7,493
Governmental	286	273	283
Total Retail	19,220	18,058	18,182
Sales for Resale	2,478	2,263	5,711
Unbilled Energy	(76)	269	(16)
Total Electric Energy Sales	21,622	20,590	23,877
Line Losses and Company Usage	474	308	511
Total Uses of Energy	22,096	20,898	24,388

AVERAGE ELECTRIC REVENUE (cents/KWh)
Residential	10.98	11.13	10.50
Commercial	8.02	8.32	7.79
Industrial	4.89	5.10	4.87
Governmental	8.72	9.12	8.61

NUMBER OF RETAIL ELECTRIC CUSTOMERS
(as of December 31)
Residential	397,137	391,613	388,143
Commercial	49,232	48,591	48,276
Industrial	5,757	5,513	5,417
Governmental	2,022	2,157	2,162
Total Retail Customers	454,148	447,874	443,998
Totals may not foot due to rounding.

UTILITY STATISTICAL INFORMATION

ENTERGY TEXAS, INC.

GENERATION PORTFOLIO
							PLANT						TOTAL PLANT – 2018
				OWNED &			AVG BTU								TOTAL
				LEASED			PER KWH	Emissions					NET	EXPENSES	PRODUCTION
			COMMERCIAL	CAPABILITY			NET	SO2	NOx	CO2	Hg		GENERATION	PER NET	EXPENSE
PLANT	UNIT	OWNERSHIP	OPERATION	(MW)(a)	FUEL TYPE	PURPOSE	GENERATION	(tons)	(tons)	(tons)	(lbs)	TECHNOLOGY(b)	(MWH)	MWH	($ thousands)
Roy S. Nelson	6	30%	1982	164	Coal	Base	11,508	3,349	789	1,019,277	4	LNB w/ Sep OFA, ESP, ACI	836,356	34.8	29,098
Big Cajun 2	3	18%	1983	104	Coal	Base	10,975	1,844	346	578,488	4	LNB w/ OFA, ESP, ACI	508,334	38.8	19,724
Lewis Creek	1	100%	1970	252	Gas/Oil	Intermediate	10,868	3	111	609,003		SCR	1,996,352	41.1	82,117
	2	100%	1971	253	Gas/Oil	Intermediate		3	100	561,712		SCR
Sabine	1	100%	1962	212	Gas/Oil	Intermediate	10,707	1	260	190,449			4,191,510	41.1	172,381
	2	100%	1962	—	Gas/Oil	Retired			—	—		Combus Mod/Fuel Reburn
	3	100%	1966	411	Gas/Oil	Intermediate		4	534	696,338		LNB w/ Sep OFA
	4	100%	1974	534	Gas	Intermediate		5	1,609	1,077,274		Combus Mod/Fuel Reburn
	5	100%	1979	448	Gas/Oil	Intermediate		4	501	724,652		LNB w/ Closed-coupled OFA
Total				2,376				5,212	4,249	5,457,193	8		7,532,552	40.3	303,320
(a) Owned and Leased Capability is the dependable load carrying capability as demonstrated under actual operating conditions based on the primary fuel (assuming no curtailments) that each station was designed to utilize.

(b) Installed NOx and particulate matter emission control devices as stated in the EPA Monitoring Plans and operational: Combustion Modification/ Fuel Reburning (Combus Mod / Fuel Reburn), Dry Low NOx Burners (Dry LNB), Electrostatic Precipitator (ESP), Low NOx Burners with Closed-coupled Overfire Air (LNB w/ Closed-coupled OFA), Low NOx Burners with Separated Overfire Air (LNB w/ Sep OFA), Low NOx Burner with Overfire Air (LNB w/ OFA), Overfire Air (OFA), Selective Catalytic Reduction (SCR) or Steam Injection and Activated Carbon Injection (ACI). Currently have no SO2or CO2 control equipment operating on any unit.

Totals may not foot due to rounding.

UTILITY STATISTICAL INFORMATION

UTILITY NUCLEAR PLANT STATISTICS
The following table shows plant performance for 2016 – 2018 based on 18/24 month operating cycle.

CAPABILITY FACTOR (%)	2018	2017	2016
ANO	85.3	78.0	82.8
Grand Gulf	62.9	55.4	71.3
River Bend	83.3	83.3	83.0
Waterford 3	99.6	88.5	87.9
Entergy Southeast Average	83.3	76.6	81.5
Industry Average	93.2	92.9	92.7

The following table shows plant performance for 2018 and average for one three-year period.

PRODUCTION COST ($/MWh) (a)	2018	2015-2017
ANO	32.2	29.0
Grand Gulf	39.6	28.6
River Bend	34.0	29.5
Waterford 3	23.6	25.5
Entergy Southeast Average	31.5	28.2
(a) Fuel and non-fuel operation and maintenance expenses according to accounting standards that directly relate to the production of electricity per MWh; excludes special items.

INDIVIDUAL PLANT INFORMATION

	ANO		GRAND GULF	RIVER BEND	WATERFORD 3
	UNIT 1	UNIT 2
Owner	Entergy Arkansas	Entergy Arkansas	System Energy - 90% Cooperative Energy - 10%	Entergy Louisiana	Entergy Louisiana
Commercial Operation Date	December 74	March 80	July 85	June 86	September 85
License Expiration Date	5/20/34	7/17/38	11/1/44	8/29/45	12/18/44
Architect/Engineer	Bechtel Power	Bechtel Power	Bechtel Power	Stone & Webster	Ebasco
Reactor Manufacturer	Babcox & Wilcox	Combustion Engineering	General Electric	General Electric	Combustion Engineering
Reactor Type	PWR	PWR	BWR	BWR	PWR
Turbine Generator Manufacturer	Westinghouse	General Electric	Kraftwerk Union	General Electric	Westinghouse
Owned and Leased Capability (MW)(a)	833	985	1,272	967	1,165
Refueling Data:
Last Date	3/24/18 –	9/29/18 –	4/7/18 –	3/30/19 –	1/5/19 –
	5/22/18	11/21/18	7/19/18	5/13/19	3/8/19
Number of Days	59	53	103	44	73
Next Scheduled Refueling	Fall 19	Spring 20	Spring 20	Spring 21	Fall 20
2018 Capability Factor (%)	84.6	85.9	62.9	83.3	99.6
($ in millions as of December 31, 2018)
Net Book Value	1,665(b)		1,713	1,536(c)	2,284
Decommissioning Trust Fair Values	912(b)		870	803(c)	482
Decommissioning Liability	1,028(b)		896	628(c)	625
(a) Owned and Leased Capability is the dependable load carrying capability as demonstrated under actual operating conditions based on the primary fuel (assuming no curtailments) that each station was designed to utilize.

(b) ANO Units 1 and 2 are reported together.
(c) 30% of River Bend is not subject to rate regulation by the Public Utility Commission of Texas, the Louisiana Public Service Commission, nor various municipal authorities, and is included in non-utility property on the balance sheet. The decommissioning trust fund balance and decommissioning liability include amounts for the 30% not subject to rate regulation.

UTILITY REGULATORY INFORMATION

STATE REGULATORY COMMISSIONS

	ARKANSAS	LOUISIANA	MISSISSIPPI	NEW ORLEANS	TEXAS
Commission	Arkansas Public	Louisiana	Mississippi	New Orleans	Public Utility
	Service	Public Service	Public Service	City Council	Commission
	Commission	Commission	Commission		of Texas
Number of Commissioners	3	5	3	7	3
Method of Selection	Appointed by	Elected	Elected	Elected	Appointed by
	Governor				Governor
Term of Office	6 years –	6 years –	4 years –	4 years –	6 years –
	staggered	staggered	concurrent	concurrent	staggered
(2 term limit)
Chair/President	Appointed by	Selected by	Rotates every	Rotates annually	Appointed by
	Governor	peers – 1 year	1 - 2 years, as	from the	Governor
		term	determined by members	at-large positions

COMMISSION/COUNCIL MEMBERS
CURRENT
	PARTY	SERVICE BEGAN	TERM ENDS
ARKANSAS
Ted J. Thomas – Chairperson	Republican	1/15	1/21
Kimberly A. O'Guinn	Republican	1/17	1/23
Justin Tate	Republican	1/19	1/25
LOUISIANA
Mike Francis - Chairperson	Republican	11/16	12/22
Foster L. Campbell, Jr. - Vice-Chairperson	Democrat	1/03	12/20
Eric Skrmetta	Republican	1/09	12/20
Craig Greene	Republican	6/17	12/24
Lambert C. Boissiere, III	Democrat	1/05	12/22
MISSISSIPPI
Brandon Presley – Chairperson	Democrat	1/08	12/19
Cecil Brown – Vice-Chairperson	Democrat	1/16	12/19
Sam Britton	Republican	1/16	12/19
NEW ORLEANS
Helena Moreno - Chairperson of Utility Committee	Democrat	5/18	5/22
Jason Rogers Williams	Democrat	5/14	5/22
Jared Brossett	Democrat	5/14	5/22
Joseph Giarrusso	Democrat	5/18	5/22
Jay Banks	Democrat	5/18	5/22
Kristin Gisleson Palmer	Democrat	5/18	5/22
Cyndi Nguyen	Democrat	5/18	5/22
TEXAS
DeAnn Walker - Chairperson	Republican	9/17	9/21
Arthur D'Andrea	Republican	11/17	9/23
Shelly Botkin	Republican	6/18	9/19
5/15/19

ENTERGY WHOLESALE COMMODITIES

EWC QUARTERLY FINANCIAL METRICS
	2018					2017					FY
($ millions)	1Q	2Q	3Q	4Q	FY	1Q	2Q	3Q	4Q	FY	CHANGE
GAAP MEASURES
As-Reported Earnings	(18)	(56)	106	(372)	(340)	(28)	223	55	(425)	(175)	(166)
NON-GAAP MEASURES
Adjusted EBITDA	86	(37)	(52)	(199)	(202)	200	61	197	98	557	(759)

EWC ANNUAL FINANCIAL METRICS
($ millions)	2018	2017	2016
GAAP MEASURES
As-Reported Earnings	(340)	(175)	(1,495)
NON-GAAP MEASURES
Adjusted EBITDA	(202)	557	480

EWC QUARTERLY OPERATIONAL METRICS
	2018					2017					FY
	1Q	2Q	3Q	4Q	FY	1Q	2Q	3Q	4Q	FY	% CHANGE
Owned Capacity (MW) (a)	3,962	3,962	3,962	3,962	3,962	4,800	3,962	3,962	3,962	3,962	0%
GWh billed	7,885	7,281	7,576	8,022	30,764	8,363	6,019	8,234	7,885	30,501	1%
As-reported net revenue ($ millions)	382	272	341	281	1,276	494	250	392	333	1,469	(13)%
EWC Nuclear
Capacity Factor	83%	86%	90%	78%	84%	80%	59%	98%	93%	83%	2%
GWh billed	6,408	6,713	6,976	7,520	27,617	7,835	5,393	7,633	7,317	28,178	(2)%
Production cost per MWh (b)	$18.75	$17.15	$17.15	$18.79	$17.68	$23.00	$27.11	$14.91	$18.73	$18.70	(5)%
As-reported net revenue ($ millions)	379	267	339	274	1,259	491	247	391	327	1,456	(14)%
(a) James A. FitzPatrick Nuclear Station (838 MW) was sold in March 2017.
(b) Fuel and non-fuel O&M expenses according to accounting standards that directly relate to the production of electricity per MWh (based on net generation), excluding special items.
Totals may not foot due to rounding.

EWC ANNUAL OPERATIONAL METRICS
	2018	2017	2016
Owned Capacity (MW) (a)	3,962	3,962	4,800
GWh billed	30,764	30,501	35,881
As-reported net revenue ($ millions)	1,276	1,469	1,542
EWC Nuclear
Capacity Factor	83%	83%	87%
GWh billed	27,617	28,178	33,551
Production cost per MWh (b)	$ 17.68	$ 18.70	$ 22.93
As-reported net revenue ($ millions)	1,259	1,456	1,533
Totals may not foot due to rounding.
(a) James A. FitzPatrick Nuclear Station (838 MW) was sold in March 2017.
(b) Fuel and non-fuel O&M expenses according to accounting standards that directly relate to the production of electricity per MWh (based on net generation), excluding special items.

EWC TOTAL CAPACITY
		OPERATED (a)		OWNED CAPACITY
As of December 31, 2018	PLANTS	UNITS	MW	MW	%
Gas/Oil	—	—	—	213	5
Coal	—	—	—	181	5
Total Fossil	—	—	—	394	10
Nuclear	4	5	4,368	3,568	90
Total Capacity	4	5	4,368	3,962	100
(a) Operated capacity includes management services contracts and excludes units operated by Entergy’s utility companies.

ENTERGY WHOLESALE COMMODITIES

EWC NUCLEAR PLANT STATISTICS
PILGRIM
	INDIAN POINT		PALISADES	NUCLEAR
	ENERGY CENTER		NUCLEAR	POWER
	UNIT 2	UNIT 3	PLANT	STATION (a)
Entergy Purchase Date	9/6/01	11/21/00	4/11/07	7/13/99
Commercial Operation Date	August 74	August 76	December 71	December 72
License Expiration Date	4/30/24	4/30/25	3/24/31	6/8/32
Architect/Engineer	United Engineers & Constructors	United Engineers & Constructors	Combustion Engineering	Bechtel Power
Reactor Manufacturer	Westinghouse	Westinghouse	Combustion Engineering	General Electric
Reactor Type	PWR	PWR	PWR	BWR
Turbine Generator Manufacturer	General Electric	Westinghouse	Westinghouse	General Electric
Net MWs in Operation (MW)	1,028	1,041	811	688
Refueling Data:
Last Date	3/19/18 –	3/11/19 –	10/28/18 –	4/9/17 –
	4/21/18	4/9/19	12/28/18	5/22/17
Number of Days	33	29	61	43
Upcoming Refueling Outages			Summer 20

2018 Capacity Factor	89%	91%	77%	75%
Net Book Value of Plant and Related Assets	85	120	246	6
($ in millions as of December 31, 2018)
Capacity Zone (ICAP/UCAP)	NYISO Lower Hudson Valley	NYISO Lower Hudson Valley	MISO	NEPOOL
Nearest Market Hub	Zone G (b)	Zone G (b)	Indiana	Mass Hub
(a) Pilgrim shutdown 5/31/19.
(b) Indian Point physically located in NYISO Zone H.

EWC NUCLEAR PLANT ADDITIONAL INFORMATION
				PALISADES	PILGRIM
	INDIAN POINT			NUCLEAR	NUCLEAR	VERMONT
	UNIT 1	UNIT 2	UNIT 3	PLANT	STATION	YANKEE
Decommissioning Trust Asset	471	598	781	444	1,028	532
Decommissioning Liability	228	768	751	548 (b)	816	568
($ in millions as of December 31, 2018)
Planned closing date	n/a (c)	4/30/20	4/30/21	5/31/2022	5/31/19 (d)	n/a (e)
(a) Vermont Yankee trust asset includes site restoration trust fund.
(b) Includes $40 million for Big Rock Point.
(c) Indian Point 1 has been shut down and in safe storage since the 1970s.
(d) Pilgrim plant ceased power production on 5/31/19.
(e) Vermont Yankee plant ceased power production on 12/29/14.

EWC NON-NUCLEAR WHOLESALE ASSETS PLANT STATISTICS
	NERC	COMMERCIAL	OWNERSHIP	NET	TOTAL	FUEL TYPE
PLANT	REGION	OPERATION	INTEREST	MW	MW	TECHNOLOGY
Independence – Unit 2	SERC	1983	14%	121	842	Coal
Nelson 6	SERC	1982	11%	60	550	Coal
RS Cogen	SERC	2002	50%	213	425	CCGT Cogen
Total				394	1,817

EWC NON-NUCLEAR WHOLESALE ASSETS PLANT EMISSIONS

		Emissions
PLANT	PURPOSE	SO2 (tons)	NOx (tons)	Co2 (tons)	Hg (lbs)	TECHNOLOGY (a)
Independence – Unit 2	Base	1723	511	754452	5	OFA, ESP, ACI
Nelson 6	Base	1227	289	373449	1	LNB w Sep OFA, ESP, ACI
RS Cogen	Base	4	398	801,689		Dry LNB/SCR
(a) Installed NOx and particulate matter emission control devices as stated in the EPA Monitoring Plans and operational: Overfire Air (OFA), Electrostatic Precipitator (ESP), Activated Carbon Injection (ACI), Low NOx Burners with Separated Overfire Air (LNB w/ Sep OFA), Dry Low NOx Burners (Dry LNB), and Selective Catalytic Reduction (SCR) or Steam Injection.

Currently have no SO2 or CO2 control equipment operating on any unit.
Totals may not foot due to rounding.

EWC NON-NUCLEAR WHOLESALE ASSETS

EWC NON-NUCLEAR WHOLESALE ASSETS SECURITIES DETAIL
DEBT:
OUTSTANDING AS OF DECEMBER 31,
ENTERGY’S SHARE
($ millions)	2018	2017	MATURITY	RATE

RS Cogen Senior Project Debt
Bank Portion(a)	$—	$6	10/17/18	LIBOR + 2.25%
Institutional Portion	$35	$38	10/15/22	Fixed 8.73%
RS Cogen Subordinated Debt(b)	$26	$23	10/17/17	LIBOR + 4.50%
(a) RS Cogen spread on bank portion increases over time from 1.375% to 2.375%.
 (b) Debt outstanding includes Entergy's portion of accrued but unpaid interest on Entergy's portion of the RS Cogen subordinated debt since the project went into default on the subordinated credit facility in 2008.

VERMONT YANKEE CREDIT FACILITY
OUTSTANDING AS OF DECEMBER 31,	RATE	2018	2017
	3.50%	$139	$104

		SHARES OUTSTANDING
PREFERRED STOCK:		AS OF DECEMBER 31,		AS OF DECEMBER 31,
($ millions)	RATE	2018	2017	2018	2017

Without Sinking Fund:
Entergy Finance Holding, Inc.	8.75%(a)	250,000	250,000	$24	$24
Authorized 250,000 shares, $100 par value, cumulative
Total without sinking fund		250,000	250,000	$24	$24
(a) Dollar amount outstanding is net of $751 thousand of preferred stock issuance costs.

DEFINITIONS OF OPERATIONAL MEASURES AND GAAP AND NON-GAAP FINANCIAL MEASURES

OPERATIONAL MEASURES
Owned capacity (MW)	Installed capacity owned and operated by EWC
Production cost per MWh	Fuel and non-fuel O&M expenses according to accounting standards that directly relate to the production of electricity per MWh (based on net generation)
Billed electric energy sales (GWh billed)	Total number of GWh billed to customers and financially-settled instruments
Capability factor	The percentage of the maximum energy generation a plant is capable of supplying to the grid, limited only by factors within control of plant management; a high capability factor indicates effective plant programs and practices to minimize unplanned energy losses and to optimize planned outages
Capacity factor	Normalized percentage of the period that the nuclear plants generate power
Refueling outage days	Number of days lost for a scheduled refueling and maintenance outage during the period

Financial measures defined below include measures prepared in accordance with generally accepted accounting principles (GAAP), as well as non-GAAP measures.
Non-GAAP measures are included in this report in order to provide metrics that remove the effect of less routine financial impacts from commonly used financial metrics.

FINANCIAL MEASURES – GAAP
As-reported non-fuel O&M	Operation and maintenance expenses excluding fuel, fuel-related expenses and gas purchased for resale and purchased power
As-reported net revenue	Operating revenue less fuel, fuel related expenses and gas purchased for resale, purchased power and other regulatory charges (credits) – net
Return on average invested capital (ROIC) – as-reported	12-months rolling net income attributable to Entergy Corporation or subsidiary adjusted for preferred dividends and tax-effected interest expense divided by average invested capital
Return on average common equity (ROE) – as-reported	12-months rolling net income attributable to Entergy Corporation or subsidiary divided by average common equity
Return on average member's equity – as-reported	12-months rolling attributable to Entergy Corporation or subsidiary divided by average member's equity
Common dividend payout – as-reported	Common dividend paid per share divided by earnings per share
Revolver capacity	Amount of undrawn capacity remaining on corporate and subsidiary revolvers
Total debt	Sum of short-term and long-term debt, notes payable and commercial paper and capital leases on the balance sheet
Debt of joint ventures – Entergy’s share	Entergy's share of debt issued by business joint ventures at EWC
Leases - Entergy’s share	Operating leases held by subsidiaries capitalized at implicit interest rate
Debt to capital	Total debt divided by total capitalization
Securitization debt	Debt associated with securitization bonds issued to recover storm costs from hurricanes Rita, Ike and Gustav at Entergy
Texas and Hurricane Isaac at Entergy New Orleans; the 2009 ice storm at Entergy Arkansas; and investment recovery of costs associated with the cancelled Little Gypsy repowering project at Entergy Louisiana

FINANCIAL MEASURES – NON-GAAP
Adjusted earnings	As-reported net income attributable to Entergy Corporation or subsidiary excluding adjustments
Adjusted EBITDA	Earnings before interest, depreciation and amortization and income taxes excluding decommissioning expense;
for Entergy consolidated, also excludes AFUDC-equity funds and subtracts securitization proceeds
Adjusted EPS	As-reported net income attributable to Entergy Corporation or subsidiary excluding adjustments, divided by the diluted average number of common shares outstanding
Adjusted net revenue	Operating revenue less fuel, fuel related expenses and gas purchased for resale, purchased power and other regulatory charges (credits) – net excluding adjustments
Adjusted non-fuel O&M	Operation and maintenance expenses excluding fuel, fuel-related expenses and gas purchased for resale and purchased power excluding the effects of adjustments
Adjustments	Unusual or non-recurring items or events or other items or events that management believes do not reflect the ongoing business of Entergy, such as the results of the EWC segment, significant tax items and other items such as certain costs, expenses, or other specified items
Common dividend payout – adjusted	Common dividend paid per share divided by adjusted earnings per share
Return on average invested capital (ROIC) – adjusted	12-months rolling adjusted net income attributable to Entergy Corporation or subsidiary adjusted for preferred dividends and tax-effected interest expense divided by average invested capital
Return on average common equity (ROE) – adjusted	12-months rolling adjusted net income attributable to Entergy Corporation or subsidiary divided by average common equity
Return on average member's equity – adjusted	12-months rolling adjusted net income attributable to Entergy Corporation or subsidiary divided by average member's equity
Gross liquidity	Sum of cash and revolver capacity

Total debt, excluding securitization debt	Total debt, excluding securitization debt
Debt to capital, excluding securitization debt	Total debt divided by total capitalization, excluding securitization debt
Net debt to net capital, excluding securitization debt	Total debt less cash and cash equivalents divided by total capitalization less cash and cash equivalents, excluding securitization debt
Parent debt to total debt, excluding securitization debt	End of period Entergy Corporation debt, including amounts drawn on credit revolver and commercial paper facilities, as a percent of total debt, excluding securitization debt
FFO	OCF less AFUDC-borrowed funds, working capital items in OCF (receivables, fuel inventory, accounts payable, prepaid taxes and taxes accrued, interest accrued and other working capital accounts) and securitization regulatory charges
FFO to debt, excluding securitization debt	12-months rolling adjusted FFO as a percentage of end of period total debt excluding securitization debt
FFO to debt, excluding securitization debt, return of unprotected excess ADIT, and severance and retention payments associated with exit of EWC
12-months rolling adjusted FFO as a percentage of end of period total debt excluding securitization debt, return of unprotected excess ADIT, and severance and retention payments associated with exit of EWC

REG G RECONCILIATIONS

CONSOLIDATED FINANCIAL MEASURES – RECONCILIATION OF GAAP TO NON-GAAP MEASURES
2016-2018

($ millions)	2018	2017	2016
As-reported net income (loss) attributable to Entergy Corporation (A)	849	412	(584)
Preferred dividends	14	14	19
Tax-effected interest expense	527	407	410
As-reported net income (loss) attributable to Entergy Corporation
adjusted for preferred dividends and tax-effected interest expense (B)	1,390	833	(155)

Adjustments (C)	(121)	(303)	(1,367)

EWC preferred dividends and tax-effected interest expense, rolling 12 months	29	18	17

Total adjustments, including preferred dividends and
tax-effected interest expense (D)	(92)	(285)	(1,350)

Adjusted earnings, rolling 12 months (A-C)	970	715	783
Adjusted earnings, rolling 12 months including preferred dividends and
tax-effected interest expense (B-D)	1,482	1,118	1,195

Average invested capital (E)	26,032	24,213	23,492

Average common equity (F)	8,418	8,037	8,669

($ per share)
As-Reported earnings per share (N)	4.63	2.28	(3.26)

Adjusted earnings per share (O)	5.29	3.96	6.98

Common dividend paid per share (P)	3.58	3.50	3.42

(%)
ROIC – As-Reported (B/E)	5.3	3.4	(0.7)
ROIC – Adjusted ((B-D)/E)	5.7	4.6	5.1

ROE – As-Reported (A/F)	10.1	5.1	(6.7)
ROE – Adjusted ((A-C)/F)	11.5	8.9	9.0

Common dividend payout – As-Reported % (P/N)	77	154	(105)
Common dividend payout – Adjusted % (P/O)	68	88	49
Calculations may differ due to rounding.

REG G RECONCILIATIONS

CONSOLIDATED FINANCIAL MEASURES – RECONCILIATION OF GAAP TO NON-GAAP MEASURES
1Q17-4Q18

($ millions)	1Q18	2Q18	3Q18	4Q18	1Q17	2Q17	3Q17	4Q17
As-reported net income (loss) attributable to Entergy Corporation, rolling 12	462	297	435	849	(731)	(888)	(878)	412
months (A)
Preferred dividends	14	14	14	14	17	15	14	14
Tax-effected interest expense	499	510	520	527	409	404	404	407
As-reported net income (loss) attributable to Entergy Corporation, rolling 12
months adjusted for preferred dividends and tax-effected interest expense (B)	975	821	969	1,390	(305)	(469)	(460)	833

Adjustments, rolling 12 months (C)	(294)	(531)	(481)	(121)	(1,475)	(1,629)	(1,581)	(303)

EWC preferred dividends and tax-effected interest expense, rolling 12 months	22	24	27	29	17	17	17	18

Total adjustments, including preferred dividends and
tax-effected interest expense (D)	(272)	(507)	(454)	(92)	(1,458)	(1,612)	(1,564)	(285)

Adjusted earnings, rolling 12 months (A-C)	756	828	916	970	744	741	703	715
Adjusted earnings, rolling 12 months adjusted for preferred dividends and
tax-effected interest expense (B-D)	1,247	1,328	1,423	1,482	1,153	1,143	1,104	1,118

Average invested capital (E)	24,862	25,480	26,107	26,032	24,321	24,886	25,246	24,213

Average common equity (F)	8,016	8,197	8,551	8,418	8,709	9,064	9,380	8,037

(%)
ROIC – As-Reported (B/E)	3.9	3.2	3.7	5.3	(1.3)	(1.9)	(1.8)	3.4
ROIC – Adjusted ((B-D)/E)	5.0	5.2	5.5	5.7	4.7	4.6	4.4	4.6

ROE – As-Reported (A/F)	5.8	3.6	5.1	10.1	(8.4)	(9.8)	(9.4)	5.1
ROE – Adjusted ((A-C)/F)	9.4	10.1	10.7	11.5	8.5	8.2	7.5	8.9
Calculations may differ due to rounding.

REG G RECONCILIATIONS

CONSOLIDATED FINANCIAL MEASURES – RECONCILIATION OF GAAP TO NON-GAAP MEASURES
2016-2018

($ millions)	2018	2017	2016
Total debt (A)	18,133	16,677	15,275
Less securitization debt (B)	424	545	661
Total debt, excluding securitization debt (A-B)	17,709	16,132	14,614
Less cash and cash equivalents (C)	481	781	1,188
Net debt, excluding securitization debt (A-B-C)	17,228	15,351	13,426
Total capitalization (D)	27,196	24,867	23,560
Less securitization debt (E)	424	545	661
Total capitalization, excluding securitization debt (D-E)	26,772	24,322	22,899
Less cash and cash equivalents (F)	481	781	1,188
Net capitalization, excluding securitization debt (D-E-F)	26,291	23,541	21,711
(%)
Debt to capital (A/D)	66.7	67.1	64.8
Debt to capital, excluding securitization debt ((A-B)/D-E))	66.1	66.3	63.8
Net debt to net capital, excluding securitization debt ((A-B-C)/(D-E-F))	65.5	65.2	61.8

Revolver capacity (G)	4,056	4,174	3,720

Gross liquidity (C+G)	4,537	4,955	4,908

Entergy Corporation notes:
Due September 2020	450	450	450
Due July 2022	650	650	650
Due September 2026	750	750	750
Total parent long-term debt (H)	1,850	1,850	1,850
Revolver draw (I)	220	210	700
Commercial paper (J)	1,942	1,467	344
Unamortized debt issuance and discounts (K)	(10)	(11)	(13)
Total parent debt (H)+(I)+(J)+(K)	4,002	3,516	2,881

Parent debt to total debt, excluding securitization debt % ((H)+(I)+(J)+(K))/(A-B)	22.6	21.8	19.7
Calculations may differ due to rounding.

REG G RECONCILIATIONS

CONSOLIDATED FINANCIAL MEASURES – RECONCILIATION OF GAAP TO NON-GAAP MEASURES
1Q17-4Q18

($ millions)	1Q18	2Q18	3Q18	4Q18	1Q17	2Q17	3Q17	4Q17
Total debt (A)	17,680	17,881	18,485	18,133	15,611	16,285	16,224	16,677
Less securitization debt (B)	520	483	463	424	637	602	582	545
Total debt, excluding securitization debt (A-B)	17,160	17,398	18,022	17,709	14,974	15,683	15,642	16,132
Less cash and cash equivalents (C)	1,206	813	988	481	1,083	934	546	781
Net debt, excluding securitization debt (A-B-C)	15,954	16,585	17,034	17,228	13,891	14,749	15,096	15,351
Total capitalization (D)	25,853	26,102	27,095	27,196	23,871	24,859	25,118	24,867
Less securitization debt (E)	520	483	463	424	637	602	582	545
Total capitalization, excluding securitization debt (D-E)	25,333	25,619	26,632	26,772	23,234	24,257	24,536	24,322
Less cash and cash equivalents (F)	1,206	813	988	481	1,083	934	546	781
Net capitalization, excluding securitization debt (D-E-F)	24,127	24,806	25,644	26,291	22,151	23,323	23,990	23,541
(%)
Debt to capital (A/D)	68.4	68.5	68.2	66.7	65.4	65.5	64.6	67.1
Debt to capital, excluding securitization debt ((A-B)/D-E))	67.7	67.9	67.7	66.1	64.4	64.7	63.8	66.3
Net debt to net capital, excluding securitization debt ((A-B-C)/(D-E-F))	66.1	66.9	66.4	65.5	62.7	63.2	62.9	65.2

Revolver capacity (G)	3,010	3,885	3,653	4,056	4,185	4,163	4,213	4,174

Gross liquidity (C+G)	4,216	4,698	4,641	4,537	5,268	5,097	4,759	4,955

Entergy Corporation notes:
Due January 2017	—	—	—	—	—	—	—	—
Due September 2020	450	450	450	450	450	450	450	450
Due July 2022	650	650	650	650	650	650	650	650
Due September 2026	750	750	750	750	750	750	750	750
Total parent long-term debt (H)	1,850	1,850	1,850	1,850	1,850	1,850	1,850	1,850
Revolver draw (I)	1,125	390	630	220	225	225	150	210
Commercial paper (J)	655	1,945	1,947	1,942	1,088	1,147	1,272	1,467
Unamortized debt issuance and discounts (K)	(11)	(11)	(10)	(10)	(13)	(12)	(11)	(11)
Total parent debt (H)+(I)+(J)+(K)	3,619	4,174	4,417	4,002	3,150	3,210	3,261	3,516

Parent debt to total debt, excluding securitization debt % ((H)+(I)+(J)+(K))/(A-B)	21.1	24.0	24.5	22.6	21.0	20.5	20.8	21.8
Calculations may differ due to rounding.

REG G RECONCILIATIONS

CONSOLIDATED FINANCIAL MEASURES – RECONCILIATION OF GAAP TO NON-GAAP MEASURES
2016-2018

($ millions)	2018	2017	2016
Total debt (A)	18,133	16,677	15,275
Less securitization debt (B)	424	545	661
Total debt, excluding securitization debt (C)	17,709	16,132	14,614

Net cash flow provided by operating activities, rolling 12 months (D)	2,385	2,624	2,999
Allowance for borrowed funds used during construction, rolling 12 months (E)	(61)	(45)	(34)
Working capital items in net cash flow provided by operating activities, rolling 12 months:
Receivables	99	(98)	(97)
Fuel inventory	46	(3)	38
Accounts payable	97	102	174
Prepaid taxes and taxes accrued	39	34	(29)
Interest accrued	5	1	(7)
Other working capital accounts	(164)	(4)	31
Securitization regulatory charges	124	116	114
Total (F)	246	148	224
FFO, rolling 12 months (G) = (D)+(E)-(F)	2,078	2,431	2,741
FFO to debt, excluding securitization debt (G)/(C)	11.7%	15.1%	18.8%
Estimated return of unprotected excess ADIT (rolling 12 months pre-tax) (H)	592	—	—
Severance and retention payments associated with exit of EWC (rolling 12 months pre-tax) (I)	43	100	6
FFO to debt, excluding securitization debt, return of unprotected excess ADIT, and severance and retention payments associated with exit of EWC [(G+H+I)/(C)]	15.3%	15.7%	18.8%
Calculations may differ due to rounding.

REG G RECONCILIATIONS

CONSOLIDATED FINANCIAL MEASURES – RECONCILIATION OF GAAP TO NON-GAAP MEASURES
1Q17-4Q18

($ millions)	1Q18	2Q18	3Q18	4Q18	1Q17	2Q17	3Q17	4Q17
Total debt (A)	17,680	17,881	18,485	18,133	15,611	16,285	16,224	16,677
Less securitization debt (B)	520	483	463	424	637	602	582	545
Total debt, excluding securitization debt (C)	17,160	17,398	18,022	17,709	14,974	15,683	15,642	16,132

Net cash flow provided by operating activities, rolling 12 months (D)	2,652	2,884	2,770	2,385	2,995	2,566	2,459	2,624
Allowance for borrowed funds used during construction, rolling 12 months (E)	(49)	(53)	(57)	(61)	(34)	(37)	(41)	(45)
Working capital items in net cash flow provided by operating activities, rolling 12 months:
Receivables	(123)	(149)	(53)	99	(17)	(33)	(24)	(98)
Fuel inventory	(26)	(1)	26	46	54	35	30	(3)
Accounts payable	81	190	258	97	194	139	(1)	102
Prepaid taxes and taxes accrued	36	28	10	39	(72)	(38)	9	34
Interest accrued	5	3	(3)	5	6	(2)	—	1
Other working capital accounts	(25)	(48)	(9)	(164)	119	62	28	(4)
Securitization regulatory charges	121	123	125	124	114	115	114	116
Total (F)	69	146	354	246	398	278	156	148
FFO, rolling 12 months (G) = (D)+(E)-(F)	2,534	2,685	2,359	2,078	2,563	2,251	2,262	2,431
FFO to debt, excluding securitization debt (G)/(C)	14.8%	15.4%	13.1%	11.7%	17.1%	14.4%	14.5%	15.1%
Estimated return of unprotected excess ADIT (rolling 12 months pre-tax) (H)	—	76	342	592	—	—	—	—
Severance and retention payments associated with exit of EWC (rolling 12 months pre-tax) (I)	100	—	—	43	6	100	100	100
FFO to debt, excluding securitization debt, return of unprotected excess ADIT, and severance and retention payments associated with exit of EWC [(G+H+I)/(C)]	15.3%	15.9%	15.0%	15.3%	17.2%	15.0%	15.1%	15.7%
Calculations may differ due to rounding.

REG G RECONCILIATIONS

UTILITY FINANCIAL MEASURES – RECONCILIATION OF GAAP TO NON-GAAP MEASURES
2016-2018

($ millions)	2018	2017	2016
As-reported earnings applicable to common stock/equity (A)	1,483	762	1,134
Preferred dividends	12	12	17
Tax-effected interest expense	412	337	343
As-reported earnings applicable to common stock/equity adjusted for
preferred dividends and tax-effected interest expense (B)	1,907	1,110	1,495

Utility adjustments
Regulatory-sharing	(40)	56	(16)
Income tax effect on Utility adjustments above	10	(14)	6
2012/2013 IRS audit settlement	44	—	—
Internal restructuring	170	—	—
Tax reform	38	(222)	—
IRS audit items	—	—	137
Total adjustments (C)	223	(181)	127

Adjusted earnings adjusted for preferred
dividends and tax-effected interest expense (B-C)	1,684	1,291	1,368
Adjusted earnings (A-C)	1,261	942	1,008

As-reported Utility net revenue (D)	5,626	6,318	6,179

Utility adjustments included in net revenue
Tax reform	—	56	—
Internal restructuring	(40)	—	(16)
Total adjustments included in net revenue (E)	(40)	56	(16)

Adjusted Utility net revenue (D-E)	5,665	6,263	6,196

As-reported Utility non-fuel O&M (F)	2,652	2,570	2,407

Average invested capital (H)	25,487	23,601	21,896
Average common equity (I)	11,778	10,721	10,008

Gross debt (J)	13,991	13,059	12,349
Less securitization debt (K)	424	545	661
Gross debt, excluding securitization debt (J-K)	13,567	12,514	11,688
Less cash and cash equivalents (L)	260	544	747
Net debt, excluding securitization debt (J-K-L)	13,307	11,969	10,941

Total capitalization (M)	26,740	24,234	22,968
Less securitization debt (K)	424	545	661
Total capitalization, excluding securitization debt (M-K)	26,317	23,689	22,307
Less cash and cash equivalents (L)	260	544	747
Net capitalization, excluding securitization debt (M-K-L)	26,057	23,144	21,560

(%)
ROIC – As-Reported (B/H)	7.5	4.7	6.8
ROIC – Adjusted ((B-C)/H)	6.6	5.5	6.2
ROE – As-Reported (A/I)	12.6	7.1	11.3
ROE – Adjusted ((A-C)/I)	10.7	8.8	10.1
Debt to capital (J/M)	52.3	53.9	53.8
Debt to capital, excluding securitization debt ((J-K)/(M-K))	51.6	52.8	52.4
Net debt to net capital, excluding securitization debt ((J-K-L)/(M-K-L))	51.1	51.7	50.7
Calculations may differ due to rounding.

REG G RECONCILIATIONS

UTILITY FINANCIAL MEASURES – RECONCILIATION OF GAAP TO NON-GAAP MEASURES
1Q17-4Q18

($ millions)	1Q18	2Q18	3Q18	4Q18	1Q17	2Q17	3Q17	4Q17
As-reported earnings applicable to common stock/equity (A)	215	376	505	388	165	244	401	(47)
Less adjustments (B)	—	44	—	179	—	—	—	(181)
Adjusted earnings (A-B)	215	332	505	209	165	244	401	133

As-reported earnings applicable to common stock/equity-rolling 12 months (C)	812	944	1,048	1,483	1,104	972	929	762
Preferred dividends	12	12	12	12	15	13	12	12
Tax-effected interest expense	409	413	415	412	341	335	334	337
As-Reported earnings applicable to common stock/equity, rolling
12 months adjusted for preferred dividends and tax-effected	1,233	1,369	1,474	1,907	1,460	1,321	1,275	1,110
interest expense (D)

Adjustments in prior quarters	(181)	(181)	(137)	44	127	—	—	—
Adjustments in current quarter	—	44	—	179	—	—	—	(181)
Total adjustments (E)	(181)	(137)	(137)	223	127	—	—	(181)

Adjusted earnings, rolling 12 months adjusted for preferred
dividends and tax-effected interest expense (D-E)	1,413	1,505	1,611	1,684	1,334	1,321	1,275	1,291
Adjusted earnings, rolling 12 months (C-E)	993	1,081	1,185	1,261	977	972	929	942

As-reported Utility net revenue (F)	1,460	1,370	1,558	1,238	1,404	1,549	1,811	1,553

Utility adjustments included in net revenue
Tax reform	—	—	—	—	—	—	—	56
Internal restructuring	—	—	—	(40)	—	—	—	—
Total adjustments included in net revenue (G)	—	—	—	(40)	—	—	—	56

Adjusted Utility net revenue (F-G)	1,460	1,370	1,558	1,278	1,404	1,549	1,811	1,498

As-reported Utility non-fuel O&M (H)	629	663	673	687	594	632	625	719

Utility adjustments included in non-fuel O&M	—	—	—	—	—	—	—	—
Total adjustments included in non-fuel O&M (I)	—	—	—	—	—	—	—	—

Adjusted Utility non-fuel O&M (H-I)	629	663	673	687	594	632	625	719

Average invested capital (J)	24,193	24,745	25,247	25,487	22,804	23,170	23,474	23,601
Average common stock or member's equity (K)	10,844	11,266	11,660	11,778	10,261	10,402	10,712	10,721

Gross debt (L)	13,943	13,600	13,937	13,991	12,403	13,006	12,885	13,059
Less securitization debt (M)	520	483	463	424	637	602	582	545
Gross debt, excluding securitization debt (L-M)	13,423	13,116	13,474	13,567	11,766	12,404	12,303	12,514
Less cash and cash equivalents (N)	946	623	808	260	436	687	313	544
Net debt, excluding securitization debt (L-M-N)	12,477	12,493	12,666	13,307	11,330	11,717	11,990	11,970

Total capitalization (O)	25,248	25,567	26,400	26,740	23,138	23,922	24,095	24,234
Less securitization debt (M)	520	483	463	424	637	602	582	545
Total capitalization, excluding securitization debt (O-M)	24,728	25,084	25,937	26,317	22,501	23,320	23,513	23,689
Less cash and cash equivalents (N)	946	623	808	260	436	687	313	544
Net capitalization, excluding securitization debt (O-M-N)	23,782	24,460	25,129	26,057	22,065	22,633	23,200	23,144

(%)
ROIC – As-Reported (D/J)	5.1	5.5	5.8	7.5	6.4	5.7	5.4	4.7
ROIC – Adjusted ((D-E)/J)	5.8	6.1	6.4	6.6	5.8	5.7	5.4	5.5
ROE – As-Reported (C/K)	7.5	8.4	9.0	12.6	10.8	9.3	8.7	7.1
ROE – Adjusted ((C-E)/K)	9.2	9.6	10.2	10.7	9.5	9.3	8.7	8.8
Debt to capital ratio (L/O)	55.2	53.2	52.8	52.3	53.6	54.4	53.5	53.9
Debt to capital, excluding securitization debt ((L-M)/(O-M))	54.3	52.3	51.9	51.6	52.3	53.2	52.3	52.8
Net debt to net capital, excluding securitization debt ((L-M-N)/(O-M-N))	52.5	51.1	50.4	51.1	51.3	51.8	51.7	51.7
Calculations may differ due to rounding.

REG G RECONCILIATIONS

ENTERGY ARKANSAS FINANCIAL MEASURES – RECONCILIATION OF GAAP TO NON-GAAP MEASURES
2016-2018

($ millions)	2018	2017	2016
As-reported earnings applicable to common stock (A)	252	138	162
Preferred dividends	1	1	5
Tax-effected interest expense	86	70	65
As-reported earnings applicable to common stock adjusted for
preferred dividends and tax-effected interest expense (B)	339	210	233

Adjustments
Tax reform	—	3	—
2012/2013 IRS audit settlement	(2)	—	—
Total adjustments (C)	(2)	3	—

Adjusted earnings adjusted for preferred
dividends and tax-effected interest expense (B-C)	341	206	233
Adjusted earnings (A-C)	254	135	162
Average invested capital (D)	5,810	5,263	4,883
Average invested capital, excluding securitization (E)	5,782	5,221	4,828
Average member's equity (F)	2,680	2,315	2,072

Gross debt (G)	3,226	3,002	2,831
Less securitization debt (H)	21	35	48
Gross debt, excluding securitization debt (G-H)	3,205	2,968	2,783
Less cash and cash equivalents (I)	—	6	21
Net debt, excluding securitization debt (G-H-I)	3,205	2,961	2,762

Total capitalization (J)	6,209	5,410	5,115
Less securitization debt (K)	21	35	48
Total capitalization, excluding securitization debt (J-K)	6,188	5,375	5,067
Less cash and cash equivalents (L)	—	6	21
Net capitalization, excluding securitization debt (J-K-L)	6,188	5,369	5,046

(%)
ROIC – As-Reported (B/D)	5.8	4.0	4.8
ROIC – Adjusted ((B-C)/E)	5.9	4.0	4.8
Return on average member's equity – As-Reported (A/F)	9.4	6.0	7.8
Return on average member's equity – Adjusted ((A-C)/F)	9.5	5.8	7.8
Debt to capital (G/J)	52.0	55.5	55.3
Debt to capital, excluding securitization debt ((G-H)/(J-K))	51.8	55.2	54.9
Net debt to net capital, excluding securitization debt ((G-H-I)/(J-K-L))	51.8	55.2	54.7
Calculations may differ due to rounding.

REG G RECONCILIATIONS

ENTERGY LOUISIANA FINANCIAL MEASURES – RECONCILIATION OF GAAP TO NON-GAAP MEASURES
2016-2018

($ millions)	2018	2017	2016
As-reported earnings applicable to common equity (A)	676	316	622
Preferred dividends	—	—	—
Tax-effected interest expense	184	154	159
As-reported earnings applicable to common equity adjusted for
preferred dividends and tax-effected interest expense (B)	860	470	781

Adjustments
IRS audit items	—	—	136
Regulatory sharing	—	56	(16)
Income tax effect on regulatory sharing	—	(14)	6
Tax reform	—	(224)	—
2012/2013 IRS audit settlement	50	—	—
Total Adjustments (C)	50	(183)	126

Adjusted earnings adjusted for preferred
dividends and tax-effected interest expense (B-C)	810	653	655
Adjusted earnings (A-C)	626	499	496
Average invested capital (D)	12,103	11,197	10,266
Average invested capital, excluding securitization (E)	12,036	11,109	10,156
Average member's equity (F)	5,606	5,195	4,910

Gross debt (G)	6,806	6,188	5,817
Less securitization debt (H)	56	78	99
Gross debt, excluding securitization debt (G-H)	6,750	6,110	5,718
Less cash and cash equivalents (I)	43	36	214
Net debt, excluding securitization debt (G-H-I)	6,707	6,074	5,504

Total capitalization (J)	12,709	11,496	10,898
Less securitization debt (K)	56	78	99
Total capitalization, excluding securitization debt (J-K)	12,653	11,419	10,799
Less cash and cash equivalents (L)	43	36	214
Net capitalization, excluding securitization debt (J-K-L)	12,610	11,383	10,585

(%)
ROIC – As-Reported (B/D)	7.1	4.2	7.6
ROIC – Adjusted ((B-C)/E)	6.7	5.9	6.5
Return on average member's equity – As-Reported (A/F)	12.1	6.1	12.7
Return on average member's equity – Adjusted ((A-C)/F)	11.2	9.6	10.1
Debt to capital (G/J)	53.6	53.8	53.4
Debt to capital ratio, excluding securitization debt ((G-H)/(J-K))	53.3	53.5	52.9
Net debt to net capital, excluding securitization debt ((G-H-I)/(J-K-L))	53.2	53.4	52.0
Calculations may differ due to rounding.

REG G RECONCILIATIONS

ENTERGY MISSISSIPPI FINANCIAL MEASURES – RECONCILIATION OF GAAP TO NON-GAAP MEASURES
2016-2018

($ millions)	2018	2017	2016
As-reported earnings applicable to common stock (A)	125	109	107
Preferred dividends	1	1	2
Tax-effected interest expense	39	29	33
As-reported earnings applicable to common stock adjusted for preferred
dividends and tax-effected interest expense (B)	165	139	142

Adjustments
Tax reform	—	(3)	—
2012/2013 IRS audit settlement	(1)	—	—
Total Adjustments (C)	(1)	(3)	—

Adjusted earnings adjusted for preferred
dividends and tax-effected interest expense (B-C)	166	143	142
Adjusted earnings (A-C)	126	113	107
Average invested capital (D)	2,543	2,352	2,174
Average member's equity (E)	1,235	1,136	1,053

Gross debt (F)	1,326	1,270	1,121
Less cash and cash equivalents (G)	37	6	77
Net debt (F-G)	1,289	1,264	1,044

Total capitalization (H)	2,618	2,468	2,236
Less cash and cash equivalents (I)	37	6	77
Net capitalization (H-I)	2,581	2,462	2,159

(%)
ROIC – As-Reported (B/D)	6.5	5.9	6.6
ROIC – Adjusted ((B-C)/D)	6.5	6.1	6.6
Return on average member's equity – As-Reported (A/E)	10.1	9.6	10.1
Return on average member's equity – Adjusted ((A-C)/E)	10.2	9.9	10.1
Debt to capital (F/H)	50.6	51.5	50.2
Net debt to net capital ((F-G)/(H-I))	49.9	51.3	48.4
Calculations may differ due to rounding.

ENTERGY NEW ORLEANS FINANCIAL MEASURES – RECONCILIATION OF GAAP TO NON-GAAP MEASURES
2016-2018

($ millions)	2018	2017	2016
As-reported earnings applicable to common stock (A)	53.2	43.7	47.9
Preferred dividends	—	0.8	1.0
Tax-effected interest expense	14.5	12.6	12.7
As-reported earnings applicable to common stock adjusted for preferred
dividends and tax-effected interest expense (B)	67.6	57.1	61.6

Adjustments
Tax reform	—	(6.1)	—
2012/2013 IRS audit settlement	—	—	—
Total Adjustments (C)	—	(6.1)	—

Adjusted earnings adjusted for preferred
dividends and tax-effected interest expense (B-C)	67.7	63.2	61.6
Adjusted earnings (A-C)	53.2	49.8	47.9
Average invested capital (D)	891	874	804
Average invested capital, excluding securitization (E)	822	794	714
Average member's equity (F)	430	421	388

Gross debt (G)	484	437	449
Less securitization debt (H)	64	74	85
Gross debt, excluding securitization debt (G-H)	420	362	364
Less cash and cash equivalents (I)	20	33	103
Net debt, excluding securitization debt (G-H-I)	400	330	261

Total capitalization (J)	929	852	896
Less securitization debt (K)	64	74	85
Total capitalization, excluding securitization debt (J-K)	865	778	811
Less cash and cash equivalents (L)	20	33	103
Net capitalization, excluding securitization debt (J-K-L)	845	745	708

(%)
ROIC – As-Reported (B/D)	7.6	6.5	7.7
ROIC – Adjusted ((B-C)/E)	8.2	8.0	8.6
Return on average member's equity – As-Reported (A/F)	12.4	10.4	12.3
Return on average member's equity – Adjusted ((A-C)/F)	12.4	11.8	12.3
Debt to capital (G/J)	52.1	51.3	50.1
Debt to capital, excluding securitization debt ((G-H)/(J-K))	48.6	46.5	44.9
Net debt to net capital, excluding securitization debt ((G-H-I)/(J-K-L))	47.4	44.2	36.9
Calculations may differ due to rounding.

REG G RECONCILIATIONS

ENTERGY TEXAS FINANCIAL MEASURES – RECONCILIATION OF GAAP TO NON-GAAP MEASURES
2016-2018

($ millions)	2018	2017	2016
As-reported net income (A)	162	76	108
Preferred dividends	—	—	—
Tax-effected interest expense	65	51	51
As-reported net income adjusted for preferred
dividends and tax-effected interest expense (B)	227	127	159

Adjustments
IRS audit items	—	—	—
Tax reform	38	(3)	—
2012/2013 IRS audit settlement	(1)	—	—
Total Adjustments (C)	37	(3)	—

Adjusted earnings adjusted for preferred
dividends and tax-effected interest expense (B-C)	189	130	158
Adjusted earnings (A-C)	125	79	107
Average invested capital (D)	2,892	2,712	2,495
Average invested capital, excluding securitization debt (E)	2,571	2,319	2,032
Average common equity (F)	1,341	1,165	1,015

Gross debt (G)	1,514	1,587	1,508
Less securitization debt (H)	284	358	429
Gross debt, excluding securitization debt (G-H)	1,230	1,229	1,079
Less cash and cash equivalents (I)	—	116	6
Net debt, excluding securitization debt (G-H-I)	1,230	1,114	1,073

Total capitalization (J)	2,936	2,847	2,577
Less securitization debt (K)	284	358	429
Total capitalization, excluding securitization debt (J-K)	2,652	2,489	2,148
Less cash and cash equivalents (L)	—	116	6
Net capitalization, excluding securitization debt (J-K-L)	2,652	2,374	2,142

(%)
ROIC – As-Reported (B/D)	7.8	4.7	6.4
ROIC – Adjusted ((B-C)/E)	7.4	5.6	7.8
ROE – As-Reported (A/F)	12.1	6.5	10.6
ROE – Adjusted ((A-C)/F)	9.3	6.8	10.5
Debt to capital (G/J)	51.6	55.7	58.5
Debt to capital, excluding securitization debt ((G-H)/(J-K))	46.4	49.4	50.2
Net debt to net capital, excluding securitization debt ((G-H-I)/(J-K-L))	46.4	46.9	50.1
Calculations may differ due to rounding.

REG G RECONCILIATIONS

SYSTEM ENERGY RESOURCES FINANCIAL MEASURES – RECONCILIATION OF GAAP TO NON-GAAP MEASURES
2016-2018

($ millions)	2018	2017	2016
As-reported net income (A)	94	79	97
Preferred dividends	—	—	—
Tax-effected interest expense	27	22	22
As-reported net income adjusted for preferred
dividends and tax-effected interest expense (B)	121	101	119

Adjustments
Tax reform	—	—	—
2012/2013 IRS audit settlement	—	—	—
Total Adjustments (C)	—	—	—

Adjusted earnings adjusted for preferred
dividends and tax-effected interest expense (B-C)	122	101	119
Adjusted earnings (A-C)	94	79	97
Average invested capital (D)	1,324	1,318	1,355
Average common equity (E)	724	725	760

Gross debt (F)	631	569	618
Less cash and cash equivalents (G)	96	287	246
Net debt (F-G)	535	282	372

Total capitalization (H)	1,368	1,280	1,357
Less cash and cash equivalents (I)	96	287	246
Net capitalization (H-I)	1,272	993	1,111

(%)
ROIC – As-Reported (B/D)	9.2	7.6	8.8
ROIC – Adjusted ((B-C)/D)	9.2	7.6	8.8
ROE – As-Reported (A/E)	13.0	10.8	12.7
ROE – Adjusted ((A-C)/E)	13.0	10.8	12.7
Debt to capital (F/H)	46.1	44.5	45.5
Net debt to net capital ((F-G)/(H-I))	42.1	28.5	33.5
Calculations may differ due to rounding.

REG G RECONCILIATIONS

ENTERGY WHOLESALE COMMODITIES FINANCIAL METRICS – RECONCILIATION OF GAAP TO NON-GAAP MEASURES
2016-2018

($ millions)	2018	2017	2016
As-reported net income (loss) attributable to Entergy Corporation	(343)	(175)	(1,495)

Net income (loss)	(341)	(172)	(1,493)
Add back: interest expense	34	24	23
Add back: income taxes	(269)	(146)	(1,192)
Add back: depreciation and amortization	150	193	200
Subtract: interest and investment income	15	224	108
Add back: decommissioning expense	239	255	175
Adjusted EBITDA	(202)	(71)	(2,396)

EWC As-reported net revenue	1,276	1,469	1,542

EWC Nuclear As-reported net revenue	1,258	1,456	1,533
Calculations may differ due to rounding.

ENTERGY WHOLESALE COMMODITIES FINANCIAL METRICS – RECONCILIATION OF GAAP TO NON-GAAP MEASURES
1Q17-4Q18

($ millions)	1Q18	2Q18	3Q18	4Q18	1Q17	2Q17	3Q17	4Q17
As-reported net income (loss) attributable to Entergy Corporation	(18)	(57)	105	(373)	(28)	223	55	(425)

Net income (loss)	(18)	(56)	106	(372)	(27)	224	56	(425)
Add back: interest expense	8	8	9	8	6	6	5	6
Add back: income taxes	(1)	(30)	(136)	(102)	(78)	(455)	26	361
Add back: depreciation and amortization	38	39	40	34	53	52	52	36
Subtract: interest and investment income	(1)	58	127	(169)	43	59	41	81
Add back: decommissioning expense	58	60	56	64	75	60	60	60
Adjusted EBITDA	86	(37)	(52)	(199)	(15)	(172)	158	(43)

EWC As-reported net revenue	382	272	341	281	494	250	392	333

EWC Nuclear As-reported net revenue	379	267	339	274	491	247	391	327
Calculations may differ due to rounding.

ENTERGY CORPORATION AND SUBSIDIARIES

INVESTOR NEWS	COMMON STOCK INFORMATION
Visit our investor relations website at www.entergy.com/investor_relations for	The company’s common stock is listed on the New York and Chicago
earnings reports, financial releases, SEC filings and other investor information.	exchanges under the symbol “ETR” (CUSIP 29364G103). The Entergy share price is reported daily in the financial press under “Entergy” in
INVESTOR RELATIONS	most listings of New York Stock Exchange securities. Entergy common
Securities analysts, portfolio managers, and other members of the financial	stock is a component of the following indices: S&P 500, S&P Utilities
community may contact:	Index, Philadelphia Utility Index and the NYSE Composite Index,
David Borde	among others.
Vice President, Investor Relations
Telephone: 504-576-5668	As of Jan. 31, 2019, there were 189,580,512 shares of Entergy
E–mail: dborde@entergy.com	common stock outstanding. Shareholders of record totaled
24,919, and approximately 175,045 investors held Entergy stock in
SHAREHOLDER ACCOUNT INFORMATION	“street name” through a broker.
EQ Shareowner Services is Entergy’s transfer agent,
registrar, dividend disbursing agent, and dividend reinvestment	CERTIFICATIONS
and stock purchase plan agent. Shareholders of record with	In May 2018, Entergy’s Chief Executive Officer certified to the
questions about lost certificates, lost or missing dividend checks	New York Stock Exchange that he was not aware of any violation
or notifications of change of address should contact:	of the NYSE corporate governance listing standards. Also, Entergy
EQ Shareowner Services	filed certifications regarding the quality of the company’s public
P.O. Box 64874	disclosure, required by Section 302 of the Sarbanes-Oxley Act of
St. Paul, MN 55164-0874	2002, as exhibits to our Annual Report on Form 10-K for the fiscal year
Phone: 1-855-854-1360	ended Dec. 31, 2018.
Internet: www.shareowneronline.com
DIVIDEND PAYMENTS
CORPORATE GOVERNANCE	The Board of Directors declares dividends quarterly and sets the record and
Entergy’s Corporate Governance Guidelines, Board Committee Charters	payment dates. Subject to Board discretion, those dates for 2019 are:
for the Audit, Corporate Governance, and Personnel Committees, Entergy's
Code of Entegrity and other ethics policies may be accessed electronically	DECLARATION DATE		RECORD DATE		PAYMENT DATE
by selecting the investor information page on Entergy’s corporate	February 1			February 14	March 1
website at entergy.com.	April 3			May 9	June 3
	July 26			August 8	September 3
ADDITIONAL INFORMATION	October 25			November 7	December 2
For copies of the above Corporate Governance documents, Entergy’s
10-K and 10-Q reports filed with the Securities and Exchange	Quarterly dividend payments (in cents-per-share):
Commission, or for other investor information, call 1-504-576-4846
or write to:	QUARTER	2018	2017	2016
Entergy Corporation	1	89	87	85
Investor Relations	2	89	87	85
P.O. Box 61000	3	89	87	85
New Orleans, LA 70161	4	91	89	87